UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Equity Income Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22
Approval of Management Agreement	25
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	-9.48%	0.49%	0.55%	5.58%	9.78%	8/1/94
Russell 3000 Value Index	—	-17.20%	-2.22%	-3.50%	3.58%	7.80%(2)	—
S&P 500 Index	—	-13.78%	1.14%	-1.18%	2.82%	7.40%(2)	—
Lipper Equity Income Funds Index	—	-13.59%	0.27%	-1.64%	3.24%	6.45%(2)	—
Institutional Class	ACIIX	-9.37%	0.69%	0.78%	5.80%	6.62%	7/8/98
A Class(3) No sales charge* With sales charge*	TWEAX	-9.60% -14.76%	0.23% -5.49%	0.30% -0.88%	5.31% 4.70%	7.53% 7.10%	3/7/97
B Class No sales charge* With sales charge*	AEKBX	-9.93% -14.93%	-0.53% -4.53%	— —	— —	-3.23% -3.79%	9/28/07
C Class No sales charge* With sales charge*	AEYIX	-9.93% -10.82%	-0.53% -0.53%	-0.42% -0.42%	4.55% 4.55%	4.06% 4.06%	7/13/01
R Class	AEURX	-9.72%	-0.02%	0.08%	—	4.45%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.96%	0.76%	1.21%	1.96%	1.96%	1.46%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.5%
Wells Fargo & Co. (Convertible)	3.1%
Procter & Gamble Co. (The)	2.9%
AT&T, Inc.	2.9%
Marsh & McLennan Cos., Inc.	2.8%
Total SA	2.8%
Bank of America Corp. (Convertible)	2.2%
International Game Technology (Convertible)	2.2%
Consolidated Edison, Inc.	2.2%
Lincare Holdings, Inc., Series A (Convertible)	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.5%
Pharmaceuticals	8.7%
Insurance	7.2%
Household Products	6.1%
Commercial Banks	6.0%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	63.4%
Foreign Common Stocks*	6.8%
Convertible Bonds	18.0%
Convertible Preferred Stocks	9.8%
Exchange-Traded Funds	1.0%
Total Equity Exposure	99.0%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.1%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$905.20	$4.52	0.95%
Institutional Class	$1,000	$906.30	$3.57	0.75%
A Class	$1,000	$904.00	$5.71	1.20%
B Class	$1,000	$900.70	$9.27	1.95%
C Class	$1,000	$900.70	$9.27	1.95%
R Class	$1,000	$902.80	$6.90	1.45%
Hypothetical
Investor Class	$1,000	$1,020.25	$4.80	0.95%
Institutional Class	$1,000	$1,021.25	$3.79	0.75%
A Class	$1,000	$1,019.00	$6.06	1.20%
B Class	$1,000	$1,015.25	$9.82	1.95%
C Class	$1,000	$1,015.25	$9.82	1.95%
R Class	$1,000	$1,017.75	$7.31	1.45%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares/ Principal Amount	Value
Common Stocks — 70.2%
AEROSPACE AND DEFENSE — 0.9%
Lockheed Martin Corp.	297,465	$ 21,607,857
Raytheon Co.	1,258,272	51,425,577
		73,033,434
AIR FREIGHT AND LOGISTICS — 1.8%
United Parcel Service, Inc., Class B	2,392,595	151,092,374
BEVERAGES — 1.1%
Dr Pepper Snapple Group, Inc.	2,290,071	88,808,953
CAPITAL MARKETS — 1.5%
Northern Trust Corp.	3,692,083	129,149,063
CHEMICALS — 1.5%
E.I. du Pont de Nemours & Co.	3,091,642	123,572,931
COMMERCIAL BANKS — 2.5%
Comerica, Inc.	1,395,662	32,058,356
Commerce Bancshares, Inc.	1,655,826	57,539,954
PNC Financial Services Group, Inc.	1,994,636	96,121,509
SunTrust Banks, Inc.	1,194,777	21,446,247
		207,166,066
COMMERCIAL SERVICES AND SUPPLIES — 1.9%
Pitney Bowes, Inc.	786,438	14,785,034
Republic Services, Inc.	2,987,074	83,817,297
Waste Management, Inc.	1,860,038	60,562,837
		159,165,168
COMPUTERS AND PERIPHERALS — 0.4%
Diebold, Inc.	1,191,921	32,789,747
CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	291,491	18,428,061
DISTRIBUTORS — 0.9%
Genuine Parts Co.	1,496,409	76,017,577
DIVERSIFIED FINANCIAL SERVICES — 0.7%
JPMorgan Chase & Co.	1,992,579	60,016,479
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.1%
AT&T, Inc.	8,389,146	239,258,444
CenturyLink, Inc.	3,093,755	102,465,166
		341,723,610
ELECTRIC UTILITIES — 0.9%
Northeast Utilities	1,077,537	36,259,120
Portland General Electric Co.	1,590,966	37,689,985
		73,949,105
ELECTRICAL EQUIPMENT — 1.1%
ABB Ltd.(1)	1,706,778	29,147,852
Emerson Electric Co.	198,542	8,201,770
Rockwell Automation, Inc.	997,589	55,864,984
		93,214,606
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Molex, Inc., Class A	1,967,258	33,207,315
FOOD AND STAPLES RETAILING — 2.8%
SYSCO Corp.	6,386,548	165,411,593
Wal-Mart Stores, Inc.	1,293,478	67,131,508
		232,543,101
FOOD PRODUCTS — 0.3%
General Mills, Inc.	691,464	26,600,620
GAS UTILITIES — 3.3%
AGL Resources, Inc.	1,290,970	52,594,118
Nicor, Inc.(2)	2,196,091	120,806,966
Piedmont Natural Gas Co., Inc.	298,216	8,615,460
WGL Holdings, Inc.(2)	2,553,317	99,758,095
		281,774,639
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.6%
Becton, Dickinson and Co.	1,785,715	130,928,624
HOUSEHOLD PRODUCTS — 6.1%
Clorox Co.	1,895,846	125,751,465
Kimberly-Clark Corp.	1,981,614	140,714,410
Procter & Gamble Co. (The)	3,894,590	246,060,197
		512,526,072
INDUSTRIAL CONGLOMERATES — 3.2%
3M Co.	1,087,923	78,101,992
Koninklijke Philips Electronics NV(1)	2,987,635	53,480,739
Tyco International Ltd.	3,437,182	140,065,167
		271,647,898
INSURANCE — 5.6%
ACE Ltd.	484,981	29,389,849
Allstate Corp. (The)	4,371,152	103,552,591
Chubb Corp. (The)	1,494,135	89,633,159
Marsh & McLennan Cos., Inc.	8,987,680	238,533,027
Transatlantic Holdings, Inc.	299,064	14,510,585
		475,619,211
IT SERVICES — 0.3%
Automatic Data Processing, Inc.	86,263	4,067,300
Paychex, Inc.	897,602	23,669,765
		27,737,065

8

Shares/ Principal Amount	Value
MACHINERY — 0.3%
Atlas Copco AB B Shares	1,895,965	$ 29,743,534
MEDIA — 0.2%
Omnicom Group, Inc.	429,823	15,834,679
METALS AND MINING — 0.4%
Freeport-McMoRan Copper & Gold, Inc.	1,150,848	35,043,322
MULTI-UTILITIES — 2.2%
Consolidated Edison, Inc.	3,256,178	185,667,270
OIL, GAS AND CONSUMABLE FUELS — 10.6%
BP plc	4,990,778	29,934,216
Chevron Corp.	1,895,092	175,333,912
El Paso Pipeline Partners LP	3,188,442	113,094,038
Exxon Mobil Corp.	3,992,782	289,995,756
Spectra Energy Partners LP	1,523,480	42,977,371
Total SA	5,392,725	237,768,860
		889,104,153
PHARMACEUTICALS — 8.7%
Abbott Laboratories	2,198,753	112,444,228
Bristol-Myers Squibb Co.	5,329,329	167,234,344
Eli Lilly & Co.	1,092,788	40,400,372
Johnson & Johnson	2,561,080	163,166,407
Merck & Co., Inc.	3,993,631	130,631,670
Pfizer, Inc.	6,491,179	114,764,045
		728,641,066
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.4%
Applied Materials, Inc.	9,483,002	98,149,071
Intel Corp.	797,000	17,000,010
		115,149,081
SOFTWARE — 0.4%
Microsoft Corp.	1,296,514	32,270,233
SPECIALTY RETAIL — 0.6%
Lowe’s Cos., Inc.	2,690,002	52,024,639
THRIFTS AND MORTGAGE FINANCE — 2.1%
Capitol Federal Financial, Inc.(2)	8,287,959	87,520,847
Hudson City Bancorp., Inc.	254,947	1,443,000
People’s United Financial, Inc.	7,973,106	90,893,408
		179,857,255
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Vodafone Group plc	8,187,876	21,143,926
TOTAL COMMON STOCKS (Cost $5,872,579,061)		5,905,190,877
Convertible Bonds — 18.0%
CAPITAL MARKETS — 0.2%
Janus Capital Group, Inc., 3.25%, 7/15/14	13,833,000	13,539,049
COMMERCIAL BANKS — 0.4%
Deutsche Bank AG, (convertible into SunTrust Banks, Inc.), 6.76%, 11/23/11(3)(4)	862,000	15,622,888
UBS AG, (convertible into Comerica, Inc.), 4.05%, 1/17/12(3)(4)	701,600	16,266,596
		31,889,484
DIVERSIFIED FINANCIAL SERVICES — 0.4%
Deutsche Bank AG, (convertible into JPMorgan Chase & Co.), 4.60%, 12/9/11(3)(4)	568,000	17,091,688
UBS AG, (convertible into JPMorgan Chase & Co.), 5.45%, 1/17/12(3)(4)	591,600	17,872,237
		34,963,925
FOOD PRODUCTS — 0.2%
Deutsche Bank AG, (convertible into Ralcorp Holdings, Inc.), 6.85%, 12/22/11(3)(4)	125,900	9,775,065
Goldman Sachs Group, Inc. (The), (convertible into Ralcorp Holdings, Inc.), 5.25%, 12/22/11(3)(4)	116,000	8,856,716
		18,631,781
HEALTH CARE PROVIDERS AND SERVICES — 5.3%
LifePoint Hospitals, Inc., 3.50%, 5/15/14	111,234,000	113,180,595
LifePoint Hospitals, Inc., 3.25%, 8/15/25	155,285,000	157,808,381
Lincare Holdings, Inc., Series A, 2.75%, 11/1/37	171,846,000	175,497,728
		446,486,704
HOTELS, RESTAURANTS AND LEISURE — 2.2%
International Game Technology, 3.25%, 5/1/14	160,793,000	185,715,915
LIFE SCIENCES TOOLS AND SERVICES — 1.6%
Credit Suisse AG, (convertible into Life Technologies Corp.), MTN, 3.20%, 1/27/12(3)(4)	476,900	18,066,879
Invitrogen Corp., (convertible into Life Technologies Corp.), 1.50%, 2/15/24(4)	113,886,000	115,594,290
		133,661,169

9

Shares/ Principal Amount	Value
MEDIA — 0.4%
tw telecom, inc., 2.375%, 4/1/26	$ 26,916,000	$ 29,607,600
METALS AND MINING — 0.3%
Newmont Mining Corp., 3.00%, 2/15/12	19,973,000	27,687,571
OIL, GAS AND CONSUMABLE FUELS — 2.1%
Peabody Energy Corp., 4.75%, 12/15/41	168,413,000	175,149,520
PAPER AND FOREST PRODUCTS — 0.9%
Rayonier TRS Holdings, Inc., 3.75%, 10/15/12	67,970,000	76,466,250
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.0%
Boston Properties LP, 2.875%, 2/15/37	39,405,000	39,749,794
Host Hotels & Resorts LP, 3.25%, 4/15/24(4)	125,724,000	128,867,100
		168,616,894
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.5%
Intel Corp., 2.95%, 12/15/35	36,400,000	37,082,500
Microchip Technology, Inc., 2.125%, 12/15/37	77,537,000	89,845,999
		126,928,499
SPECIALTY RETAIL — 0.2%
Goldman Sachs Group, Inc. (The), (convertible into Lowe’s Cos., Inc.), 2.95%, 11/29/11(3)(4)	950,000	18,349,250
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Credit Suisse AG, (convertible into American Tower Corp.), MTN, 7.10%, 2/27/12(3)(4)	495,300	25,861,099
TOTAL CONVERTIBLE BONDS (Cost $1,576,895,400)		1,513,554,710
Convertible Preferred Stocks — 9.8%
COMMERCIAL BANKS — 3.1%
Wells Fargo & Co., 7.50%	252,639	260,991,245
DIVERSIFIED FINANCIAL SERVICES — 2.2%
Bank of America Corp., 7.25%	243,719	186,686,317
INSURANCE — 1.6%
Hartford Financial Services Group, Inc., 7.25%	398,161	7,668,581
MetLife, Inc., 5.00%	2,191,661	123,960,346
		131,628,927
MACHINERY — 1.9%
Stanley Black & Decker, Inc., 4.75%	1,588,670	164,014,291
OIL, GAS AND CONSUMABLE FUELS — 0.8%
Apache Corp., 6.00%	1,329,513	68,031,180
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Health Care REIT, Inc., 6.50%	356,393	16,500,996
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $917,730,107)		827,852,956
Exchange-Traded Funds — 1.0%
SPDR S&P 500 ETF Trust (Cost $79,094,305)	698,114	79,005,561
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $24,294,707), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $23,808,233)		23,808,213
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $20,909,285), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $20,407,056)		20,407,039
SSgA U.S. Government Money Market Fund	32,540,055	32,540,055
TOTAL TEMPORARY CASH INVESTMENTS(Cost $76,755,307)		76,755,307
TOTAL INVESTMENT SECURITIES — 99.9%(Cost $8,523,054,180)		8,402,359,411
OTHER ASSETS AND LIABILITIES — 0.1%		12,033,975
TOTAL NET ASSETS — 100.0%		$8,414,393,386

10

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
22,281,448	CHF for USD	Credit Suisse Securities	10/31/11	$24,594,882	$326,771
150,702,103	EUR for USD	UBS AG	10/31/11	201,862,428	3,191,896
28,285,746	GBP for USD	Credit Suisse Securities	10/31/11	44,096,986	136,020
141,719,624	SEK for USD	Credit Suisse Securities	10/31/11	20,625,816	398,534
				$291,180,112	$4,053,221

(Value on Settlement Date $295,233,333)

Notes to Schedule of Investments

CHF = Swiss Franc
ETF = Exchange-Traded Fund
EUR = Euro
GBP = British Pound
MTN = Medium Term Note
SEK = Swedish Krona
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)	Equity-linked debt security. The aggregate value of these securities at the period end was $147,762,418, which represented 1.8% of total net assets.
(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $392,223,808, which represented 4.7% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities — unaffiliated, at value (cost of $8,264,804,417)	$8,094,273,503
Investment securities — affiliated, at value (cost of $258,249,763)	308,085,908
Total investments securities, at value (cost of $8,523,054,180)	8,402,359,411
Foreign currency holdings, at value (cost of $442,063)	417,358
Receivable for investments sold	46,919,719
Receivable for capital shares sold	14,704,301
Unrealized gain on forward foreign currency exchange contracts	4,053,221
Dividends and interest receivable	27,540,575
8,495,994,585

Liabilities
Payable for investments purchased	52,123,200
Payable for capital shares redeemed	22,140,158
Accrued management fees	6,487,620
Distribution and service fees payable	850,221
81,601,199

Net Assets	$8,414,393,386

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,104,843,003
Undistributed net investment income	10,984,966
Accumulated net realized loss	(584,783,356)
Net unrealized depreciation	(116,651,227)
$8,414,393,386

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$4,730,991,259	713,154,738	$6.63
Institutional Class, $0.01 Par Value	$954,187,782	143,786,863	$6.64
A Class, $0.01 Par Value	$2,183,643,114	329,133,437	$6.63	*
B Class, $0.01 Par Value	$7,117,199	1,071,201	$6.64
C Class, $0.01 Par Value	$396,835,345	59,786,777	$6.64
R Class, $0.01 Par Value	$141,618,687	21,389,970	$6.62

*Maximum offering price $7.03 (net asset value divided by 0.9425)

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $5,117,719 from affiliates and net of foreign taxes withheld of $2,037,321)	$141,488,631
Interest	19,340,814
160,829,445

Expenses:
Management fees	41,109,142
Distribution and service fees:
A Class	2,855,733
B Class	39,657
C Class	2,051,913
R Class	369,372
Directors’ fees and expenses	242,423
Other expenses	1,054
46,669,294

Net investment income (loss)	114,160,151

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(81,695) from affiliates)	46,433,642
Foreign currency transactions	6,532,509
52,966,151

Change in net unrealized appreciation (depreciation) on:
Investments	(1,061,405,931)
Translation of assets and liabilities in foreign currencies	5,068,955
(1,056,336,976)

Net realized and unrealized gain (loss)	(1,003,370,825)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(889,210,674)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$114,160,151	$213,149,787
Net realized gain (loss)	52,966,151	571,410,835
Change in net unrealized appreciation (depreciation)	(1,056,336,976)	146,847,882
Net increase (decrease) in net assets resulting from operations	(889,210,674)	931,408,504

Distributions to Shareholders
From net investment income:
Investor Class	(72,111,253)	(127,239,350)
Institutional Class	(15,041,021)	(25,131,472)
A Class	(29,600,761)	(45,917,774)
B Class	(70,639)	(144,442)
C Class	(3,758,853)	(5,156,476)
R Class	(1,722,258)	(2,708,042)
Decrease in net assets from distributions	(122,304,785)	(206,297,556)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	684,001,146	1,716,446,204

Net increase (decrease) in net assets	(327,514,313)	2,441,557,152

Net Assets
Beginning of period	8,741,907,699	6,300,350,547
End of period	$8,414,393,386	$8,741,907,699

Undistributed net investment income	$10,984,966	$19,129,600

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective. The fund pursues its objectives by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

15

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

16

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2011 was 0.94% for the Investor Class, A Class, B Class, C Class and R Class and 0.74% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

17

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $7,072,875,600 and $6,123,384,117, respectively.

For the six months ended September 30, 2011, the fund incurred net realized gains of $502,147 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		2,000,000,000
Sold	110,602,147	$800,657,188	231,643,115	$1,618,310,410
Issued in reinvestment of distributions	8,896,814	63,012,495	16,106,262	111,703,824
Redeemed	(95,575,906)	(681,527,620)	(124,629,876)	(863,182,079)
	23,923,055	182,142,063	123,119,501	866,832,155
Institutional Class/Shares Authorized	800,000,000		500,000,000
Sold	45,567,530	330,845,940	51,792,333	361,926,134
Issued in reinvestment of distributions	1,821,601	12,885,003	3,171,612	21,930,455
Redeemed	(23,893,395)	(172,229,009)	(51,710,777)	(364,060,285)
	23,495,736	171,501,934	3,253,168	19,796,304
A Class/Shares Authorized	1,000,000,000		800,000,000
Sold	69,960,773	507,343,967	140,580,589	980,178,252
Issued in reinvestment of distributions	3,966,204	28,071,609	6,295,025	43,714,333
Redeemed	(39,190,664)	(280,536,576)	(57,277,580)	(395,435,348)
	34,736,313	254,879,000	89,598,034	628,457,237
B Class/Shares Authorized	10,000,000		5,000,000
Sold	40,433	297,026	128,636	917,990
Issued in reinvestment of distributions	8,147	57,847	17,390	120,156
Redeemed	(65,649)	(460,996)	(147,707)	(1,017,495)
	(17,069)	(106,123)	(1,681)	20,651
C Class/Shares Authorized	250,000,000		150,000,000
Sold	12,801,683	93,049,738	28,320,019	198,971,103
Issued in reinvestment of distributions	390,670	2,766,552	585,054	4,056,721
Redeemed	(5,161,287)	(36,903,961)	(5,784,209)	(39,889,794)
	8,031,066	58,912,329	23,120,864	163,138,030
R Class/Shares Authorized	100,000,000		50,000,000
Sold	4,915,475	35,646,090	8,627,866	60,331,760
Issued in reinvestment of distributions	234,647	1,657,179	378,382	2,619,109
Redeemed	(2,857,899)	(20,631,326)	(3,570,063)	(24,749,042)
	2,292,223	16,671,943	5,436,185	38,201,827
Net increase (decrease)	92,461,324	$684,001,146	244,526,071	$1,716,446,204

18

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2011 follows:

	March 31, 2011					September 30, 2011
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Capitol Federal Financial, Inc.	7,089,005	$17,500,270	$3,960,033	$(442,875)	$1,097,701	8,287,959	$87,520,847
Nicor, Inc.	2,125,440	4,189,160	377,726	92,518	2,040,794	2,196,091	120,806,966
WGL Holdings, Inc.	2,552,888	2,082,969	1,996,413	268,662	1,979,224	2,553,317	99,758,095
		$23,772,399	$6,334,172	$(81,695)	$5,117,719		$308,085,908

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$5,334,516,734	—	—
Foreign Common Stocks	169,455,016	$401,219,127	—
Convertible Bonds	—	1,513,554,710	—
Convertible Preferred Stocks	—	827,852,956	—
Exchange-Traded Funds	79,005,561	—	—
Temporary Cash Investments	32,540,055	44,215,252	—
Total Value of Investment Securities	$5,615,517,366	$2,786,842,045	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$4,053,221	—

19

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $4,053,221 in unrealized gain on forward foreign currency exchange contracts. For the six months ended September 30, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $6,198,649 in net realized gain (loss) on foreign currency transactions and $5,076,661 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$8,756,935,887
Gross tax appreciation of investments	$503,344,882
Gross tax depreciation of investments	(857,921,358)
Net tax appreciation (depreciation) of investments	$(354,576,476)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2011, the fund had accumulated capital losses of $(449,422,342), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011(3)	$7.43	0.10	(0.80)	(0.70)	(0.10)	—	(0.10)	$6.63	(9.48)%	0.95%(4)	2.66%(4)	70%	$4,730,991
2011	$6.76	0.21	0.67	0.88	(0.21)	—	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
2010	$5.42	0.18	1.33	1.51	(0.17)	—	(0.17)	$6.76	28.04%	0.97%	2.93%	105%	$3,829,492
2009	$7.30	0.22	(1.87)	(1.65)	(0.23)	—	(0.23)	$5.42	(22.98)%	0.98%	3.36%	296%	$2,913,351
2008	$8.65	0.23	(0.62)	(0.39)	(0.23)	(0.73)	(0.96)	$7.30	(5.17)%	0.97%	2.68%	165%	$3,719,757
2007	$8.11	0.21	1.05	1.26	(0.17)	(0.55)	(0.72)	$8.65	15.79%	0.97%	2.43%	160%	$4,790,510
Institutional Class
2011(3)	$7.44	0.10	(0.79)	(0.69)	(0.11)	—	(0.11)	$6.64	(9.37)%	0.75%(4)	2.86%(4)	70%	$954,188
2011	$6.77	0.23	0.66	0.89	(0.22)	—	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544
2010	$5.42	0.19	1.34	1.53	(0.18)	—	(0.18)	$6.77	28.30%	0.77%	3.13%	105%	$792,024
2009	$7.31	0.23	(1.88)	(1.65)	(0.24)	—	(0.24)	$5.42	(22.94)%	0.78%	3.56%	296%	$502,435
2008	$8.65	0.25	(0.61)	(0.36)	(0.25)	(0.73)	(0.98)	$7.31	(4.85)%	0.77%	2.88%	165%	$496,033
2007	$8.11	0.23	1.05	1.28	(0.19)	(0.55)	(0.74)	$8.65	16.01%	0.77%	2.63%	160%	$551,202
A Class(5)
2011(3)	$7.43	0.09	(0.80)	(0.71)	(0.09)	—	(0.09)	$6.63	(9.60)%	1.20%(4)	2.41%(4)	70%	$2,183,643
2011	$6.76	0.20	0.66	0.86	(0.19)	—	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714
2010	$5.42	0.17	1.32	1.49	(0.15)	—	(0.15)	$6.76	27.71%	1.22%	2.68%	105%	$1,385,436
2009	$7.30	0.20	(1.86)	(1.66)	(0.22)	—	(0.22)	$5.42	(23.18)%	1.23%	3.11%	296%	$794,323
2008	$8.65	0.20	(0.61)	(0.41)	(0.21)	(0.73)	(0.94)	$7.30	(5.40)%	1.22%	2.43%	165%	$933,600
2007	$8.11	0.19	1.05	1.24	(0.15)	(0.55)	(0.70)	$8.65	15.51%	1.22%	2.18%	160%	$1,280,888

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2011(3)	$7.44	0.06	(0.79)	(0.73)	(0.07)	—	(0.07)	$6.64	(9.93)%	1.95%(4)	1.66%(4)	70%	$7,117
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.92%	1.97%	1.93%	105%	$7,383
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$2,392
2008(6)	$8.99	0.08	(0.95)	(0.87)	(0.09)	(0.73)	(0.82)	$7.30	(10.28)%	1.97%(4)	2.11%(4)	165%(7)	$235
C Class
2011(3)	$7.44	0.06	(0.79)	(0.73)	(0.07)	—	(0.07)	$6.64	(9.93)%	1.95%(4)	1.66%(4)	70%	$396,835
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.74%	1.97%	1.93%	105%	$193,776
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$96,930
2008	$8.65	0.14	(0.61)	(0.47)	(0.15)	(0.73)	(0.88)	$7.30	(6.10)%	1.97%	1.68%	165%	$116,985
2007	$8.11	0.12	1.06	1.18	(0.09)	(0.55)	(0.64)	$8.65	14.65%	1.97%	1.43%	160%	$127,266
R Class
2011(3)	$7.42	0.08	(0.80)	(0.72)	(0.08)	—	(0.08)	$6.62	(9.72)%	1.45%(4)	2.16%(4)	70%	$141,619
2011	$6.75	0.18	0.66	0.84	(0.17)	—	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
2010	$5.41	0.15	1.32	1.47	(0.13)	—	(0.13)	$6.75	27.44%	1.47%	2.43%	105%	$92,239
2009	$7.29	0.18	(1.86)	(1.68)	(0.20)	—	(0.20)	$5.41	(23.40)%	1.48%	2.86%	296%	$35,588
2008	$8.63	0.18	(0.60)	(0.42)	(0.19)	(0.73)	(0.92)	$7.29	(5.53)%	1.47%	2.18%	165%	$42,720
2007	$8.09	0.17	1.05	1.22	(0.13)	(0.55)	(0.68)	$8.63	15.25%	1.47%	1.93%	160%	$44,767

23

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Six months ended September 30, 2011 (unaudited).
(4)	Annualized.
(5)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(6)	September 28, 2007 (commencement of sale) through March 31, 2008.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

24

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

25

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

26

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

27

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

28

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73669   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Global Real Estate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Notes to Financial Statements	13
Financial Highlights	18
Approval of Management Agreement	19
Additional Information	21

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the period ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

As the period covered by this report opened in late April 2011, U.S. stocks had crested, following an eight-month rally that had originated back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield had climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

            Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ARYVX	-17.20%	4/29/11
MSCI All Country World IMI/ Real Estate Index	—	-19.62%	—
MSCI All Country World Index	—	-20.47%	—
Institutional Class	ARYNX	-17.10%	4/29/11
A Class No sales charge* With sales charge*	ARYMX	-17.30% -22.05%	4/29/11
C Class No sales charge* With sales charge*	ARYTX	-17.60% -18.42%	4/29/11
R Class	ARYWX	-17.40%	4/29/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.20%	1.00%	1.45%	2.20%	1.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	5.6%
Mitsubishi Estate Co. Ltd.	4.0%
Public Storage	3.8%
Sun Hung Kai Properties Ltd.	3.6%
Ventas, Inc.	3.5%
HCP, Inc.	3.4%
Unibail-Rodamco SE	3.2%
ProLogis	3.1%
Nippon Building Fund, Inc.	2.9%
Health Care REIT, Inc.	2.9%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks(1)	53.7%
Domestic Common Stocks	42.2%
Total Equity Exposure	95.9%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	2.5%
(1)Includes depositary shares, dual listed securities and foreign ordinary shares.

Investments by Country	% of net assets
United States	42.2%
Japan	14.6%
Hong Kong	8.4%
Australia	6.2%
Canada	5.8%
Singapore	5.3%
France	3.2%
United Kingdom	3.0%
Other Countries	7.2%
Cash and Equivalents(2)	4.1%
(2)Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$828.00(2)	$4.65(3)	1.21%
Institutional Class	$1,000	$829.00(2)	$3.89(3)	1.01%
A Class	$1,000	$827.00(2)	$5.61(3)	1.46%
C Class	$1,000	$824.00(2)	$8.48(3)	2.21%
R Class	$1,000	$826.00(2)	$6.57(3)	1.71%
Hypothetical
Investor Class	$1,000	$1,018.95(4)	$6.11(4)	1.21%
Institutional Class	$1,000	$1,019.95(4)	$5.10(4)	1.01%
A Class	$1,000	$1,017.70(4)	$7.36(4)	1.46%
C Class	$1,000	$1,013.95(4)	$11.13(4)	2.21%
R Class	$1,000	$1,016.45(4)	$8.62(4)	1.71%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value based on actual return from April 29, 2011 (fund inception) through September 30, 2011.
(3)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 154, the number of days in the period from April 29, 2011 (fund inception) through September 30, 2011, divided by 366, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

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Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 95.9%
AUSTRALIA — 6.2%
Dexus Property Group	74,930	$ 59,102
Goodman Group	94,605	51,763
GPT Group	21,490	64,223
		175,088
BRAZIL — 1.1%
BR Malls Participacoes SA	2,900	29,058
CANADA — 5.8%
Boardwalk Real Estate Investment Trust	1,165	53,564
Brookfield Office Properties, Inc.	2,951	40,805
RioCan Real Estate Investment Trust	2,723	67,562
		161,931
FRANCE — 3.2%
Unibail-Rodamco SE	498	88,754
GERMANY — 1.2%
Alstria Office REIT-AG	2,881	33,424
HONG KONG — 8.4%
Cheung Kong Holdings Ltd.	3,000	32,022
China Overseas Land & Investment Ltd.	18,000	25,755
Link Real Estate Investment Trust (The)	24,500	77,421
Sun Hung Kai Properties Ltd.	9,000	101,970
		237,168
INDIA — 1.0%
DLF Ltd.	4,032	17,655
Sobha Developers Ltd.	2,581	11,351
		29,006
JAPAN — 14.6%
Japan Real Estate Investment Corp.	8	78,039
Mitsubishi Estate Co. Ltd.	7,000	113,289
Mitsui Fudosan Co. Ltd.	5,000	79,136
Nippon Building Fund, Inc.	8	82,693
Sumitomo Realty & Development Co. Ltd.	3,000	57,647
		410,804
PEOPLE’S REPUBLIC OF CHINA — 0.4%
Country Garden Holdings Co.	42,000	11,311
PHILIPPINES — 1.0%
Ayala Land, Inc.	42,300	13,995
SM Prime Holdings, Inc.	53,000	14,735
		28,730
SINGAPORE — 5.3%
Frasers Centrepoint Trust	52,000	57,003
Global Logistic Properties Ltd.(1)	30,000	37,641
Mapletree Industrial Trust	65,000	53,749
		148,393
SOUTH AFRICA — 0.4%
Growthpoint Properties Ltd.	5,547	12,175
SWEDEN — 0.9%
Castellum AB	2,131	25,956
SWITZERLAND — 1.2%
PSP Swiss Property AG(1)	363	32,571
UNITED KINGDOM — 3.0%
Hammerson plc	6,550	38,230
Shaftesbury plc	6,356	46,012
		84,242
UNITED STATES — 42.2%
American Campus Communities, Inc.	1,736	64,597
American Tower Corp. Class A(1)	1,076	57,889
Equity Lifestyle Properties, Inc.	987	61,885
Extra Space Storage, Inc.	3,204	59,690
General Growth Properties, Inc.	5,870	71,027
HCP, Inc.	2,731	95,749
Health Care REIT, Inc.	1,751	81,947
ProLogis	3,649	88,488
Public Storage	953	106,117
Simon Property Group, Inc.	1,444	158,811
Strategic Hotels & Resorts, Inc.(1)	12,764	55,013
Taubman Centers, Inc.	1,270	63,894
UDR, Inc.	3,136	69,431
Ventas, Inc.	2,011	99,343
Wyndham Worldwide Corp.	1,900	54,169
		1,188,050
TOTAL COMMON STOCKS (Cost $2,945,098)		2,696,661
Temporary Cash Investments — 1.6%
SSgA U.S. Government Money Market Fund (Cost $44,841)	44,841	44,841
TOTAL INVESTMENT SECURITIES — 97.5% (Cost $2,989,939)		2,741,502
OTHER ASSETS AND LIABILITIES — 2.5%		71,113
TOTAL NET ASSETS — 100.0%		$2,812,615

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Sub-Industry Allocation
(as a % of net assets)
Retail REITs	22.2%
Specialized REITs	17.7%
Diversified Real Estate Activities	13.6%
Residential REITs	8.9%
Real Estate Operating Companies	7.0%
Office REITs	6.9%
Industrial REITs	6.8%
Diversified REITs	6.0%
Real Estate Development	2.8%
Wireless Telecommunication Services	2.1%
Hotels, Resorts and Cruise Lines	1.9%
Cash and Equivalents*	4.1%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

REIT = Real Estate Investment Trust
(1)	Non-income producing.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,989,939)	$2,741,502
Receivable for investments sold	158,353
Receivable for capital shares sold	6,058
Dividends receivable	9,175
2,915,088

Liabilities
Foreign currency overdraft payable, at value (cost of $985)	941
Payable for investments purchased	98,221
Accrued management fees	2,797
Distribution and service fees payable	514
102,473

Net Assets	$2,812,615

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,316,608
Undistributed net investment income	19,778
Accumulated net realized loss	(275,030)
Net unrealized depreciation	(248,741)
$2,812,615

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,488,435	179,709	$8.28
Institutional Class, $0.01 Par Value	$331,513	40,000	$8.29
A Class, $0.01 Par Value	$332,265	40,166	$8.27	*
C Class, $0.01 Par Value	$329,856	40,000	$8.25
R Class, $0.01 Par Value	$330,546	40,000	$8.26

*Maximum offering price $8.77 (net asset value divided by 0.9425)

See Notes to Financial Statements.

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Statement of Operations

FOR THE PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,822)	$33,661

Expenses:
Management fees	11,064
Distribution and service fees:
A Class	398
C Class	1,587
R Class	794
Directors’ fees and expenses	40
13,883

Net investment income (loss)	19,778

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(271,360)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $2,680)	(3,670)
(275,030)

Change in net unrealized appreciation (depreciation) on:
Investments	(248,437)
Translation of assets and liabilities in foreign currencies	(304)
(248,741)

Net realized and unrealized gain (loss)	(523,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(503,993)

(1)	April 29, 2011 (fund inception) through September 30, 2011.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

PERIOD ENDED SEPTEMBER 30, 2011(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,778
Net realized gain (loss)	(275,030)
Change in net unrealized appreciation (depreciation)	(248,741)
Net increase (decrease) in net assets resulting from operations	(503,993)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	3,316,608

Net increase (decrease) in net assets	2,812,615

Net Assets
End of period	$2,812,615

Undistributed net investment income	$19,778

(1)	April 29, 2011 (fund inception) through September 30, 2011.

See Notes to Financial Statements.

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Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in securities issued by real estate investment trusts and companies engaged in the real estate industry. The fund invests primarily in companies located in developed countries world-wide but may also invest in emerging markets.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on April 29, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

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If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, A Class, C Class and R Class and 1.00% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period April 29, 2011 (fund inception) through September 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM and an interested director who is an officer own 62% of the outstanding shares of the fund.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period April 29, 2011 (fund inception) through September 30, 2011 were $7,569,286 and $4,351,201, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended September 30, 2011(1)
	Shares	Amount
Investor Class/Shares Authorized	100,000,000
Sold	181,484	$1,730,453
Redeemed	(1,775)	(15,345)
	179,709	1,715,108
Institutional Class/Shares Authorized	50,000,000
Sold	40,000	400,000
A Class/Shares Authorized	50,000,000
Sold	40,166	401,500
C Class/Shares Authorized	50,000,000
Sold	40,000	400,000
R Class/Shares Authorized	50,000,000
Sold	40,000	400,000
Net increase (decrease)	339,875	$3,316,608

(1)	April 29, 2011 (fund inception) through September 30, 2011.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	—	$1,508,611	—
Domestic Common Stocks	$1,188,050	—	—
Temporary Cash Investments	44,841	—	—
Total Value of Investment Securities	$1,232,891	$1,508,611	—

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7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors

8. Federal Tax Information

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$3,075,653
Gross tax appreciation of investments	$11,281
Gross tax depreciation of investments	(345,432)
Net tax appreciation (depreciation) of investments	$(334,151)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Net Asset Value, End of Period	Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations			Operating Expenses	Net Investment Income (Loss)
Investor Class
2011(3)	$10.00	0.09	(1.81)	(1.72)	$8.28	(17.20)%	1.21%(4)	2.32%(4)	198%	$1,488
Institutional Class
2011(3)	$10.00	0.10	(1.81)	(1.71)	$8.29	(17.10)%	1.01%(4)	2.52%(4)	198%	$332
A Class
2011(3)	$10.00	0.08	(1.81)	(1.73)	$8.27	(17.30)%	1.46%(4)	2.07%(4)	198%	$332
C Class
2011(3)	$10.00	0.05	(1.80)	(1.75)	$8.25	(17.60)%	2.21%(4)	1.32%(4)	198%	$330
R Class
2011(3)	$10.00	0.07	(1.81)	(1.74)	$8.26	(17.40)%	1.71%(4)	1.82%(4)	198%	$331

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	April 29, 2011 (fund inception) through September 30, 2011 (unaudited).
(4)	Annualized.

See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on December 9, 2010, the Fund’s Board of Directors unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent directors (the “Directors”) each year and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the fund. The materials circulated in advance of the meeting and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held at the meeting included, but were not limited to

●	the nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor would provide to the Fund and its shareholders on a routine and non-routine basis;

●	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies.

19

When considering the approval of the management agreement for the Fund, the Board considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the Fund.

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the Directors, concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

20

Additional Information
Retirement Account Information

 As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

 The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

21

Notes

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73671   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Equity Index Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	24
Approval of Management Agreement	26
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

           Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACIVX	-13.93%	0.92%	-1.56%	2.37%	0.63%	2/26/99
S&P 500 Index	—	-13.78%	1.14%	-1.18%	2.82%	1.08%	—
Institutional Class	ACQIX	-13.84%	1.13%	-1.40%	2.55%	0.83%	2/26/99

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.50%	0.30%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	3.4%
Exxon Mobil Corp.	3.4%
International Business Machines Corp.	2.0%
Microsoft Corp.	1.7%
Chevron Corp.	1.8%
Johnson & Johnson	1.7%
Procter & Gamble Co. (The)	1.6%
AT&T, Inc.	1.6%
General Electric Co.	1.5%
Coca-Cola Co. (The)	1.4%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.6%
Pharmaceuticals	6.1%
Computers and Peripherals	4.7%
IT Services	4.0%
Software	3.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.4%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	(0.2%)

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$860.70	$2.33	0.50%
Institutional Class	$1,000	$861.60	$1.40	0.30%
Hypothetical
Investor Class	$1,000	$1,022.50	$2.53	0.50%
Institutional Class	$1,000	$1,023.50	$1.52	0.30%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 98.4%
AEROSPACE AND DEFENSE — 2.7%
Boeing Co. (The)	15,865	$ 959,991
General Dynamics Corp.	7,645	434,924
Goodrich Corp.	2,675	322,819
Honeywell International, Inc.	16,711	733,780
ITT Corp.	3,888	163,296
L-3 Communications Holdings, Inc.	2,278	141,168
Lockheed Martin Corp.	5,781	419,932
Northrop Grumman Corp.	5,990	312,438
Precision Castparts Corp.	3,022	469,800
Raytheon Co.	7,614	311,184
Rockwell Collins, Inc.	3,292	173,686
Textron, Inc.	6,245	110,162
United Technologies Corp.	19,444	1,368,080
		5,921,260
AIR FREIGHT AND LOGISTICS — 1.0%
CH Robinson Worldwide, Inc.	3,512	240,467
Expeditors International of Washington, Inc.	4,491	182,110
FedEx Corp.	6,767	457,991
United Parcel Service, Inc., Class B	21,002	1,326,276
		2,206,844
AIRLINES — 0.1%
Southwest Airlines Co.	16,863	135,578
AUTO COMPONENTS — 0.2%
Goodyear Tire & Rubber Co. (The)(1)	5,318	53,659
Johnson Controls, Inc.	14,479	381,811
		435,470
AUTOMOBILES — 0.4%
Ford Motor Co.(1)	80,666	780,040
Harley-Davidson, Inc.	4,944	169,728
		949,768
BEVERAGES — 2.7%
Brown-Forman Corp., Class B	2,074	145,470
Coca-Cola Co. (The)	49,003	3,310,643
Coca-Cola Enterprises, Inc.	6,887	171,348
Constellation Brands, Inc., Class A(1)	3,600	64,800
Dr Pepper Snapple Group, Inc.	4,772	185,058
Molson Coors Brewing Co., Class B	3,531	139,863
PepsiCo, Inc.	33,772	2,090,487
		6,107,669
BIOTECHNOLOGY — 1.3%
Amgen, Inc.	19,697	1,082,350
Biogen Idec, Inc.(1)	5,129	477,766
Celgene Corp.(1)	9,843	609,479
Cephalon, Inc.(1)	1,651	133,236
Gilead Sciences, Inc.(1)	16,343	634,108
		2,936,939
BUILDING PRODUCTS†
Masco Corp.	7,799	55,529
CAPITAL MARKETS — 1.9%
Ameriprise Financial, Inc.	5,033	198,099
Bank of New York Mellon Corp. (The)	26,148	486,091
BlackRock, Inc.	2,142	317,037
Charles Schwab Corp. (The)	23,112	260,472
E*Trade Financial Corp.(1)	5,684	51,781
Federated Investors, Inc. Class B	1,860	32,606
Franklin Resources, Inc.	3,043	291,033
Goldman Sachs Group, Inc. (The)	10,792	1,020,384
Invesco Ltd.	9,820	152,308
Janus Capital Group, Inc.	3,680	22,080
Legg Mason, Inc.	2,997	77,053
Morgan Stanley	31,732	428,382
Northern Trust Corp.	5,478	191,621
State Street Corp.	10,739	345,366
T. Rowe Price Group, Inc.	5,343	255,235
		4,129,548
CHEMICALS — 2.1%
Air Products & Chemicals, Inc.	4,515	344,811
Airgas, Inc.	1,375	87,752
CF Industries Holdings, Inc.	1,504	185,579
Dow Chemical Co. (The)	25,255	567,227
E.I. du Pont de Nemours & Co.	20,058	801,718
Eastman Chemical Co.	1,485	101,767
Ecolab, Inc.	4,990	243,961
FMC Corp.	1,440	99,590
International Flavors & Fragrances, Inc.	1,730	97,261
Monsanto Co.	11,463	688,239
Mosaic Co. (The)	5,912	289,511
PPG Industries, Inc.	3,312	234,026
Praxair, Inc.	6,440	602,011
Sherwin-Williams Co. (The)	1,847	137,269
Sigma-Aldrich Corp.	2,536	156,699
		4,637,421

8

Shares	Value
COMMERCIAL BANKS — 2.5%
BB&T Corp.	15,004	$ 320,035
Comerica, Inc.	4,327	99,391
Fifth Third Bancorp	19,534	197,293
First Horizon National Corp.	5,373	32,023
Huntington Bancshares, Inc.	19,335	92,808
KeyCorp	20,451	121,275
M&T Bank Corp.	2,661	186,004
PNC Financial Services Group, Inc.	11,010	530,572
Regions Financial Corp.	25,910	86,280
SunTrust Banks, Inc.	11,600	208,220
U.S. Bancorp.	41,169	969,118
Wells Fargo & Co.	112,812	2,721,026
Zions BanCorp.	3,969	55,844
		5,619,889
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Avery Dennison Corp.	2,475	62,073
Cintas Corp.	2,605	73,305
Iron Mountain, Inc.	4,363	137,958
Pitney Bowes, Inc.	4,641	87,251
Republic Services, Inc.	6,982	195,915
RR Donnelley & Sons Co.	4,129	58,301
Stericycle, Inc.(1)	1,759	141,986
Waste Management, Inc.	9,919	322,963
		1,079,752
COMMUNICATIONS EQUIPMENT — 2.0%
Cisco Systems, Inc.	117,090	1,813,724
F5 Networks, Inc.(1)	1,688	119,932
Harris Corp.	2,512	85,835
JDS Uniphase Corp.(1)	4,479	44,656
Juniper Networks, Inc.(1)	11,419	197,092
Motorola Mobility Holdings, Inc.(1)	5,582	210,888
Motorola Solutions, Inc.	6,451	270,297
QUALCOMM, Inc.	35,952	1,748,346
Tellabs, Inc.	8,750	37,537
		4,528,307
COMPUTERS AND PERIPHERALS — 4.7%
Apple, Inc.(1)	19,796	7,545,839
Dell, Inc.(1)	33,183	469,539
EMC Corp.(1)	44,409	932,145
Hewlett-Packard Co.	44,011	988,047
Lexmark International, Inc., Class A(1)	1,757	47,492
NetApp, Inc.(1)	8,015	272,029
SanDisk Corp.(1)	5,013	202,275
Western Digital Corp.(1)	4,692	120,678
		10,578,044
CONSTRUCTION AND ENGINEERING — 0.2%
Fluor Corp.	3,753	174,702
Jacobs Engineering Group, Inc.(1)	2,861	92,382
Quanta Services, Inc.(1)	4,092	76,888
		343,972
CONSTRUCTION MATERIALS†
Vulcan Materials Co.	2,930	80,751
CONSUMER FINANCE — 0.8%
American Express Co.	22,245	998,801
Capital One Financial Corp.	9,727	385,481
Discover Financial Services	11,677	267,870
SLM Corp.	10,577	131,684
		1,783,836
CONTAINERS AND PACKAGING — 0.1%
Ball Corp.	3,591	111,393
Bemis Co., Inc.	1,971	57,770
Owens-Illinois, Inc.(1)	3,725	56,322
Sealed Air Corp.	3,345	55,861
		281,346
DISTRIBUTORS — 0.1%
Genuine Parts Co.	3,291	167,183
DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc., Class A(1)	2,562	101,481
DeVry, Inc.	1,439	53,185
H&R Block, Inc.	6,813	90,681
		245,347
DIVERSIFIED FINANCIAL SERVICES — 3.0%
Bank of America Corp.	216,079	1,322,404
Citigroup, Inc.	62,261	1,595,127
CME Group, Inc.	1,411	347,670
IntercontinentalExchange, Inc.(1)	1,540	182,120
JPMorgan Chase & Co.	83,059	2,501,737
Leucadia National Corp.	4,371	99,134
McGraw-Hill Cos., Inc. (The)	6,563	269,083
Moody’s Corp.	4,282	130,387
NASDAQ OMX Group, Inc. (The)(1)	2,729	63,149
NYSE Euronext	5,473	127,193
		6,638,004
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.9%
AT&T, Inc.	126,639	3,611,744
CenturyLink, Inc.	12,988	430,162
Frontier Communications Corp.	20,660	126,233
Verizon Communications, Inc.	60,342	2,220,586
Windstream Corp.	10,979	128,015
		6,516,740

9

Shares	Value
ELECTRIC UTILITIES — 2.1%
American Electric Power Co., Inc.	10,444	$ 397,081
Duke Energy Corp.	28,313	565,977
Edison International	6,996	267,597
Entergy Corp.	3,866	256,277
Exelon Corp.	14,210	605,488
FirstEnergy Corp.	8,762	393,501
NextEra Energy, Inc.	8,968	484,451
Northeast Utilities	3,565	119,962
Pepco Holdings, Inc.	4,768	90,211
Pinnacle West Capital Corp.	2,459	105,589
PPL Corp.	12,542	357,949
Progress Energy, Inc.	6,294	325,526
Southern Co.	18,372	778,422
		4,748,031
ELECTRICAL EQUIPMENT — 0.4%
Emerson Electric Co.	15,747	650,509
Rockwell Automation, Inc.	3,006	168,336
Roper Industries, Inc.	2,130	146,778
		965,623
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Amphenol Corp. Class A	3,610	147,180
Corning, Inc.	33,629	415,655
FLIR Systems, Inc.	3,581	89,704
Jabil Circuit, Inc.	3,946	70,199
Molex, Inc.	3,017	61,456
		784,194
ENERGY EQUIPMENT AND SERVICES — 1.8%
Baker Hughes, Inc.	9,344	431,319
Cameron International Corp.(1)	5,227	217,130
Diamond Offshore Drilling, Inc.	1,532	83,862
FMC Technologies, Inc.(1)	5,051	189,918
Halliburton Co.	19,462	593,980
Helmerich & Payne, Inc.	2,416	98,090
Nabors Industries Ltd.(1)	5,924	72,628
National Oilwell Varco, Inc.	9,084	465,282
Noble Corp.(1)	5,393	158,284
Rowan Cos., Inc.(1)	2,754	83,143
Schlumberger Ltd.	28,772	1,718,552
		4,112,188
FOOD AND STAPLES RETAILING — 2.4%
Costco Wholesale Corp.	9,413	772,996
CVS Caremark Corp.	28,818	967,708
Kroger Co. (The)	13,085	287,347
Safeway, Inc.	7,794	129,614
SUPERVALU, Inc.	4,372	29,118
SYSCO Corp.	12,701	328,956
Wal-Mart Stores, Inc.	37,515	1,947,028
Walgreen Co.	19,325	635,599
Whole Foods Market, Inc.	3,352	218,919
		5,317,285
FOOD PRODUCTS — 2.0%
Archer-Daniels-Midland Co.	14,091	349,598
Campbell Soup Co.	3,882	125,660
ConAgra Foods, Inc.	9,099	220,378
Dean Foods Co.(1)	3,575	31,710
General Mills, Inc.	13,644	524,885
H.J. Heinz Co.	6,777	342,103
Hershey Co. (The)	3,227	191,167
Hormel Foods Corp.	3,086	83,384
J.M. Smucker Co. (The)	2,492	181,642
Kellogg Co.	5,455	290,151
Kraft Foods, Inc., Class A	37,536	1,260,459
McCormick & Co., Inc.	2,672	123,340
Mead Johnson Nutrition Co.	4,374	301,062
Sara Lee Corp.	12,479	204,032
Tyson Foods, Inc., Class A	6,625	115,010
		4,344,581
GAS UTILITIES — 0.1%
Nicor, Inc.	901	49,564
ONEOK, Inc.	2,208	145,816
		195,380
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.9%
Baxter International, Inc.	12,070	677,610
Becton, Dickinson and Co.	4,675	342,771
Boston Scientific Corp.(1)	32,374	191,330
C.R. Bard, Inc.	1,886	165,100
CareFusion Corp.(1)	4,441	106,362
Covidien plc	10,541	464,858
DENTSPLY International, Inc.	3,044	93,420
Edwards Lifesciences Corp.(1)	2,552	181,907
Intuitive Surgical, Inc.(1)	846	308,181
Medtronic, Inc.	22,344	742,715
St. Jude Medical, Inc.	6,966	252,100
Stryker Corp.	6,903	325,338
Varian Medical Systems, Inc.(1)	2,468	128,731
Zimmer Holdings, Inc.(1)	3,952	211,432
		4,191,855
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Aetna, Inc.	7,733	281,094
AmerisourceBergen Corp.	5,885	219,334
Cardinal Health, Inc.	7,536	315,608

10

Shares	Value
CIGNA Corp.	5,819	$ 244,049
Coventry Health Care, Inc.(1)	3,361	96,830
DaVita, Inc.(1)	2,018	126,468
Express Scripts, Inc.(1)	10,516	389,828
Humana, Inc.	3,611	262,628
Laboratory Corp. of America Holdings(1)	2,125	167,981
McKesson Corp.	5,321	386,837
Medco Health Solutions, Inc.(1)	8,217	385,295
Patterson Cos., Inc.	2,093	59,923
Quest Diagnostics, Inc.	3,309	163,332
Tenet Healthcare Corp.(1)	11,044	45,612
UnitedHealth Group, Inc.	23,007	1,061,083
WellPoint, Inc.	7,597	495,932
		4,701,834
HOTELS, RESTAURANTS AND LEISURE — 2.0%
Carnival Corp.	9,861	298,788
Chipotle Mexican Grill, Inc.(1)	689	208,733
Darden Restaurants, Inc.	2,845	121,624
International Game Technology	6,766	98,310
Marriott International, Inc. Class A	6,008	163,658
McDonald’s Corp.	21,949	1,927,561
Starbucks Corp.	15,888	592,463
Starwood Hotels & Resorts Worldwide, Inc.	4,040	156,833
Wyndham Worldwide Corp.	3,502	99,842
Wynn Resorts Ltd.	1,719	197,822
Yum! Brands, Inc.	9,992	493,505
		4,359,139
HOUSEHOLD DURABLES — 0.3%
D.R. Horton, Inc.	6,454	58,344
Fortune Brands, Inc.	3,209	173,543
Harman International Industries, Inc.	1,585	45,299
Leggett & Platt, Inc.	2,851	56,421
Lennar Corp., Class A	3,708	50,206
Newell Rubbermaid, Inc.	6,576	78,057
PulteGroup, Inc.(1)	7,031	27,773
Whirlpool Corp.	1,718	85,746
		575,389
HOUSEHOLD PRODUCTS — 2.4%
Clorox Co.	2,722	180,550
Colgate-Palmolive Co.	10,378	920,321
Kimberly-Clark Corp.	8,455	600,390
Procter & Gamble Co. (The)	58,652	3,705,633
		5,406,894
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.2%
AES Corp. (The)(1)	13,792	134,610
Constellation Energy Group, Inc.	4,136	157,416
NRG Energy, Inc.(1)	4,854	102,953
		394,979
INDUSTRIAL CONGLOMERATES — 2.4%
3M Co.	15,212	1,092,069
Danaher Corp.	12,158	509,907
General Electric Co.	226,136	3,446,313
Tyco International Ltd.	9,715	395,886
		5,444,175
INSURANCE — 3.5%
ACE Ltd.	7,206	436,684
Aflac, Inc.	10,063	351,702
Allstate Corp. (The)	11,202	265,375
American International Group, Inc.(1)	9,189	201,698
Aon Corp.	6,825	286,513
Assurant, Inc.	1,827	65,407
Berkshire Hathaway, Inc., Class B(1)	37,497	2,663,787
Chubb Corp. (The)	6,144	368,578
Cincinnati Financial Corp.	3,699	97,395
Genworth Financial, Inc. Class A(1)	11,104	63,737
Hartford Financial Services Group, Inc.	9,539	153,959
Lincoln National Corp.	6,603	103,205
Loews Corp.	6,804	235,078
Marsh & McLennan Cos., Inc.	11,257	298,761
MetLife, Inc.	22,313	624,987
Principal Financial Group, Inc.	6,742	152,841
Progressive Corp. (The)	13,443	238,748
Prudential Financial, Inc.	10,473	490,765
Torchmark Corp.	2,344	81,712
Travelers Cos., Inc. (The)	8,820	429,799
Unum Group	6,572	137,749
XL Group plc	7,189	135,153
		7,883,633
INTERNET AND CATALOG RETAIL — 1.1%
Amazon.com, Inc.(1)	7,772	1,680,539
Expedia, Inc.	4,077	104,983
Netflix, Inc.(1)	1,129	127,758
priceline.com, Inc.(1)	1,074	482,720
		2,396,000

11

Shares	Value
INTERNET SOFTWARE AND SERVICES — 1.8%
Akamai Technologies, Inc.(1)	4,119	$ 81,886
eBay, Inc.(1)	24,482	721,974
Google, Inc. Class A(1)	5,371	2,762,735
Monster Worldwide, Inc.(1)	2,740	19,673
VeriSign, Inc.	3,441	98,447
Yahoo!, Inc.(1)	26,409	347,542
		4,032,257
IT SERVICES — 4.0%
Accenture plc, Class A	13,631	718,081
Automatic Data Processing, Inc.	10,250	483,287
Cognizant Technology Solutions Corp., Class A(1)	6,460	405,042
Computer Sciences Corp.	3,505	94,109
Fidelity National Information Services, Inc.	5,494	133,614
Fiserv, Inc.(1)	3,135	159,164
International Business Machines Corp.	25,532	4,468,866
MasterCard, Inc., Class A	2,286	725,028
Paychex, Inc.	6,832	180,160
SAIC, Inc.(1)	5,778	68,238
Teradata Corp.(1)	3,534	189,175
Total System Services, Inc.	3,616	61,219
Visa, Inc., Class A	10,937	937,520
Western Union Co. (The)	12,958	198,128
		8,821,631
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Hasbro, Inc.	2,534	82,634
Mattel, Inc.	7,280	188,479
		271,113
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Agilent Technologies, Inc.(1)	7,512	234,750
Life Technologies Corp.(1)	3,826	147,033
PerkinElmer, Inc.	2,672	51,329
Thermo Fisher Scientific, Inc.(1)	8,224	416,463
Waters Corp.(1)	1,883	142,148
		991,723
MACHINERY — 1.8%
Caterpillar, Inc.	13,840	1,021,946
Cummins, Inc.	4,209	343,707
Deere & Co.	8,773	566,473
Dover Corp.	3,965	184,769
Eaton Corp.	7,297	259,043
Flowserve Corp.	1,263	93,462
Illinois Tool Works, Inc.	10,345	430,352
Ingersoll-Rand plc	7,092	199,214
Joy Global, Inc.	2,290	142,850
PACCAR, Inc.	7,996	270,425
Pall Corp.	2,602	110,325
Parker-Hannifin Corp.	3,226	203,657
Snap-On, Inc.	1,315	58,386
Stanley Black & Decker, Inc.	3,559	174,747
		4,059,356
MEDIA — 2.9%
Cablevision Systems Corp., Class A	4,851	76,306
CBS Corp., Class B	14,047	286,278
Comcast Corp., Class A	58,363	1,219,787
DirecTV, Class A(1)	15,875	670,719
Discovery Communications, Inc. Class A(1)	6,056	227,827
Gannett Co., Inc.	5,406	51,519
Interpublic Group of Cos., Inc. (The)	9,943	71,589
News Corp. Class A	48,597	751,795
Omnicom Group, Inc.	5,977	220,193
Scripps Networks Interactive, Inc. Class A	1,994	74,117
Time Warner Cable, Inc.	6,879	431,107
Time Warner, Inc.	22,135	663,386
Viacom, Inc., Class B	12,232	473,868
Walt Disney Co. (The)	39,675	1,196,598
Washington Post Co. (The) Class B	98	32,043
		6,447,132
METALS AND MINING — 0.9%
AK Steel Holding Corp.	2,431	15,899
Alcoa, Inc.	22,839	218,569
Allegheny Technologies, Inc.	2,232	82,562
Cliffs Natural Resources, Inc.	3,057	156,427
Freeport-McMoRan Copper & Gold, Inc.	20,310	618,439
Newmont Mining Corp.	10,610	667,369
Nucor Corp.	6,817	215,690
Titanium Metals Corp.	2,222	33,286
United States Steel Corp.	3,255	71,642
		2,079,883
MULTI-UTILITIES — 1.5%
Ameren Corp.	4,940	147,064
CenterPoint Energy, Inc.	8,884	174,304
CMS Energy Corp.	5,679	112,387
Consolidated Edison, Inc.	6,270	357,515
Dominion Resources, Inc.	12,144	616,551
DTE Energy Co.	3,649	178,874
Integrys Energy Group, Inc.	1,591	77,355
NiSource, Inc.	6,083	130,055

12

Shares	Value
PG&E Corp.	8,657	$ 366,278
Public Service Enterprise Group, Inc.	10,973	366,169
SCANA Corp.	2,563	103,673
Sempra Energy	5,160	265,740
TECO Energy, Inc.	4,470	76,571
Wisconsin Energy Corp.	4,775	149,410
Xcel Energy, Inc.	10,383	256,356
		3,378,302
MULTILINE RETAIL — 0.8%
Big Lots, Inc.(1)	1,470	51,200
Family Dollar Stores, Inc.	2,559	130,151
JC Penney Co., Inc.	3,043	81,491
Kohl’s Corp.	6,029	296,024
Macy’s, Inc.	9,048	238,143
Nordstrom, Inc.	3,520	160,794
Sears Holdings Corp.(1)	742	42,680
Target Corp.	14,277	700,144
		1,700,627
OFFICE ELECTRONICS — 0.1%
Xerox Corp.	29,875	208,229
OIL, GAS AND CONSUMABLE FUELS — 9.6%
Alpha Natural Resources, Inc.(1)	5,036	89,087
Anadarko Petroleum Corp.	10,556	665,556
Apache Corp.	8,157	654,518
Cabot Oil & Gas Corp.	2,177	134,778
Chesapeake Energy Corp.	13,850	353,867
Chevron Corp.(2)	42,775	3,957,543
ConocoPhillips	29,336	1,857,556
CONSOL Energy, Inc.	4,793	162,626
Denbury Resources, Inc.(1)	8,271	95,117
Devon Energy Corp.	8,954	496,410
El Paso Corp.	16,214	283,421
EOG Resources, Inc.	5,803	412,071
EQT Corp.	3,122	166,590
Exxon Mobil Corp.	103,764	7,536,379
Hess Corp.	6,346	332,911
Marathon Oil Corp.	15,124	326,376
Marathon Petroleum Corp.	7,395	200,109
Murphy Oil Corp.	4,116	181,763
Newfield Exploration Co.(1)	2,806	111,370
Noble Energy, Inc.	3,786	268,049
Occidental Petroleum Corp.	17,369	1,241,883
Peabody Energy Corp.	5,849	198,164
Pioneer Natural Resources Co.	2,468	162,320
QEP Resources, Inc.	3,974	107,576
Range Resources Corp.	3,394	198,413
Southwestern Energy Co.(1)	7,496	249,842
Spectra Energy Corp.	14,102	345,922
Sunoco, Inc.	2,632	81,618
Tesoro Corp.(1)	3,274	63,745
Valero Energy Corp.	12,241	217,645
Williams Cos., Inc. (The)	12,700	309,118
		21,462,343
PAPER AND FOREST PRODUCTS — 0.1%
International Paper Co.	9,396	218,457
MeadWestvaco Corp.	3,721	91,388
		309,845
PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	9,172	179,771
Estee Lauder Cos., Inc. (The), Class A	2,419	212,485
		392,256
PHARMACEUTICALS — 6.1%
Abbott Laboratories	33,301	1,703,013
Allergan, Inc.	6,562	540,578
Bristol-Myers Squibb Co.	36,361	1,141,008
Eli Lilly & Co.	21,715	802,804
Forest Laboratories, Inc.(1)	5,626	173,225
Hospira, Inc.(1)	3,507	129,759
Johnson & Johnson	58,420	3,721,938
Merck & Co., Inc.	65,843	2,153,724
Mylan, Inc.(1)	9,251	157,267
Pfizer, Inc.	166,499	2,943,702
Watson Pharmaceuticals, Inc.(1)	2,611	178,201
		13,645,219
PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp.	1,062	65,058
Equifax, Inc.	2,727	83,828
Robert Half International, Inc.	3,134	66,504
		215,390
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.7%
Apartment Investment & Management Co., Class A	2,496	55,212
AvalonBay Communities, Inc.	1,983	226,161
Boston Properties, Inc.	3,111	277,190
Equity Residential	6,389	331,397
HCP, Inc.	8,470	296,958
Health Care REIT, Inc.	3,771	176,483
Host Hotels & Resorts, Inc.	15,083	165,008
Kimco Realty Corp.	8,428	126,673
Plum Creek Timber Co., Inc.	3,656	126,900
ProLogis	9,954	241,384
Public Storage	3,091	344,183

13

Shares	Value
Simon Property Group, Inc.	6,283	$ 691,004
Ventas, Inc.	6,265	309,491
Vornado Realty Trust	3,845	286,914
Weyerhaeuser Co.	11,412	177,457
		3,832,415
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
CB Richard Ellis Group, Inc., Class A(1)	6,981	93,964
ROAD AND RAIL — 0.8%
CSX Corp.	23,399	436,859
Norfolk Southern Corp.	7,333	447,460
Ryder System, Inc.	1,199	44,975
Union Pacific Corp.	10,405	849,776
		1,779,070
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.3%
Advanced Micro Devices, Inc.(1)	12,296	62,464
Altera Corp.	6,871	216,643
Analog Devices, Inc.	6,639	207,469
Applied Materials, Inc.	28,130	291,145
Broadcom Corp., Class A(1)	10,152	337,960
First Solar, Inc.(1)	1,222	77,243
Intel Corp.	112,228	2,393,823
KLA-Tencor Corp.	3,411	130,573
Linear Technology Corp.	5,077	140,379
LSI Corp.(1)	11,285	58,456
MEMC Electronic Materials, Inc.(1)	4,903	25,692
Microchip Technology, Inc.	4,234	131,720
Micron Technology, Inc.(1)	21,547	108,597
Novellus Systems, Inc.(1)	1,271	34,647
NVIDIA Corp.(1)	12,450	155,625
Teradyne, Inc.(1)	3,699	40,726
Texas Instruments, Inc.	24,424	650,899
Xilinx, Inc.	5,872	161,128
		5,225,189
SOFTWARE — 3.9%
Adobe Systems, Inc.(1)	10,464	252,915
Autodesk, Inc.(1)	4,618	128,288
BMC Software, Inc.(1)	3,725	143,636
CA, Inc.	7,971	154,717
Cerner Corp.(1)	3,014	206,519
Citrix Systems, Inc.(1)	4,057	221,228
Compuware Corp.(1)	5,249	40,208
Electronic Arts, Inc.(1)	6,864	140,369
Intuit, Inc.(1)	6,547	310,590
Microsoft Corp.	159,255	3,963,857
Oracle Corp.	84,422	2,426,288
Red Hat, Inc.(1)	3,932	166,166
salesforce.com, inc.(1)	2,908	332,326
Symantec Corp.(1)	15,912	259,366
		8,746,473
SPECIALTY RETAIL — 1.9%
Abercrombie & Fitch Co., Class A	1,926	118,565
AutoNation, Inc.(1)	922	30,223
AutoZone, Inc.(1)	630	201,090
Bed Bath & Beyond, Inc.(1)	5,276	302,368
Best Buy Co., Inc.	6,316	147,163
CarMax, Inc.(1)	4,533	108,112
GameStop Corp., Class A(1)	2,974	68,699
Gap, Inc. (The)	7,197	116,879
Home Depot, Inc. (The)	33,381	1,097,233
Limited Brands, Inc.	5,468	210,573
Lowe’s Cos., Inc.	26,858	519,434
O’Reilly Automotive, Inc.(1)	2,897	193,027
Ross Stores, Inc.	2,528	198,928
Staples, Inc.	14,661	194,991
Tiffany & Co.	2,645	160,869
TJX Cos., Inc.	8,293	460,013
Urban Outfitters, Inc.(1)	2,310	51,559
		4,179,726
TEXTILES, APPAREL AND LUXURY GOODS — 0.6%
Coach, Inc.	6,151	318,806
NIKE, Inc. Class B	8,040	687,501
Ralph Lauren Corp.	1,354	175,614
VF Corp.	1,833	222,746
		1,404,667
THRIFTS AND MORTGAGE FINANCE — 0.1%
Hudson City Bancorp., Inc.	11,508	65,135
People’s United Financial, Inc.	8,104	92,386
		157,521
TOBACCO — 1.8%
Altria Group, Inc.	44,104	1,182,428
Lorillard, Inc.	2,958	327,451
Philip Morris International, Inc.	37,498	2,339,125
Reynolds American, Inc.	7,237	271,243
		4,120,247
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Fastenal Co.	6,209	206,636
W.W. Grainger, Inc.	1,308	195,598
		402,234

14

Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
American Tower Corp. Class A(1)	8,398	$ 451,812
MetroPCS Communications, Inc.(1)	6,234	54,298
Sprint Nextel Corp.(1)	64,519	196,138
		702,248
TOTAL COMMON STOCKS (Cost $187,253,407)		219,859,437
Temporary Cash Investments — 1.8%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $1,047,638), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $1,026,660)		1,026,659

	Shares/ Principal Amount	Value
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations,
3.50%, 2/15/39, valued at $901,652), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11
(Delivery value $879,995)
		$ 879,994
SSgA U.S. Government Money Market Fund	1,413,925	1,413,925
U.S. Treasury Bill, 0.051%, 11/17/11(2)(3)	$ 730,000	729,988
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,050,530)		4,050,566
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $191,303,937)		223,910,003
OTHER ASSETS AND LIABILITIES — (0.2)%		(485,974)
TOTAL NET ASSETS — 100.0%		$223,424,029

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
75	S&P 500 E-Mini	December 2011	$4,222,500	$(223,867)

Notes to Schedule of Investments

REIT = Real Estate Investment Trust
† Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledgedwas $4,223,000.
(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $191,303,937)	$223,910,003
Receivable for capital shares sold	75,894
Dividends and interest receivable	320,803
224,306,700

Liabilities
Payable for capital shares redeemed	681,314
Payable for variation margin on futures contracts	112,736
Accrued management fees	88,621
882,671

Net Assets	$223,424,029

Net Assets Consist of:
Capital (par value and paid-in surplus)	$194,746,474
Undistributed net investment income	130,398
Accumulated net realized loss	(3,835,042)
Net unrealized appreciation	32,382,199
$223,424,029

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$190,623,631	42,373,834	$4.50
Institutional Class, $0.01 Par Value	$32,800,398	7,289,931	$4.50

See Notes to Financial Statements.

16

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$2,614,599
Interest	1,067
2,615,666

Expenses:
Management fees	595,837
Directors’ fees and expenses	5,314
601,151

Net investment income (loss)	2,014,515

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,113,513
Futures contract transactions	(215,294)
4,898,219

Change in net unrealized appreciation (depreciation) on:
Investments	(43,380,953)
Futures contracts	(264,415)
(43,645,368)

Net realized and unrealized gain (loss)	(38,747,149)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(36,732,634)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$2,014,515	$5,972,214
Net realized gain (loss)	4,898,219	70,207,172
Change in net unrealized appreciation (depreciation)	(43,645,368)	(30,566,414)
Net increase (decrease) in net assets resulting from operations	(36,732,634)	45,612,972

Distributions to Shareholders
From net investment income:
Investor Class	(1,679,636)	(3,291,548)
Institutional Class	(335,574)	(2,459,234)
Decrease in net assets from distributions	(2,015,210)	(5,750,782)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(12,127,728)	(206,054,304)

Net increase (decrease) in net assets	(50,875,572)	(166,192,114)

Net Assets
Beginning of period	274,299,601	440,491,715
End of period	$223,424,029	$274,299,601

Undistributed net investment income	$130,398	$131,093

See Notes to Financial Statements.

18

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objectives by matching, as closely as possible, the investment characteristics and results of the S&P 500 Index.

The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

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If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.350% to 0.490% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2011 was 0.49% and 0.29% for the Investor Class and Institutional Class, respectively.

ACIM has entered into a subadvisory agreement with Northern Trust Investments, N.A. (NTI) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining NTI as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $3,806,525 and $13,926,922, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,642,052	$13,401,370	7,592,817	$36,013,103
Issued in reinvestment of distributions	332,684	1,640,574	675,260	3,212,242
Redeemed	(4,457,725)	(22,479,786)	(9,367,020)	(43,371,841)
	(1,482,989)	(7,437,842)	(1,098,943)	(4,146,496)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	886,274	4,416,856	3,607,728	16,847,390
Issued in reinvestment of distributions	67,933	335,574	533,303	2,459,234
Redeemed	(1,845,468)	(9,442,316)	(45,862,531)	(221,214,432)
	(891,261)	(4,689,886)	(41,721,500)	(201,907,808)
Net increase (decrease)	(2,374,250)	$(12,127,728)	(42,820,443)	$(206,054,304)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$219,859,437	—	—
Temporary Cash Investments	1,413,925	$2,636,641	—
Total Value of Investment Securities	$221,273,362	$2,636,641	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(223,867)	—	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed in the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivative instruments as of September 30, 2011, is disclosed on the Statement of Assets and Liabilities as a liability of $112,736 in payable for variation margin on futures contracts. For the six months ended September 30, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $(215,294) in net realized gain (loss) on futures contract transactions and $(264,415) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$201,070,319
Gross tax appreciation of investments	$60,139,640
Gross tax depreciation of investments	(37,299,956)
Net tax appreciation (depreciation) of investments	$22,839,684

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2011, the fund had accumulated capital losses of $(2,885,439), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2015.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011(3)	$5.27	0.04	(0.77)	(0.73)	(0.04)	—	(0.04)	$4.50	(13.93)%	0.50%(4)	1.53%(4)	2%	$190,624
2011	$4.64	0.07	0.64	0.71	(0.08)	—	(0.08)	$5.27	15.39%	0.50%	1.54%	4%	$231,171
2010	$3.17	0.07	1.47	1.54	(0.07)	—	(0.07)	$4.64	48.96%	0.49%	1.81%	12%	$208,726
2009	$5.26	0.09	(2.09)	(2.00)	(0.09)	—	(0.09)	$3.17	(38.36)%	0.49%	1.93%	5%	$129,026
2008	$5.66	0.09	(0.39)	(0.30)	(0.10)	—(5)	(0.10)	$5.26	(5.46)%	0.49%	1.51%	9%	$207,571
2007	$5.16	0.08	0.50	0.58	(0.08)	—	(0.08)	$5.66	11.28%	0.49%	1.49%	4%	$232,880
Institutional Class
2011(3)	$5.27	0.04	(0.77)	(0.73)	(0.04)	—	(0.04)	$4.50	(13.84)%	0.30%(4)	1.73%(4)	2%	$32,800
2011	$4.64	0.08	0.64	0.72	(0.09)	—	(0.09)	$5.27	15.62%	0.30%	1.74%	4%	$43,129
2010	$3.17	0.08	1.47	1.55	(0.08)	—	(0.08)	$4.64	49.27%	0.29%	2.01%	12%	$231,766
2009	$5.26	0.10	(2.09)	(1.99)	(0.10)	—	(0.10)	$3.17	(38.24)%	0.29%	2.13%	5%	$191,053
2008	$5.67	0.10	(0.40)	(0.30)	(0.11)	—(5)	(0.11)	$5.26	(5.27)%	0.29%	1.71%	9%	$599,914
2007	$5.16	0.09	0.51	0.60	(0.09)	—	(0.09)	$5.67	11.50%	0.29%	1.69%	4%	$813,571

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Six months ended September 30, 2011 (unaudited).
(4)	Annualized.
(5)	Per share amount was less than $0.005.

See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

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The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

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Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

29

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73670   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	-15.08%	-1.80%	-4.41%	2.60%	2.25%	7/30/99
Russell 1000 Value Index	—	-16.62%	-1.89%	-3.53%	3.36%	2.06%	—
S&P 500 Index	—	-13.78%	1.14%	-1.18%	2.82%	0.50%	—
Institutional Class	ALVSX	-15.00%	-1.60%	-4.22%	2.80%	1.77%	8/10/01
A Class(2) No sales charge* With sales charge*	ALPAX	-15.05% -19.89%	-2.04% -7.71%	-4.65% -5.78%	2.34% 1.74%	2.68% 2.12%	10/26/00
B Class No sales charge* With sales charge*	ALBVX	-15.49% -20.49%	-2.78% -6.78%	-5.39% -5.64%	— —	2.93% 2.93%	1/31/03
C Class No sales charge* With sales charge*	ALPCX	-15.52% -16.36%	-2.79% -2.79%	-5.37% -5.37%	— —	1.14% 1.14%	11/7/01
R Class	ALVRX	-15.30%	-2.29%	-4.89%	—	1.71%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Chevron Corp.	4.6%
AT&T, Inc.	3.8%
Pfizer, Inc.	3.6%
Exxon Mobil Corp.	3.5%
Procter & Gamble Co. (The)	3.5%
General Electric Co.	3.3%
Wells Fargo & Co.	3.2%
Johnson & Johnson	3.2%
Merck & Co., Inc.	3.0%
JPMorgan Chase & Co.	2.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	12.1%
Pharmaceuticals	10.6%
Insurance	8.5%
Diversified Telecommunication Services	6.2%
Commercial Banks	6.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(1.0)%

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$849.20	$4.02	0.87%
Institutional Class	$1,000	$850.00	$3.10	0.67%
A Class	$1,000	$849.50	$5.18	1.12%
B Class	$1,000	$845.10	$8.63	1.87%
C Class	$1,000	$844.80	$8.62	1.87%
R Class	$1,000	$847.00	$6.33	1.37%
Hypothetical
Investor Class	$1,000	$1,020.65	$4.39	0.87%
Institutional Class	$1,000	$1,021.65	$3.39	0.67%
A Class	$1,000	$1,019.40	$5.65	1.12%
B Class	$1,000	$1,015.65	$9.42	1.87%
C Class	$1,000	$1,015.65	$9.42	1.87%
R Class	$1,000	$1,018.15	$6.91	1.37%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 99.0%
AEROSPACE AND DEFENSE — 1.6%
Honeywell International, Inc.	59,400	$ 2,608,254
Lockheed Martin Corp.	35,300	2,564,192
Northrop Grumman Corp.	31,900	1,663,904
Raytheon Co.	93,100	3,804,997
		10,641,347
AIRLINES — 0.4%
Southwest Airlines Co.	351,100	2,822,844
AUTOMOBILES — 0.6%
Ford Motor Co.(1)	426,700	4,126,189
BEVERAGES — 0.8%
PepsiCo, Inc.	87,200	5,397,680
BIOTECHNOLOGY — 2.4%
Amgen, Inc.	200,500	11,017,475
Gilead Sciences, Inc.(1)	130,800	5,075,040
		16,092,515
CAPITAL MARKETS — 3.3%
Ameriprise Financial, Inc.	120,600	4,746,816
Bank of New York Mellon Corp. (The)	331,600	6,164,444
Goldman Sachs Group, Inc. (The)	84,800	8,017,840
Morgan Stanley	278,500	3,759,750
		22,688,850
CHEMICALS — 0.4%
E.I. du Pont de Nemours & Co.	65,800	2,630,026
COMMERCIAL BANKS — 6.2%
PNC Financial Services Group, Inc.	185,100	8,919,969
U.S. Bancorp.	485,200	11,421,608
Wells Fargo & Co.	889,200	21,447,504
		41,789,081
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Avery Dennison Corp.	91,200	2,287,296
COMMUNICATIONS EQUIPMENT — 2.4%
Cisco Systems, Inc.	1,063,800	16,478,262
COMPUTERS AND PERIPHERALS — 2.0%
Hewlett-Packard Co.	447,400	10,044,130
Western Digital Corp.(1)	131,500	3,382,180
		13,426,310
DIVERSIFIED FINANCIAL SERVICES — 5.3%
Bank of America Corp.	759,800	4,649,976
Citigroup, Inc.	453,400	11,616,108
JPMorgan Chase & Co.	648,000	19,517,760
		35,783,844
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.2%
AT&T, Inc.	898,000	25,610,960
CenturyLink, Inc.	224,200	7,425,504
Verizon Communications, Inc.	242,100	8,909,280
		41,945,744
ELECTRIC UTILITIES — 3.0%
American Electric Power Co., Inc.	239,000	9,086,780
Exelon Corp.	94,100	4,009,601
PPL Corp.	246,500	7,035,110
		20,131,491
ENERGY EQUIPMENT AND SERVICES — 0.8%
National Oilwell Varco, Inc.	37,600	1,925,872
Transocean Ltd.	70,700	3,375,218
		5,301,090
FOOD AND STAPLES RETAILING — 3.4%
CVS Caremark Corp.	306,600	10,295,628
Kroger Co. (The)	172,200	3,781,512
SYSCO Corp.	62,500	1,618,750
Wal-Mart Stores, Inc.	137,500	7,136,250
		22,832,140
FOOD PRODUCTS — 0.7%
Kraft Foods, Inc., Class A	137,200	4,607,176
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.9%
Medtronic, Inc.	196,500	6,531,660
HEALTH CARE PROVIDERS AND SERVICES — 1.6%
Aetna, Inc.	105,900	3,849,465
Quest Diagnostics, Inc.	59,600	2,941,856
WellPoint, Inc.	67,700	4,419,456
		11,210,777
HOUSEHOLD PRODUCTS — 3.5%
Procter & Gamble Co. (The)	375,700	23,736,726
INDUSTRIAL CONGLOMERATES — 3.8%
General Electric Co.	1,456,000	22,189,440
Tyco International Ltd.	86,100	3,508,575
		25,698,015
INSURANCE — 8.5%
Allstate Corp. (The)	180,300	4,271,307
American International Group, Inc.(1)	129,400	2,840,330
Berkshire Hathaway, Inc., Class B(1)	86,300	6,130,752
Chubb Corp. (The)	115,300	6,916,847
Loews Corp.	180,200	6,225,910
MetLife, Inc.	317,000	8,879,170
Principal Financial Group, Inc.	197,000	4,465,990

8

Shares	Value
Prudential Financial, Inc.	108,400	$ 5,079,624
Torchmark Corp.	99,100	3,454,626
Travelers Cos., Inc. (The)	187,800	9,151,494
		57,416,050
IT SERVICES — 0.5%
Fiserv, Inc.(1)	63,800	3,239,126
MACHINERY — 1.1%
Dover Corp.	79,600	3,709,360
Ingersoll-Rand plc	144,600	4,061,814
		7,771,174
MEDIA — 3.7%
CBS Corp., Class B	188,100	3,833,478
Comcast Corp., Class A	481,200	10,057,080
Time Warner, Inc.	288,900	8,658,333
Viacom, Inc., Class B	61,100	2,367,014
		24,915,905
METALS AND MINING — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	37,300	1,135,785
Nucor Corp.	123,100	3,894,884
		5,030,669
MULTI-UTILITIES — 1.0%
PG&E Corp.	158,000	6,684,980
MULTILINE RETAIL — 2.6%
Kohl’s Corp.	83,200	4,085,120
Macy’s, Inc.	198,000	5,211,360
Target Corp.	172,800	8,474,112
		17,770,592
OIL, GAS AND CONSUMABLE FUELS — 12.1%
Apache Corp.	37,300	2,992,952
Chevron Corp.	337,300	31,206,996
ConocoPhillips	198,300	12,556,356
Exxon Mobil Corp.	328,600	23,866,218
Occidental Petroleum Corp.	61,800	4,418,700
Total SA ADR	100,000	4,387,000
Valero Energy Corp.	160,100	2,846,578
		82,274,800
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	176,400	4,101,300
PHARMACEUTICALS — 10.6%
Abbott Laboratories	111,300	5,691,882
Johnson & Johnson	335,100	21,349,221
Merck & Co., Inc.	627,300	20,518,983
Pfizer, Inc.	1,365,500	24,142,040
		71,702,126
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.5%
Applied Materials, Inc.	395,600	4,094,460
Intel Corp.	757,600	16,159,608
Marvell Technology Group Ltd.(1)	254,900	3,703,697
		23,957,765
SOFTWARE — 2.2%
Activision Blizzard, Inc.	288,800	3,436,720
Adobe Systems, Inc.(1)	30,200	729,934
Microsoft Corp.	204,700	5,094,983
Oracle Corp.	189,400	5,443,356
		14,704,993
SPECIALTY RETAIL — 1.6%
Lowe’s Cos., Inc.	367,000	7,097,780
Staples, Inc.	300,700	3,999,310
		11,097,090
TOBACCO — 0.7%
Altria Group, Inc.	175,100	4,694,431
TOTAL COMMON STOCKS(Cost $630,672,132)		671,520,064
Temporary Cash Investments — 2.0%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $4,215,728), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $4,131,313)		4,131,310
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $3,628,275), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $3,541,126)		3,541,123
SSgA U.S. Government Money Market Fund	5,647,346	5,647,346
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,319,779)		13,319,779
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $643,991,911)		684,839,843
OTHER ASSETS AND LIABILITIES — (1.0)%		(6,893,436)
TOTAL NET ASSETS — 100.0%		$677,946,407

9

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,643,151	EUR for USD	UBS AG	10/31/11	$3,540,446	$56,051

(Value on Settlement Date $3,596,497)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $643,991,911)	$684,839,843
Receivable for investments sold	37,255,494
Receivable for capital shares sold	659,079
Unrealized gain on forward foreign currency exchange contracts	56,051
Dividends and interest receivable	1,282,207
724,092,674

Liabilities
Payable for investments purchased	3,259,786
Payable for capital shares redeemed	42,355,135
Accrued management fees	505,603
Distribution and service fees payable	25,743
46,146,267

Net Assets	$677,946,407

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,102,838,725
Undistributed net investment income	313,116
Accumulated net realized loss	(466,109,417)
Net unrealized appreciation	40,903,983
$677,946,407

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$451,803,553	92,610,163	$4.88
Institutional Class, $0.01 Par Value	$144,249,823	29,557,227	$4.88
A Class, $0.01 Par Value	$65,565,266	13,445,437	$4.88	*
B Class, $0.01 Par Value	$2,931,963	599,096	$4.89
C Class, $0.01 Par Value	$7,942,809	1,627,887	$4.88
R Class, $0.01 Par Value	$5,452,993	1,117,324	$4.88

*Maximum offering price $5.18 (net asset value divided by 0.9425)

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $15,367)	$11,263,081
Interest	2,860
11,265,941

Expenses:
Management fees	3,603,323
Distribution and service fees:
A Class	102,754
B Class	19,647
C Class	48,415
R Class	16,526
Directors’ fees and expenses	20,885
3,811,550

Net investment income (loss)	7,454,391

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	31,249,659
Futures contract transactions	(3,022,626)
Foreign currency transactions	133,477
28,360,510

Change in net unrealized appreciation (depreciation) on:
Investments	(168,114,329)
Futures contracts	(10,395)
Translation of assets and liabilities in foreign currencies	84,850
(168,039,874)

Net realized and unrealized gain (loss)	(139,679,364)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(132,224,973)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$7,454,391	$16,838,086
Net realized gain (loss)	28,360,510	10,567,602
Change in net unrealized appreciation (depreciation)	(168,039,874)	67,053,564
Net increase (decrease) in net assets resulting from operations	(132,224,973)	94,459,252

Distributions to Shareholders
From net investment income:
Investor Class	(5,033,324)	(10,094,453)
Institutional Class	(1,813,772)	(4,486,401)
A Class	(604,364)	(1,545,719)
B Class	(14,184)	(25,699)
C Class	(36,399)	(66,454)
R Class	(41,438)	(133,483)
Decrease in net assets from distributions	(7,543,481)	(16,352,209)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(159,689,339)	(368,865,579)

Net increase (decrease) in net assets	(299,457,793)	(290,758,536)

Net Assets
Beginning of period	977,404,200	1,268,162,736
End of period	$677,946,407	$977,404,200

Undistributed net investment income	$313,116	$402,206

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

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If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2011 was 0.87% for the Investor Class, A Class, B Class, C Class and R Class and 0.67% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 27% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $239,885,570 and $389,137,225, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000
Sold	11,978,783	$65,445,777	20,916,343	$109,100,382
Issued in reinvestment of distributions	927,562	4,953,990	1,779,568	9,380,186
Redeemed	(28,926,498)	(154,606,584)	(64,195,407)	(323,475,000)
	(16,020,153)	(84,206,817)	(41,499,496)	(204,994,432)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	6,002,832	33,573,698	29,525,804	147,147,279
Issued in reinvestment of distributions	178,089	960,334	520,671	2,722,184
Redeemed	(16,433,362)	(91,380,958)	(36,615,092)	(191,057,880)
	(10,252,441)	(56,846,926)	(6,568,617)	(41,188,417)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	871,670	4,777,571	3,212,940	16,652,036
Issued in reinvestment of distributions	106,472	569,189	229,789	1,207,718
Redeemed	(3,783,574)	(20,838,376)	(25,429,363)	(122,762,880)
	(2,805,432)	(15,491,616)	(21,986,634)	(104,903,126)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	2,538	14,252	643	3,334
Issued in reinvestment of distributions	2,396	12,812	4,307	22,547
Redeemed	(221,614)	(1,235,011)	(265,915)	(1,412,132)
	(216,680)	(1,207,947)	(260,965)	(1,386,251)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	37,479	211,268	120,132	617,790
Issued in reinvestment of distributions	3,221	17,114	5,425	28,283
Redeemed	(290,584)	(1,629,259)	(1,530,898)	(8,001,009)
	(249,884)	(1,400,877)	(1,405,341)	(7,354,936)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	173,856	985,202	455,818	2,340,631
Issued in reinvestment of distributions	7,142	38,133	24,699	128,656
Redeemed	(280,916)	(1,558,491)	(2,066,106)	(11,507,704)
	(99,918)	(535,156)	(1,585,589)	(9,038,417)
Net increase (decrease)	(29,644,508)	$(159,689,339)	(73,306,642)	$(368,865,579)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$671,520,064	—	—
Temporary Cash Investments	5,647,346	$7,672,433	—
Total Value of Investment Securities	$677,167,410	$7,672,433	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$56,051	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund regularly held equity price risk derivative instruments though none were held at period end.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

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Value of Derivative Instruments as of September 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$56,051	Unrealized loss on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(3,022,626)	Change in net unrealized appreciation (depreciation) on futures contracts	$(10,395)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	133,477	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	84,850
		$(2,889,149)		$74,455

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$676,566,263
Gross tax appreciation of investments	$66,277,013
Gross tax depreciation of investments	(58,003,433)
Net tax appreciation (depreciation) of investments	$8,273,580

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2011, the fund had accumulated capital losses of $(455,857,625), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(153,780,525) and $(302,077,100) expire in 2017 and 2018, respectively.

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On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011(3)	$5.80	0.05	(0.92)	(0.87)	(0.05)	—	(0.05)	$4.88	(15.08)%	0.87%(4)	1.70%(4)	28%	$451,804
2011	$5.24	0.08	0.56	0.64	(0.08)	—	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
2010	$3.64	0.09	1.60	1.69	(0.09)	—	(0.09)	$5.24	46.68%	0.85%	1.87%	25%	$786,992
2009	$6.48	0.14	(2.76)	(2.62)	(0.14)	(0.08)	(0.22)	$3.64	(41.07)%	0.83%	2.57%	22%	$569,483
2008	$7.55	0.14	(0.85)	(0.71)	(0.15)	(0.21)	(0.36)	$6.48	(9.88)%	0.83%	1.93%	18%	$1,251,631
2007	$6.72	0.13	0.89	1.02	(0.13)	(0.06)	(0.19)	$7.55	15.37%	0.83%	1.86%	12%	$1,498,119
Institutional Class
2011(3)	$5.80	0.05	(0.92)	(0.87)	(0.05)	—	(0.05)	$4.88	(15.00)%	0.67%(4)	1.90%(4)	28%	$144,250
2011	$5.24	0.09	0.56	0.65	(0.09)	—	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853
2010	$3.64	0.10	1.60	1.70	(0.10)	—	(0.10)	$5.24	46.97%	0.65%	2.07%	25%	$243,190
2009	$6.48	0.15	(2.76)	(2.61)	(0.15)	(0.08)	(0.23)	$3.64	(40.95)%	0.63%	2.77%	22%	$275,245
2008	$7.55	0.16	(0.86)	(0.70)	(0.16)	(0.21)	(0.37)	$6.48	(9.70)%	0.63%	2.13%	18%	$540,297
2007	$6.72	0.15	0.88	1.03	(0.14)	(0.06)	(0.20)	$7.55	15.60%	0.63%	2.06%	12%	$587,012

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(5)
2011(3)	$5.79	0.04	(0.91)	(0.87)	(0.04)	—	(0.04)	$4.88	(15.05)%	1.12%(4)	1.45%(4)	28%	$65,565
2011	$5.24	0.07	0.55	0.62	(0.07)	—	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159
2010	$3.64	0.08	1.60	1.68	(0.08)	—	(0.08)	$5.24	46.31%	1.10%	1.62%	25%	$200,408
2009	$6.47	0.12	(2.74)	(2.62)	(0.13)	(0.08)	(0.21)	$3.64	(41.12)%	1.08%	2.32%	22%	$162,957
2008	$7.55	0.12	(0.86)	(0.74)	(0.13)	(0.21)	(0.34)	$6.47	(10.24)%	1.08%	1.68%	18%	$373,078
2007	$6.72	0.12	0.88	1.00	(0.11)	(0.06)	(0.17)	$7.55	15.08%	1.08%	1.61%	12%	$282,930
B Class
2011(3)	$5.81	0.02	(0.92)	(0.90)	(0.02)	—	(0.02)	$4.89	(15.49)%	1.87%(4)	0.70%(4)	28%	$2,932
2011	$5.26	0.03	0.55	0.58	(0.03)	—	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
2010	$3.65	0.04	1.61	1.65	(0.04)	—	(0.04)	$5.26	45.34%	1.85%	0.87%	25%	$5,662
2009	$6.49	0.08	(2.75)	(2.67)	(0.09)	(0.08)	(0.17)	$3.65	(41.58)%	1.83%	1.57%	22%	$5,285
2008	$7.57	0.07	(0.87)	(0.80)	(0.07)	(0.21)	(0.28)	$6.49	(10.88)%	1.83%	0.93%	18%	$12,965
2007	$6.74	0.06	0.89	0.95	(0.06)	(0.06)	(0.12)	$7.57	14.18%	1.83%	0.86%	12%	$17,374
C Class
2011(3)	$5.80	0.02	(0.92)	(0.90)	(0.02)	—	(0.02)	$4.88	(15.52)%	1.87%(4)	0.70%(4)	28%	$7,943
2011	$5.24	0.03	0.56	0.59	(0.03)	—	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885
2010	$3.64	0.04	1.60	1.64	(0.04)	—	(0.04)	$5.24	45.19%	1.85%	0.87%	25%	$17,211
2009	$6.47	0.08	(2.74)	(2.66)	(0.09)	(0.08)	(0.17)	$3.64	(41.56)%	1.83%	1.57%	22%	$17,246
2008	$7.55	0.07	(0.87)	(0.80)	(0.07)	(0.21)	(0.28)	$6.47	(10.91)%	1.83%	0.93%	18%	$51,775
2007	$6.72	0.06	0.89	0.95	(0.06)	(0.06)	(0.12)	$7.55	14.22%	1.83%	0.86%	12%	$71,792

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2011(3)	$5.80	0.03	(0.91)	(0.88)	(0.04)	—	(0.04)	$4.88	(15.30)%	1.37%(4)	1.20%(4)	28%	$5,453
2011	$5.24	0.05	0.56	0.61	(0.05)	—	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
2010	$3.64	0.06	1.61	1.67	(0.07)	—	(0.07)	$5.24	45.93%	1.35%	1.37%	25%	$14,699
2009	$6.48	0.11	(2.76)	(2.65)	(0.11)	(0.08)	(0.19)	$3.64	(41.36)%	1.33%	2.07%	22%	$9,587
2008	$7.56	0.11	(0.87)	(0.76)	(0.11)	(0.21)	(0.32)	$6.48	(10.45)%	1.33%	1.43%	18%	$16,675
2007	$6.72	0.10	0.89	0.99	(0.09)	(0.06)	(0.15)	$7.56	14.95%	1.33%	1.36%	12%	$17,765

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Six months ended September 30, 2011 (unaudited).
(4)	Annualized.
(5)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

25

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

26

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

27

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73672   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	20
Approval of Management Agreement	23
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Investor Class	ACMVX	-15.13%	-1.48%	2.09%	6.30%	3/31/04
Russell Midcap Value Index	—	-19.02%	-2.36%	-0.84%	4.64%	—
Institutional Class	AVUAX	-15.10%	-1.37%	2.27%	6.69%	8/2/04
A Class(2) No sales charge* With sales charge*	ACLAX	-15.24% -20.10%	-1.73% -7.35%	1.83% 0.64%	4.86% 3.94%	1/13/05
C Class No sales charge* With sales charge*	ACCLX	-15.55% -16.39%	-2.50% -2.50%	— —	1.37% 1.37%	3/1/10
R Class	AMVRX	-15.33%	-1.89%	1.60%	3.12%	7/29/05

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Republic Services, Inc.	2.9%
Northern Trust Corp.	2.5%
American Tower Corp., Class A	2.3%
Imperial Oil Ltd.	2.2%
Lowe’s Cos., Inc.	2.1%
Zimmer Holdings, Inc.	2.0%
Ralcorp Holdings, Inc.	1.8%
Westar Energy, Inc.	1.7%
Kimberly-Clark Corp.	1.6%
PG&E Corp.	1.6%

Top Five Industries	% of net assets
Insurance	10.5%
Electric Utilities	7.5%
Oil, Gas and Consumable Fuels	6.0%
Health Care Equipment and Supplies	4.4%
Capital Markets	4.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.8%
Foreign Common Stocks*	6.7%
Total Common Stocks	97.5%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	0.1%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 - 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$848.70	$4.67	1.01%
Institutional Class	$1,000	$849.00	$3.74	0.81%
A Class	$1,000	$847.60	$5.82	1.26%
C Class	$1,000	$844.50	$9.27	2.01%
R Class	$1,000	$846.70	$6.97	1.51%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.10	1.01%
Institutional Class	$1,000	$1,020.95	$4.09	0.81%
A Class	$1,000	$1,018.70	$6.36	1.26%
C Class	$1,000	$1,014.95	$10.13	2.01%
R Class	$1,000	$1,017.45	$7.62	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 97.5%
AEROSPACE AND DEFENSE — 1.6%
Huntington Ingalls Industries, Inc.(1)	170,341	$4,144,396
ITT Corp.	521,347	21,896,574
		26,040,970
AIRLINES — 1.0%
Southwest Airlines Co.	2,142,160	17,222,966
AUTOMOBILES — 0.3%
Thor Industries, Inc.	259,658	5,751,425
BEVERAGES — 1.0%
Dr Pepper Snapple Group, Inc.	417,193	16,178,744
CAPITAL MARKETS — 4.1%
Franklin Resources, Inc.	104,370	9,981,947
Northern Trust Corp.	1,173,835	41,060,748
State Street Corp.	206,103	6,628,273
T. Rowe Price Group, Inc.	224,978	10,747,199
		68,418,167
CHEMICALS — 1.0%
Minerals Technologies, Inc.	187,978	9,261,676
Olin Corp.	445,492	8,023,311
		17,284,987
COMMERCIAL BANKS — 3.7%
Comerica, Inc.	964,363	22,151,418
Commerce Bancshares, Inc.	484,438	16,834,221
Cullen/Frost Bankers, Inc.	142,527	6,536,288
SunTrust Banks, Inc.	434,828	7,805,163
Westamerica Bancorp.	204,901	7,851,806
		61,178,896
COMMERCIAL SERVICES AND SUPPLIES — 3.5%
Republic Services, Inc.	1,706,871	47,894,800
Waste Management, Inc.	306,685	9,985,664
		57,880,464
COMMUNICATIONS EQUIPMENT — 0.9%
Emulex Corp.(1)	1,213,592	7,766,989
Harris Corp.	188,452	6,439,405
		14,206,394
COMPUTERS AND PERIPHERALS — 0.3%
Seagate Technology plc	446,500	4,590,020
CONSTRUCTION MATERIALS — 0.3%
Martin Marietta Materials, Inc.	91,920	5,811,182
CONTAINERS AND PACKAGING — 1.3%
Bemis Co., Inc.	764,300	22,401,633
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
CenturyLink, Inc.	625,123	20,704,074
tw telecom, inc.(1)	489,581	8,087,878
Windstream Corp.	573,562	6,687,733
		35,479,685
ELECTRIC UTILITIES — 7.5%
Empire District Electric Co. (The)	987,095	19,129,901
Great Plains Energy, Inc.	1,076,393	20,774,385
IDACORP, Inc.	260,077	9,825,709
Northeast Utilities	372,024	12,518,607
NV Energy, Inc.	1,746,862	25,696,340
Portland General Electric Co.	401,256	9,505,755
Westar Energy, Inc.	1,062,214	28,063,694
		125,514,391
ELECTRICAL EQUIPMENT — 3.2%
Brady Corp., Class A	285,646	7,549,624
Emerson Electric Co.	200,288	8,273,897
Hubbell, Inc., Class B	273,983	13,573,118
Thomas & Betts Corp.(1)	591,873	23,621,651
		53,018,290
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.8%
Molex, Inc., Class A	775,447	13,089,545
FOOD AND STAPLES RETAILING — 2.4%
CVS Caremark Corp.	466,911	15,678,871
SYSCO Corp.	920,484	23,840,536
		39,519,407
FOOD PRODUCTS — 3.7%
General Mills, Inc.	329,766	12,686,098
H.J. Heinz Co.	50,853	2,567,059
Kellogg Co.	306,572	16,306,565
Ralcorp Holdings, Inc.(1)	388,136	29,773,913
		61,333,635
GAS UTILITIES — 0.7%
AGL Resources, Inc.	266,200	10,844,988
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.4%
Boston Scientific Corp.(1)	2,492,462	14,730,450
CareFusion Corp.(1)	848,489	20,321,312
Hologic, Inc.(1)	364,689	5,546,920
Zimmer Holdings, Inc.(1)	615,378	32,922,723
		73,521,405

8

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.8%
CIGNA Corp.	250,851	$10,520,691
Humana, Inc.	98,866	7,190,524
LifePoint Hospitals, Inc.(1)	673,450	24,675,208
Patterson Cos., Inc.	617,574	17,681,144
Select Medical Holdings Corp.(1)	458,626	3,059,035
		63,126,602
HOTELS, RESTAURANTS AND LEISURE — 1.6%
CEC Entertainment, Inc.	638,823	18,187,291
International Speedway Corp., Class A	264,014	6,030,079
Speedway Motorsports, Inc.	264,647	3,196,936
		27,414,306
HOUSEHOLD DURABLES — 1.3%
Whirlpool Corp.	419,141	20,919,327
HOUSEHOLD PRODUCTS — 2.5%
Clorox Co.	216,087	14,333,051
Kimberly-Clark Corp.	384,753	27,321,310
		41,654,361
INDUSTRIAL CONGLOMERATES — 2.9%
Koninklijke Philips Electronics NV	1,461,000	26,152,914
Tyco International Ltd.	555,047	22,618,165
		48,771,079
INSURANCE — 10.5%
ACE Ltd.	187,321	11,351,653
Allstate Corp. (The)	814,808	19,302,802
Aon Corp.	319,419	13,409,210
Arthur J. Gallagher & Co.	316,063	8,312,457
Chubb Corp. (The)	140,972	8,456,910
HCC Insurance Holdings, Inc.	819,252	22,160,767
Marsh & McLennan Cos., Inc.	846,262	22,459,793
Primerica, Inc.	78,409	1,690,498
Symetra Financial Corp.	634,775	5,173,416
Torchmark Corp.	200,427	6,986,885
Transatlantic Holdings, Inc.	535,545	25,984,643
Travelers Cos., Inc. (The)	358,357	17,462,737
Unum Group	599,371	12,562,816
		175,314,587
IT SERVICES — 1.1%
Booz Allen Hamilton Holding Corp.(1)	825,697	12,278,115
Paychex, Inc.	225,736	5,952,658
		18,230,773
MACHINERY — 3.2%
Harsco Corp.	306,688	5,946,680
Ingersoll-Rand plc	335,806	9,432,791
Kaydon Corp.	765,407	21,951,873
Oshkosh Corp.(1)	517,724	8,148,976
Stanley Black & Decker, Inc.	162,312	7,969,519
		53,449,839
MEDIA — 0.5%
Omnicom Group, Inc.	215,905	7,953,940
METALS AND MINING — 0.6%
Newmont Mining Corp.	156,900	9,869,010
MULTI-UTILITIES — 3.7%
Consolidated Edison, Inc.	170,125	9,700,527
PG&E Corp.	631,951	26,737,847
Wisconsin Energy Corp.	224,341	7,019,630
Xcel Energy, Inc.	763,284	18,845,482
		62,303,486
MULTILINE RETAIL — 0.3%
Target Corp.	106,314	5,213,639
OIL, GAS AND CONSUMABLE FUELS — 6.0%
Devon Energy Corp.	174,344	9,665,631
EQT Corp.	206,671	11,027,965
Imperial Oil Ltd.	1,046,500	37,589,713
Murphy Oil Corp.	442,830	19,555,373
Peabody Energy Corp.	139,200	4,716,096
Spectra Energy Partners LP	138,518	3,907,593
Ultra Petroleum Corp.(1)	461,320	12,787,790
		99,250,161
PHARMACEUTICALS — 0.2%
Eli Lilly & Co.	113,010	4,177,980
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.5%
Government Properties Income Trust	1,059,713	22,794,427
Host Hotels & Resorts, Inc.	717,741	7,852,086
National Health Investors, Inc.	79,299	3,340,867
Piedmont Office Realty Trust, Inc., Class A	927,921	15,004,483
Weyerhaeuser Co.	597,748	9,294,981
		58,286,844
ROAD AND RAIL — 0.2%
Heartland Express, Inc.	211,671	2,870,259
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Applied Materials, Inc.	2,281,022	23,608,577
Teradyne, Inc.(1)	1,822,971	20,070,911
		43,679,488

9

Shares	Value
SPECIALTY RETAIL — 3.6%
Best Buy Co., Inc.	209,990	$4,892,767
Lowe’s Cos., Inc.	1,804,039	34,890,114
Staples, Inc.	1,462,250	19,447,925
		59,230,806
THRIFTS AND MORTGAGE FINANCE — 3.3%
Capitol Federal Financial, Inc.	1,536,585	16,226,338
Hudson City Bancorp., Inc.	3,166,380	17,921,711
People’s United Financial, Inc.	1,755,849	20,016,678
		54,164,727
WIRELESS TELECOMMUNICATION SERVICES — 2.3%
American Tower Corp., Class A(1)	721,404	38,811,535
TOTAL COMMON STOCKS(Cost $1,804,547,360)		1,623,979,943
Temporary Cash Investments — 2.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $12,347,111), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $12,099,875)		12,099,865
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $10,626,565), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $10,371,321)		10,371,312
SSgA U.S. Government Money Market Fund	16,539,065	16,539,065
TOTAL TEMPORARY CASH INVESTMENTS(Cost $39,010,242)		39,010,242
TOTAL INVESTMENT SECURITIES — 99.9%(Cost $1,843,557,602)		1,662,990,185
OTHER ASSETS AND LIABILITIES — 0.1%		2,277,821
TOTAL NET ASSETS — 100.0%		$1,665,268,006

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
32,832,368	CAD for USD	UBS AG	10/31/11	$31,309,995	$734,587
17,541,132	EUR for USD	UBS AG	10/31/11	23,495,991	364,482
				$54,805,986	$1,099,069
(Value on Settlement Date $55,905,055)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,843,557,602)	$1,662,990,185
Receivable for investments sold	14,406,675
Receivable for capital shares sold	3,896,981
Unrealized gain on forward foreign currency exchange contracts	1,099,069
Dividends and interest receivable	4,038,113
1,686,431,023

Liabilities
Payable for investments purchased	16,066,322
Payable for capital shares redeemed	3,657,109
Accrued management fees	1,368,553
Distribution and service fees payable	71,033
21,163,017

Net Assets	$1,665,268,006

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,783,287,331
Undistributed net investment income	1,861,371
Undistributed net realized gain	59,595,444
Net unrealized depreciation	(179,476,140)
$1,665,268,006

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,206,125,317	109,114,779	$11.05
Institutional Class, $0.01 Par Value	$187,471,832	16,957,600	$11.06
A Class, $0.01 Par Value	$222,074,594	20,088,614	$11.05	*
C Class, $0.01 Par Value	$9,435,786	853,082	$11.06
R Class, $0.01 Par Value	$40,160,477	3,632,420	$11.06
*Maximum offering price $11.72 (net asset value divided by 0.9425)

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $233,265)	$23,297,882
Interest	506
23,298,388

Expenses:
Management fees	8,923,617
Distribution and service fees:
A Class	289,498
C Class	41,633
R Class	106,257
Directors’ fees and expenses	41,858
9,402,863

Net investment income (loss)	13,895,525

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	35,946,028
Foreign currency transactions	2,566,543
38,512,571

Change in net unrealized appreciation (depreciation) on:
Investments	(352,307,355)
Translation of assets and liabilities in foreign currencies	1,493,387
(350,813,968)

Net realized and unrealized gain (loss)	(312,301,397)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(298,405,872)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$13,895,525	$20,789,702
Net realized gain (loss)	38,512,571	89,778,862
Change in net unrealized appreciation (depreciation)	(350,813,968)	87,435,934
Net increase (decrease) in net assets resulting from operations	(298,405,872)	198,004,498

Distributions to Shareholders
From net investment income:
Investor Class	(11,026,666)	(13,839,031)
Institutional Class	(1,907,385)	(2,589,110)
A Class	(1,629,914)	(2,017,571)
C Class	(28,935)	(11,585)
R Class	(245,274)	(327,247)
Decrease in net assets from distributions	(14,838,174)	(18,784,544)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	211,365,364	948,545,915

Net increase (decrease) in net assets	(101,878,682)	1,127,765,869

Net Assets
Beginning of period	1,767,146,688	639,380,819
End of period	$1,665,268,006	$1,767,146,688

Undistributed net investment income	$1,861,371	$2,804,020

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in stocks of medium size companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

14

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 6% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $1,006,250,609 and $777,711,598, respectively.

For the six months ended September 30, 2011, the fund incurred net realized losses of $(219,323) from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		250,000,000
Sold	25,144,784	$315,696,083	72,679,735	$882,067,136
Issued in reinvestment of distributions	877,539	10,601,096	1,048,319	12,365,504
Redeemed	(18,493,271)	(226,422,704)	(14,116,783)	(168,457,048)
	7,529,052	99,874,475	59,611,271	725,975,592
Institutional Class/Shares Authorized	100,000,000		40,000,000
Sold	6,334,476	80,761,689	8,642,241	99,291,094
Issued in reinvestment of distributions	115,814	1,399,898	151,992	1,786,456
Redeemed	(2,447,071)	(29,835,937)	(1,842,986)	(22,136,228)
	4,003,219	52,325,650	6,951,247	78,941,322
A Class/Shares Authorized	100,000,000		50,000,000
Sold	7,050,731	88,961,204	12,326,960	147,472,567
Issued in reinvestment of distributions	132,129	1,591,768	170,784	2,000,933
Redeemed	(3,524,859)	(42,863,673)	(2,680,188)	(31,630,079)
	3,658,001	47,689,299	9,817,556	117,843,421
C Class/Shares Authorized	10,000,000		10,000,000
Sold	456,128	5,736,141	457,926	5,640,665
Issued in reinvestment of distributions	2,125	25,491	948	10,937
Redeemed	(61,018)	(747,347)	(7,495)	(95,061)
	397,235	5,014,285	451,379	5,556,541
R Class/Shares Authorized	15,000,000		10,000,000
Sold	1,109,418	13,926,181	2,347,333	28,450,865
Issued in reinvestment of distributions	20,344	245,209	28,213	327,105
Redeemed	(613,363)	(7,709,735)	(715,651)	(8,548,931)
	516,399	6,461,655	1,659,895	20,229,039
Net increase (decrease)	16,103,906	$211,365,364	78,491,348	$948,545,915

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

17

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,512,244,687	—	—
Foreign Common Stocks	47,992,629	$63,742,627	—
Temporary Cash Investments	16,539,065	22,471,177	—
Total Value of Investment Securities	$1,576,776,381	$86,213,804	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$1,099,069	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $1,099,069 in unrealized gain on forward foreign currency exchange contracts. For the six months ended September 30, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,515,993 in net realized gain (loss) on foreign currency transactions and $1,504,553 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

18

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,874,886,627
Gross tax appreciation of investments	$49,119,673
Gross tax depreciation of investments	(261,016,115)
Net tax appreciation (depreciation) of investments	$(211,896,442)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011(3)	$13.13	0.10	(2.08)	(1.98)	(0.10)	—	(0.10)	$11.05	(15.13)%	1.01%(4)	1.56%(4)	43%	$1,206,125
2011	$11.41	0.25	1.70	1.95	(0.23)	—	(0.23)	$13.13	17.34%	1.01%	2.07%	71%	$1,334,230
2010	$7.34	0.18	4.03	4.21	(0.14)	—	(0.14)	$11.41	57.68%	1.00%	1.79%	126%	$478,796
2009	$10.66	0.19	(3.32)	(3.13)	(0.19)	—	(0.19)	$7.34	(29.66)%	1.00%	2.10%	173%	$210,960
2008	$13.33	0.16	(1.51)	(1.35)	(0.16)	(1.16)	(1.32)	$10.66	(10.84)%	1.00%	1.25%	206%	$274,918
2007	$12.10	0.16	1.87	2.03	(0.14)	(0.66)	(0.80)	$13.33	17.12%	1.00%	1.30%	187%	$301,642
Institutional Class
2011(3)	$13.14	0.11	(2.08)	(1.97)	(0.11)	—	(0.11)	$11.06	(15.10)%	0.81%(4)	1.76%(4)	43%	$187,472
2011	$11.41	0.28	1.70	1.98	(0.25)	—	(0.25)	$13.14	17.66%	0.81%	2.27%	71%	$170,182
2010	$7.34	0.20	4.03	4.23	(0.16)	—	(0.16)	$11.41	58.00%	0.80%	1.99%	126%	$68,487
2009	$10.66	0.21	(3.32)	(3.11)	(0.21)	—	(0.21)	$7.34	(29.52)%	0.80%	2.30%	173%	$17,859
2008	$13.33	0.18	(1.51)	(1.33)	(0.18)	(1.16)	(1.34)	$10.66	(10.67)%	0.80%	1.45%	206%	$17,378
2007	$12.10	0.19	1.87	2.06	(0.17)	(0.66)	(0.83)	$13.33	17.36%	0.80%	1.50%	187%	$20,623

20

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(5)
2011(3)	$13.13	0.08	(2.07)	(1.99)	(0.09)	—	(0.09)	$11.05	(15.24)%	1.26%(4)	1.31%(4)	43%	$222,075
2011	$11.41	0.21	1.71	1.92	(0.20)	—	(0.20)	$13.13	17.05%	1.26%	1.82%	71%	$215,813
2010	$7.34	0.15	4.04	4.19	(0.12)	—	(0.12)	$11.41	57.28%	1.25%	1.54%	126%	$75,435
2009	$10.66	0.17	(3.32)	(3.15)	(0.17)	—	(0.17)	$7.34	(29.84)%	1.25%	1.85%	173%	$26,039
2008	$13.33	0.13	(1.51)	(1.38)	(0.13)	(1.16)	(1.29)	$10.66	(11.07)%	1.25%	1.00%	206%	$25,932
2007	$12.10	0.14	1.86	2.00	(0.11)	(0.66)	(0.77)	$13.33	16.83%	1.25%	1.05%	187%	$21,412
C Class
2011(3)	$13.14	0.03	(2.07)	(2.04)	(0.04)	—	(0.04)	$11.06	(15.55)%	2.01%(4)	0.56%(4)	43%	$9,436
2011	$11.42	0.13	1.71	1.84	(0.12)	—	(0.12)	$13.14	16.24%	2.01%	1.07%	71%	$5,989
2010(6)	$10.97	0.02	0.43	0.45	—	—	—	$11.42	4.10%	2.00%(4)	2.07%(4)	126%(7)	$51
R Class
2011(3)	$13.14	0.07	(2.08)	(2.01)	(0.07)	—	(0.07)	$11.06	(15.33)%	1.51%(4)	1.06%(4)	43%	$40,160
2011	$11.41	0.19	1.71	1.90	(0.17)	—	(0.17)	$13.14	16.85%	1.51%	1.57%	71%	$40,933
2010	$7.34	0.13	4.03	4.16	(0.09)	—	(0.09)	$11.41	56.88%	1.50%	1.29%	126%	$16,611
2009	$10.65	0.15	(3.32)	(3.17)	(0.14)	—	(0.14)	$7.34	(29.95)%	1.50%	1.60%	173%	$3,926
2008	$13.32	0.10	(1.51)	(1.41)	(0.10)	(1.16)	(1.26)	$10.65	(11.30)%	1.50%	0.75%	206%	$3,172
2007	$12.09	0.13	1.84	1.97	(0.08)	(0.66)	(0.74)	$13.32	(16.55)%	1.50%	0.80%	187%	$820

21

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Six months ended September 30, 2011 (unaudited).
(4)	Annualized.
(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(6)	March 1, 2010 (commencement of sale) through March 31, 2010.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

22

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

23

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

24

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

25

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

26

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73673   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

NT Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	20
Approval of Management Agreement	21
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	-15.13%	-1.76%	-4.45%	-3.16%	5/12/06
Russell 1000 Value Index	—	-16.62%	-1.89%	-3.53%	-2.53%(2)	—
S&P 500 Index	—	-13.78%	1.14%	-1.18%	-0.59%(2)	—

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Total Annual Fund Operating Expenses
Institutional Class 0.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Chevron Corp.	4.7%
AT&T, Inc.	3.9%
Pfizer, Inc.	3.7%
Exxon Mobil Corp.	3.6%
Procter & Gamble Co. (The)	3.6%
General Electric Co.	3.4%
Wells Fargo & Co.	3.2%
Johnson & Johnson	3.2%
Merck & Co., Inc.	3.1%
JPMorgan Chase & Co.	2.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	12.3%
Pharmaceuticals	10.9%
Insurance	8.6%
Diversified Telecommunication Services	6.3%
Commercial Banks	6.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.5%
Exchange-Traded Funds	0.6%
Temporary Cash Investments	3.4%
Other Assets and Liabilities	(4.5)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$848.70	$3.10	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.65	$3.39	0.67%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 100.5%
AEROSPACE AND DEFENSE — 1.6%
Honeywell International, Inc.	42,500	$ 1,866,175
Lockheed Martin Corp.	26,500	1,924,960
Northrop Grumman Corp.	23,200	1,210,112
Raytheon Co.	67,400	2,754,638
		7,755,885
AIRLINES — 0.4%
Southwest Airlines Co.	258,200	2,075,928
AUTOMOBILES — 0.6%
Ford Motor Co.(1)	311,500	3,012,205
BEVERAGES — 0.8%
PepsiCo, Inc.	63,700	3,943,030
BIOTECHNOLOGY — 2.4%
Amgen, Inc.	145,700	8,006,215
Gilead Sciences, Inc.(1)	95,200	3,693,760
		11,699,975
CAPITAL MARKETS — 3.4%
Ameriprise Financial, Inc.	87,700	3,451,872
Bank of New York Mellon Corp. (The)	242,000	4,498,780
Goldman Sachs Group, Inc. (The)	59,600	5,635,180
Morgan Stanley	199,300	2,690,550
		16,276,382
CHEMICALS — 0.4%
E.I. du Pont de Nemours & Co.	47,300	1,890,581
COMMERCIAL BANKS — 6.3%
PNC Financial Services Group, Inc.	134,800	6,496,012
U.S. Bancorp.	351,600	8,276,664
Wells Fargo & Co.	645,200	15,562,224
		30,334,900
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Avery Dennison Corp.	66,900	1,677,852
COMMUNICATIONS EQUIPMENT — 2.4%
Cisco Systems, Inc.	752,400	11,654,676
COMPUTERS AND PERIPHERALS — 2.0%
Hewlett-Packard Co.	315,900	7,091,955
Western Digital Corp.(1)	91,300	2,348,236
		9,440,191
DIVERSIFIED FINANCIAL SERVICES — 5.4%
Bank of America Corp.	550,300	3,367,836
Citigroup, Inc.	329,500	8,441,790
JPMorgan Chase & Co.	469,800	14,150,376
		25,960,002
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.3%
AT&T, Inc.	651,600	18,583,632
CenturyLink, Inc.	164,400	5,444,928
Verizon Communications, Inc.	176,800	6,506,240
		30,534,800
ELECTRIC UTILITIES — 3.1%
American Electric Power Co., Inc.	175,400	6,668,708
Exelon Corp.	68,600	2,923,046
PPL Corp.	180,800	5,160,032
		14,751,786
ENERGY EQUIPMENT AND SERVICES — 0.8%
National Oilwell Varco, Inc.	25,600	1,311,232
Transocean Ltd.	50,800	2,425,192
		3,736,424
FOOD AND STAPLES RETAILING — 3.5%
CVS Caremark Corp.	222,400	7,468,192
Kroger Co. (The)	124,300	2,729,628
Sysco Corp.	45,600	1,181,040
Wal-Mart Stores, Inc.	100,600	5,221,140
		16,600,000
FOOD PRODUCTS — 0.7%
Kraft Foods, Inc., Class A	100,600	3,378,148
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.0%
Medtronic, Inc.	143,300	4,763,292
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
Aetna, Inc.	76,700	2,788,045
Quest Diagnostics, Inc.	43,900	2,166,904
WellPoint, Inc.	49,000	3,198,720
		8,153,669
HOUSEHOLD PRODUCTS — 3.6%
Procter & Gamble Co. (The)	274,300	17,330,274
INDUSTRIAL CONGLOMERATES — 3.9%
General Electric Co.	1,056,900	16,107,156
Tyco International Ltd.	60,900	2,481,675
		18,588,831
INSURANCE — 8.6%
Allstate Corp. (The)	129,200	3,060,748
American International Group, Inc.(1)	92,700	2,034,765
Berkshire Hathaway, Inc., Class B(1)	62,900	4,468,416
Chubb Corp. (The)	81,200	4,871,188
Loews Corp.	129,800	4,484,590
MetLife, Inc.	226,500	6,344,265
Principal Financial Group, Inc.	144,100	3,266,747

8

Shares	Value
Prudential Financial, Inc.	78,000	$ 3,655,080
Torchmark Corp.	72,000	2,509,920
Travelers Cos., Inc. (The)	138,000	6,724,740
		41,420,459
IT SERVICES — 0.5%
Fiserv, Inc.(1)	47,700	2,421,729
MACHINERY — 1.2%
Dover Corp.	57,500	2,679,500
Ingersoll-Rand plc	104,700	2,941,023
		5,620,523
MEDIA — 3.8%
CBS Corp., Class B	137,500	2,802,250
Comcast Corp., Class A	348,600	7,285,740
Time Warner, Inc.	210,300	6,302,691
Viacom, Inc., Class B	43,600	1,689,064
		18,079,745
METALS AND MINING — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	27,400	834,330
Nucor Corp.	91,200	2,885,568
		3,719,898
MULTI-UTILITIES — 1.0%
PG&E Corp.	115,200	4,874,112
MULTILINE RETAIL — 2.7%
Kohl’s Corp.	60,000	2,946,000
Macy’s, Inc.	144,500	3,803,240
Target Corp.	125,400	6,149,616
		12,898,856
OIL, GAS AND CONSUMABLE FUELS — 12.3%
Apache Corp.	25,600	2,054,144
Chevron Corp.	245,500	22,713,660
ConocoPhillips	139,600	8,839,472
Exxon Mobil Corp.	240,400	17,460,252
Occidental Petroleum Corp.	42,800	3,060,200
Total SA ADR	70,300	3,084,061
Valero Energy Corp.	115,100	2,046,478
		59,258,267
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	128,900	2,996,925
PHARMACEUTICALS — 10.9%
Abbott Laboratories	81,000	4,142,340
Johnson & Johnson	243,400	15,507,014
Merck & Co., Inc.	459,100	15,017,161
Pfizer, Inc.	992,300	17,543,864
		52,210,379
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.6%
Applied Materials, Inc.	289,500	2,996,325
Intel Corp.	550,400	11,740,032
Marvell Technology Group Ltd.(1)	184,700	2,683,691
		17,420,048
SOFTWARE — 2.2%
Activision Blizzard, Inc.	204,700	2,435,930
Adobe Systems, Inc.(1)	20,500	495,485
Microsoft Corp.	147,400	3,668,786
Oracle Corp.	132,200	3,799,428
		10,399,629
SPECIALTY RETAIL — 1.7%
Lowe’s Cos., Inc.	268,300	5,188,922
Staples, Inc.	221,000	2,939,300
		8,128,222
TOTAL COMMON STOCKS (Cost $496,975,100)		483,007,623
Exchange-Traded Funds — 0.6%
SPDR S&P 500 ETF Trust (Cost $2,979,910)	28,400	3,214,028
Temporary Cash Investments — 3.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $5,153,728), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $5,050,531)		5,050,527
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $4,435,566), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $4,329,027)		4,329,023
SSgA U.S. Government Money Market Fund	6,901,874	6,901,874
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,281,424)		16,281,424
TOTAL INVESTMENT SECURITIES — 104.5% (Cost $516,236,434)		502,503,075
OTHER ASSETS AND LIABILITIES — (4.5)%		(21,779,381)
TOTAL NET ASSETS — 100.0%		$480,723,694

9

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,861,839	EUR for USD	UBS AG	10/31/11	$2,493,895	$38,712

(Value on Settlement Date $2,532,607)

Notes to Schedule of Investments

ADR = American Depositary Receipt
ETF = Exchange-Traded Fund
EUR = Euro
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $516,236,434)	$502,503,075
Receivable for investments sold	2,089,402
Unrealized gain on forward foreign currency exchange contracts	38,712
Dividends and interest receivable	800,252
505,431,441

Liabilities
Payable for investments purchased	16,347,041
Payable for capital shares redeemed	8,084,534
Accrued management fees	276,172
24,707,747

Net Assets	$480,723,694

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	205,000,000
Shares outstanding	64,511,389

Net Asset Value Per Share	$7.45

Net Assets Consist of:
Capital (par value and paid-in surplus)	$515,177,796
Undistributed net investment income	256,787
Accumulated net realized loss	(21,016,242)
Net unrealized depreciation	(13,694,647)
$480,723,694

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,368)	$6,391,173
Interest	1,439
6,392,612

Expenses:
Management fees	1,677,730
Directors’ fees and expenses	9,960
1,687,690

Net investment income (loss)	4,704,922

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,504,466
Futures contract transactions	(2,299,533)
Foreign currency transactions	111,692
5,316,625

Change in net unrealized appreciation (depreciation) on:
Investments	(91,280,185)
Futures contracts	(44,325)
Translation of assets and liabilities in foreign currencies	52,867
(91,271,643)

Net realized and unrealized gain (loss)	(85,955,018)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(81,250,096)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$4,704,922	$6,430,900
Net realized gain (loss)	5,316,625	7,008,253
Change in net unrealized appreciation (depreciation)	(91,271,643)	40,763,481
Net increase (decrease) in net assets resulting from operations	(81,250,096)	54,202,634

Distributions to Shareholders
From net investment income	(4,665,982)	(6,198,514)

Capital Share Transactions
Proceeds from shares sold	90,525,044	133,067,297
Proceeds from reinvestment of distributions	4,665,982	6,198,514
Payments for shares redeemed	(10,437,884)	(13,417,836)
Net increase (decrease) in net assets from capital share transactions	84,753,142	125,847,975

Net increase (decrease) in net assets	(1,162,936)	173,852,095

Net Assets
Beginning of period	481,886,630	308,034,535
End of period	$480,723,694	$481,886,630

Undistributed net investment income	$256,787	$217,847

Transactions in Shares of the Fund
Sold	10,900,158	16,968,918
Issued in reinvestment of distributions	573,276	764,337
Redeemed	(1,371,777)	(1,718,087)
Net increase (decrease) in shares of the fund	10,101,657	16,015,168

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

14

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule for the fund ranges from 0.50% to 0.70%. The effective annual management fee for the six months September 30, 2011 was 0.67%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $242,911,610 and $144,420,463, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

16

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$483,007,623	—	—
Exchange-Traded Funds	3,214,028	—	—
Temporary Cash Investments	6,901,874	$9,379,550	—
Total Value of Investment Securities	$493,123,525	$9,379,550	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$38,712	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund regularly held equity price risk derivative instruments though none were held at period end.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

17

Value of Derivative Instruments as of September 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$38,712	Unrealized loss on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(2,299,533)	Change in net unrealized appreciation (depreciation) on futures contracts	$(44,325)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	111,692	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	52,867
		$(2,187,841)		$ 8,542

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$531,135,891
Gross tax appreciation of investments	$24,264,266
Gross tax depreciation of investments	(52,897,082)
Net tax appreciation (depreciation) of investments	$(28,632,816)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2011, the fund had accumulated capital losses of $(15,428,044), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

18

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2011(2)	$8.86	0.08(3)	(1.41)	(1.33)	(0.08)	—	(0.08)	$7.45	(15.13)%	0.67%(4)	1.88%(4)	29%	$480,724
2011	$8.02	0.14(3)	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
2010	$5.55	0.14(3)	2.47	2.61	(0.14)	—	(0.14)	$8.02	47.28%	0.64%	1.99%	23%	$308,035
2009	$9.71	0.20(3)	(4.16)	(3.96)	(0.20)	—	(0.20)	$5.55	(41.22)%	0.63%	2.82%	26%	$152,678
2008	$11.13	0.22	(1.29)	(1.07)	(0.22)	(0.13)	(0.35)	$9.71	(9.93)%	0.62%	2.10%	20%	$98,618
2007(5)	$10.00	0.18	1.14	1.32	(0.18)	(0.01)	(0.19)	$11.13	13.26%	0.63%(4)	2.01%(4)	18%	$71,970

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Six months ended September 30, 2011 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Annualized.
(5)	May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

20

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

21

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

22

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

23

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

24

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73692   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

NT Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Approval of Management Agreement	20
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

            Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	-14.87%	-0.83%	2.48%	2.85%	5/12/06
Russell Midcap Value Index	—	-19.02%	-2.36%	-0.84%	-0.41%(2)	—

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Total Annual Fund Operating Expenses
Institutional Class 0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Republic Services, Inc.	2.9%
Northern Trust Corp.	2.5%
American Tower Corp., Class A	2.4%
Imperial Oil Ltd.	2.3%
Lowe’s Cos., Inc.	2.1%
Zimmer Holdings, Inc.	2.0%
Ralcorp Holdings, Inc.	1.8%
Westar Energy, Inc.	1.7%
Kimberly-Clark Corp.	1.6%
PG&E Corp.	1.6%

Top Five Industries	% of net assets
Insurance	10.6%
Electric Utilities	7.6%
Oil, Gas and Consumable Fuels	6.0%
Health Care Equipment and Supplies	4.5%
Capital Markets	4.2%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.1%
Foreign Common Stocks*	6.8%
Total Common Stocks	98.9%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.8)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11 – 9/30/11	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$851.30	$3.75	0.81%
Hypothetical
Institutional Class	$1,000	$1,020.95	$4.09	0.81%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 98.9%
AEROSPACE AND DEFENSE — 1.6%
Huntington Ingalls Industries, Inc.(1)	22,600	$ 549,858
ITT Corp.	69,500	2,919,000
		3,468,858
AIRLINES — 1.0%
Southwest Airlines Co.	283,000	2,275,320
AUTOMOBILES — 0.3%
Thor Industries, Inc.	34,300	759,745
BEVERAGES — 1.0%
Dr Pepper Snapple Group, Inc.	55,100	2,136,778
CAPITAL MARKETS — 4.2%
Franklin Resources, Inc.	13,800	1,319,832
Northern Trust Corp.	156,189	5,463,491
State Street Corp.	27,600	887,616
T. Rowe Price Group, Inc.	29,800	1,423,546
		9,094,485
CHEMICALS — 1.1%
Minerals Technologies, Inc.	24,870	1,225,345
Olin Corp.	59,600	1,073,396
		2,298,741
COMMERCIAL BANKS — 3.7%
Comerica, Inc.	128,907	2,960,994
Commerce Bancshares, Inc.	64,261	2,233,069
Cullen/Frost Bankers, Inc.	19,000	871,340
SunTrust Banks, Inc.	57,400	1,030,330
Westamerica Bancorp.	27,200	1,042,304
		8,138,037
COMMERCIAL SERVICES AND SUPPLIES — 3.5%
Republic Services, Inc.	225,464	6,326,520
Waste Management, Inc.	40,678	1,324,475
		7,650,995
COMMUNICATIONS EQUIPMENT — 0.9%
Emulex Corp.(1)	161,700	1,034,880
Harris Corp.	25,000	854,250
		1,889,130
COMPUTERS AND PERIPHERALS — 0.3%
Seagate Technology plc	59,000	606,520
CONSTRUCTION MATERIALS — 0.3%
Martin Marietta Materials, Inc.	12,100	764,962
CONTAINERS AND PACKAGING — 1.4%
Bemis Co., Inc.	101,179	2,965,556
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.2%
CenturyLink, Inc.	82,838	2,743,595
tw telecom, inc.(1)	64,900	1,072,148
Windstream Corp.	75,900	884,994
		4,700,737
ELECTRIC UTILITIES — 7.6%
Empire District Electric Co. (The)	130,900	2,536,842
Great Plains Energy, Inc.	142,200	2,744,460
IDACORP, Inc.	34,400	1,299,632
Northeast Utilities	49,330	1,659,954
NV Energy, Inc.	230,800	3,395,068
Portland General Electric Co.	53,271	1,261,990
Westar Energy, Inc.	141,438	3,736,792
		16,634,738
ELECTRICAL EQUIPMENT — 3.2%
Brady Corp., Class A	37,900	1,001,697
Emerson Electric Co.	26,500	1,094,715
Hubbell, Inc., Class B	36,196	1,793,150
Thomas & Betts Corp.(1)	78,500	3,132,935
		7,022,497
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.8%
Molex, Inc., Class A	102,800	1,735,264
FOOD AND STAPLES RETAILING — 2.4%
CVS Caremark Corp.	62,200	2,088,676
SYSCO Corp.	122,100	3,162,390
		5,251,066
FOOD PRODUCTS — 3.7%
General Mills, Inc.	43,600	1,677,292
H.J. Heinz Co.	6,800	343,264
Kellogg Co.	40,600	2,159,514
Ralcorp Holdings, Inc.(1)	51,500	3,950,565
		8,130,635
GAS UTILITIES — 0.7%
AGL Resources, Inc.	35,300	1,438,122
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.5%
Boston Scientific Corp.(1)	332,100	1,962,711
CareFusion Corp.(1)	112,988	2,706,063
Hologic, Inc.(1)	48,400	736,164
Zimmer Holdings, Inc.(1)	81,600	4,365,600
		9,770,538
HEALTH CARE PROVIDERS AND SERVICES — 3.8%
CIGNA Corp.	33,100	1,388,214
Humana, Inc.	13,000	945,490
LifePoint Hospitals, Inc.(1)	89,200	3,268,288
Patterson Cos., Inc.	81,900	2,344,797
Select Medical Holdings Corp.(1)	60,519	403,662
		8,350,451

8

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 1.7%
CEC Entertainment, Inc.	84,700	$ 2,411,409
International Speedway Corp., Class A	34,815	795,175
Speedway Motorsports, Inc.	34,939	422,063
		3,628,647
HOUSEHOLD DURABLES — 1.3%
Whirlpool Corp.	55,600	2,774,996
HOUSEHOLD PRODUCTS — 2.5%
Clorox Co.	28,700	1,903,671
Kimberly-Clark Corp.	50,795	3,606,953
		5,510,624
INDUSTRIAL CONGLOMERATES — 3.0%
Koninklijke Philips Electronics NV	193,900	3,470,944
Tyco International Ltd.	73,300	2,986,975
		6,457,919
INSURANCE — 10.6%
ACE Ltd.	24,800	1,502,880
Allstate Corp. (The)	107,900	2,556,151
Aon Corp.	42,800	1,796,744
Arthur J. Gallagher & Co.	41,800	1,099,340
Chubb Corp. (The)	18,700	1,121,813
HCC Insurance Holdings, Inc.	108,693	2,940,146
Marsh & McLennan Cos., Inc.	112,754	2,992,491
Primerica, Inc.	10,347	223,081
Symetra Financial Corp.	83,737	682,457
Torchmark Corp.	26,500	923,790
Transatlantic Holdings, Inc.	71,475	3,467,967
Travelers Cos., Inc. (The)	46,500	2,265,945
Unum Group	75,400	1,580,384
		23,153,189
IT SERVICES — 1.1%
Booz Allen Hamilton Holding Corp.(1)	109,473	1,627,863
Paychex, Inc.	30,200	796,374
		2,424,237
MACHINERY — 3.3%
Harsco Corp.	40,700	789,173
Ingersoll-Rand plc	44,400	1,247,196
Kaydon Corp.	102,032	2,926,278
Oshkosh Corp.(1)	68,400	1,076,616
Stanley Black & Decker, Inc.	21,400	1,050,740
		7,090,003
MEDIA — 0.5%
Omnicom Group, Inc.	28,600	1,053,624
METALS AND MINING — 0.6%
Newmont Mining Corp.	20,778	1,306,936
MULTI-UTILITIES — 3.8%
Consolidated Edison, Inc.	22,700	1,294,354
PG&E Corp.	83,800	3,545,578
Wisconsin Energy Corp.	29,920	936,197
Xcel Energy, Inc.	101,681	2,510,504
		8,286,633
MULTILINE RETAIL — 0.3%
Target Corp.	14,100	691,464
OIL, GAS AND CONSUMABLE FUELS — 6.0%
Devon Energy Corp.	23,000	1,275,120
EQT Corp.	27,400	1,462,064
Imperial Oil Ltd.	139,100	4,996,396
Murphy Oil Corp.	58,700	2,592,192
Peabody Energy Corp.	18,400	623,392
Spectra Energy Partners LP	18,251	514,861
Ultra Petroleum Corp.(1)	60,900	1,688,148
		13,152,173
PHARMACEUTICALS — 0.2%
Eli Lilly & Co.	15,000	554,550
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.6%
Government Properties Income Trust	140,025	3,011,938
Host Hotels & Resorts, Inc.	95,600	1,045,864
National Health Investors, Inc.	10,500	442,365
Piedmont Office Realty Trust, Inc., Class A	123,575	1,998,208
Weyerhaeuser Co.	80,022	1,244,342
		7,742,717
ROAD AND RAIL — 0.2%
Heartland Express, Inc.	28,000	379,680
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
Applied Materials, Inc.	302,500	3,130,875
Teradyne, Inc.(1)	241,800	2,662,218
		5,793,093
SPECIALTY RETAIL — 3.6%
Best Buy Co., Inc.	28,000	652,400
Lowe’s Cos., Inc.	239,300	4,628,062
Staples, Inc.	194,800	2,590,840
		7,871,302
THRIFTS AND MORTGAGE FINANCE — 3.3%
Capitol Federal Financial, Inc.	204,706	2,161,696
Hudson City Bancorp., Inc.	424,000	2,399,840
People’s United Financial, Inc.	232,533	2,650,876
		7,212,412
WIRELESS TELECOMMUNICATION SERVICES — 2.4%
American Tower Corp., Class A(1)	95,500	5,137,900
TOTAL COMMON STOCKS(Cost $232,594,030)		215,305,274

9

Shares	Value
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations,
0.25%, 9/15/14, valued at $1,281,003), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11
(Delivery value $1,255,352)
		$ 1,255,351
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $1,102,498), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $1,076,017)		1,076,016
SSgA U.S. Government Money Market Fund	1,715,929	1,715,929
TOTAL TEMPORARY CASH INVESTMENTS(Cost $4,047,296)		4,047,296
TOTAL INVESTMENT SECURITIES — 100.8%(Cost $236,641,326)		219,352,570
OTHER ASSETS AND LIABILITIES — (0.8)%		(1,752,706)
TOTAL NET ASSETS — 100.0%		$217,599,864

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,364,054	CAD for USD	UBS AG	10/31/11	$4,161,701	$97,641
2,328,012	EUR for USD	UBS AG	10/31/11	3,118,325	48,373
				$7,280,026	$146,014
(Value on Settlement Date $7,426,040)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $236,641,326)	$219,352,570
Receivable for investments sold	2,061,433
Unrealized gain on forward foreign currency exchange contracts	146,014
Dividends and interest receivable	536,401
222,096,418

Liabilities
Payable for investments purchased	2,006,268
Payable for capital shares redeemed	2,341,517
Accrued management fees	148,769
4,496,554

Net Assets	$217,599,864

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	24,101,581

Net Asset Value Per Share	$9.03

Net Assets Consist of:
Capital (par value and paid-in surplus)	$219,831,010
Undistributed net investment income	235,992
Undistributed net realized gain	14,676,641
Net unrealized depreciation	(17,143,779)
$217,599,864

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $29,218)	$2,908,591
Interest	36
2,908,627

Expenses:
Management fees	907,113
Directors’ fees and expenses	4,468
911,581

Net investment income (loss)	1,997,046

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,790,103
Foreign currency transactions	339,814
7,129,917

Change in net unrealized appreciation (depreciation) on:
Investments	(45,467,194)
Translation of assets and liabilities in foreign currencies	196,335
(45,270,859)

Net realized and unrealized gain (loss)	(38,140,942)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(36,143,896)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$1,997,046	$3,974,165
Net realized gain (loss)	7,129,917	20,268,900
Change in net unrealized appreciation (depreciation)	(45,270,859)	7,346,078
Net increase (decrease) in net assets resulting from operations	(36,143,896)	31,589,143

Distributions to Shareholders
From net investment income	(1,961,583)	(3,847,606)
From net realized gains	—	(8,513,579)
Decrease in net assets from distributions	(1,961,583)	(12,361,185)

Capital Share Transactions
Proceeds from shares sold	39,986,884	53,326,426
Proceeds from reinvestment of distributions	1,961,583	12,361,185
Payments for shares redeemed	(2,624,230)	(6,263,686)
Net increase (decrease) in net assets from capital share transactions	39,324,237	59,423,925

Net increase (decrease) in net assets	1,218,758	78,651,883

Net Assets
Beginning of period	216,381,106	137,729,223
End of period	$217,599,864	$216,381,106

Undistributed net investment income	$235,992	$200,529

Transactions in Shares of the Fund
Sold	3,970,114	5,451,225
Issued in reinvestment of distributions	200,115	1,235,583
Redeemed	(290,109)	(620,123)
Net increase (decrease) in shares of the fund	3,880,120	6,066,685

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in stocks of medium size companies that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $137,300,417 and $96,254,159, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

16

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$200,494,363	—	—
Foreign Common Stocks	6,343,571	$8,467,340	—
Temporary Cash Investments	1,715,929	2,331,367	—
Total Value of Investment Securities	$208,553,863	$10,798,707	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$146,014	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of September 30, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $146,014 in unrealized gain on forward foreign currency exchange contracts. For the six months ended September 30, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $329,273 in net realized gain (loss) on foreign currency transactions and $197,975 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

17

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$241,874,470
Gross tax appreciation of investments	$8,361,718
Gross tax depreciation of investments	(30,883,618)
Net tax appreciation (depreciation) of investments	$(22,521,900)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:			Net Asset Value, End of Period	Total Return(1)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions			Operating Expenses	Net Investment Income (Loss)
Institutional Class
2011(2)	$10.70	0.09(3)	(1.67)	(1.58)	(0.09)	—	(0.09)	$9.03	(14.87)%	0.81%(4)	1.77%(4)	43%	$217,600
2011	$9.73	0.23(3)	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	2.35%	102%	$216,381
2010	$6.25	0.17(3)	3.45	3.62	(0.14)	—	(0.14)	$9.73	58.29%	0.80%	1.98%	143%	$137,729
2009	$9.04	0.18(3)	(2.79)	(2.61)	(0.18)	—	(0.18)	$6.25	(29.25)%	0.80%	2.36%	181%	$67,933
2008	$11.28	0.16(3)	(1.29)	(1.13)	(0.15)	(0.96)	(1.11)	$9.04	(10.79)%	0.80%	1.48%	208%	$45,832
2007(5)	$10.00	0.14	1.44	1.58	(0.12)	(0.18)	(0.30)	$11.28	16.03%	0.80%(4)	1.55%(4)	203%	$33,375

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Six months ended September 30, 2011 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Annualized.
(5)	May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

19

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

20

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time

21

horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

22

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

23

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

24

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73693   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Real Estate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Notes to Financial Statements	13
Financial Highlights	19
Approval of Management Agreement	22
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	-9.85%	4.77%	-3.92%	8.86%	10.06%	9/21/95(2)
MSCI U.S. REIT Index	—	-11.46%	1.26%	-2.56%	9.13%	9.64%(3)	—
S&P 500 Index	—	-13.78%	1.14%	-1.18%	2.82%	6.11%(3)	—
Institutional Class	REAIX	-9.75%	5.04%	-3.72%	9.08%	8.12%	6/16/97
A Class(4) No sales charge* With sales charge*	AREEX	-9.95% -15.15%	4.57% -1.43%	-4.15% -5.28%	8.60% 7.96%	9.31% 8.81%	10/6/98
B Class No sales charge* With sales charge*	ARYBX	-10.33% -15.33%	3.72% -0.28%	— —	— —	-7.13% -7.76%	9/28/07
C Class No sales charge* With sales charge*	ARYCX	-10.32% -11.22%	3.72% 3.72%	— —	— —	-7.11% -7.11%	9/28/07
R Class	AREWX	-10.08%	4.27%	—	—	-6.66%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real Estate was first offered to the public on 6/16/97.
(3)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	2.16%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	12.4%
Ventas, Inc.	6.3%
Public Storage	5.7%
Equity Residential	5.4%
HCP, Inc.	5.4%
Boston Properties, Inc.	4.7%
ProLogis	4.6%
Health Care REIT, Inc.	4.6%
AvalonBay Communities, Inc.	4.1%
Host Hotels & Resorts, Inc.	3.6%

Sub-Industry Allocation	% of net assets
Specialized REITs	28.1%
Retail REITs	26.5%
Residential REITs	21.1%
Office REITs	11.2%
Industrial REITs	5.6%
Diversified REITs	4.2%
Hotels, Resorts and Cruise Lines	1.5%
Wireless Telecommunication Services	1.5%
Real Estate Operating Companies	0.3%
Cash and Equivalents(1)	—(2)
(1)Includes temporary cash investments and other assets and liabilities. (2)Category is less than 0.05% of total net assets.

Types of Investments in Portfolio	% of net assets
Common Stocks	100.0%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(2.0%)

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$901.50	$5.51	1.16%
Institutional Class	$1,000	$902.50	$4.57	0.96%
A Class	$1,000	$900.50	$6.70	1.41%
B Class	$1,000	$896.70	$10.24	2.16%
C Class	$1,000	$896.80	$10.24	2.16%
R Class	$1,000	$899.20	$7.88	1.66%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.86	1.16%
Institutional Class	$1,000	$1,020.20	$4.85	0.96%
A Class	$1,000	$1,017.95	$7.11	1.41%
B Class	$1,000	$1,014.20	$10.88	2.16%
C Class	$1,000	$1,014.20	$10.88	2.16%
R Class	$1,000	$1,016.70	$8.37	1.66%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 100.0%
DIVERSIFIED REITs — 4.2%
Colonial Properties Trust	391,000	$ 7,100,560
Vornado Realty Trust	398,778	29,756,814
		36,857,374
HOTELS, RESORTS AND CRUISE LINES — 1.5%
Starwood Hotels & Resorts Worldwide, Inc.	133,700	5,190,234
Wyndham Worldwide Corp.	276,600	7,885,866
		13,076,100
INDUSTRIAL REITs — 5.6%
DuPont Fabros Technology, Inc.	215,600	4,245,164
First Industrial Realty Trust, Inc.(1)	495,100	3,960,800
ProLogis	1,685,900	40,883,075
		49,089,039
OFFICE REITs — 11.2%
Alexandria Real Estate Equities, Inc.	220,900	13,561,051
Boston Properties, Inc.	469,900	41,868,090
Digital Realty Trust, Inc.	375,400	20,707,064
Kilroy Realty Corp.	245,100	7,671,630
SL Green Realty Corp.	266,000	15,467,900
		99,275,735
REAL ESTATE OPERATING COMPANIES — 0.3%
Brookfield Office Properties, Inc.	221,700	3,052,809
RESIDENTIAL REITs — 21.1%
American Campus Communities, Inc.	358,000	13,321,180
AvalonBay Communities, Inc.	318,700	36,347,735
BRE Properties, Inc.	264,800	11,211,632
Camden Property Trust	249,400	13,781,844
Education Realty Trust, Inc.	158,200	1,358,938
Equity Lifestyle Properties, Inc.	328,300	20,584,410
Equity Residential	915,500	47,486,985
Essex Property Trust, Inc.	116,500	13,984,660
Post Properties, Inc.	232,300	8,070,102
UDR, Inc.	894,600	19,806,444
		185,953,930
RETAIL REITs — 26.5%
DDR Corp.	714,462	7,787,636
Federal Realty Investment Trust	238,300	19,638,303
General Growth Properties, Inc.	1,849,600	22,380,160
Glimcher Realty Trust	570,700	4,040,556
Kimco Realty Corp.	1,275,600	19,172,268
Macerich Co. (The)	287,600	12,260,388
National Retail Properties, Inc.	436,000	11,715,320
Realty Income Corp.	94,000	3,030,560
Regency Centers Corp.	126,400	4,465,712
Simon Property Group, Inc.	993,900	109,309,122
Taubman Centers, Inc.	402,800	20,264,868
		234,064,893
SPECIALIZED REITs — 28.1%
Extra Space Storage, Inc.	792,400	14,762,412
HCP, Inc.	1,349,000	47,295,940
Health Care REIT, Inc.	860,888	40,289,558
Host Hotels & Resorts, Inc.	2,923,700	31,985,278
LaSalle Hotel Properties	141,200	2,711,040
Public Storage	450,300	50,140,905
Strategic Hotels & Resorts, Inc.(1)	1,122,700	4,838,837
Ventas, Inc.	1,120,199	55,337,831
		247,361,801
WIRELESS TELECOMMUNICATION SERVICES — 1.5%
American Tower Corp. Class A(1)	240,800	12,955,040
TOTAL COMMON STOCKS(Cost $699,561,124)		881,686,721
Temporary Cash Investments — 2.0%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $5,565,893), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $5,454,443)		5,454,438
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $4,790,297), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $4,675,237)		4,675,233
SSgA U.S. Government Money Market Fund	7,455,635	7,455,635
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,585,306)		17,585,306
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $717,146,430)		899,272,027
OTHER ASSETS AND LIABILITIES — (2.0)%		(17,940,040)
TOTAL NET ASSETS — 100.0%		$ 881,331,987

8

Notes to Schedule of Investments

REIT = Real Estate Investment Trust
(1)	Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $717,146,430)	$899,272,027
Receivable for investments sold	19,460,986
Receivable for capital shares sold	762,768
Dividends and interest receivable	1,838,120
921,333,901

Liabilities
Payable for investments purchased	14,283,044
Payable for capital shares redeemed	24,802,646
Accrued management fees	887,429
Distribution and service fees payable	28,795
40,001,914

Net Assets	$881,331,987

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,279,965,999
Undistributed net investment income	2,346,067
Accumulated net realized loss	(583,105,676)
Net unrealized appreciation	182,125,597
$881,331,987

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$528,999,896	30,030,493	$17.62
Institutional Class, $0.01 Par Value	$227,440,042	12,886,841	$17.65
A Class, $0.01 Par Value	$121,700,020	6,902,622	$17.63	*
B Class, $0.01 Par Value	$69,228	3,966	$17.46
C Class, $0.01 Par Value	$1,576,001	90,195	$17.47
R Class, $0.01 Par Value	$1,546,800	87,993	$17.58
*Maximum offering price $18.71 (net asset value divided by 0.9425)

See Notes to Financial Statements.

10

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$10,737,644
Interest	1,537
10,739,181

Expenses:
Management fees	5,786,123
Distribution and service fees:
A Class	175,502
B Class	423
C Class	8,744
R Class	4,078
Directors’ fees and expenses	24,237
5,999,107

Net investment income (loss)	4,740,074

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	17,081,715
Change in net unrealized appreciation (depreciation) on investments	(122,592,042)

Net realized and unrealized gain (loss)	(105,510,327)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(100,770,253)

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$4,740,074	$7,560,401
Net realized gain (loss)	17,081,715	200,334,854
Change in net unrealized appreciation (depreciation)	(122,592,042)	10,715,797
Net increase (decrease) in net assets resulting from operations	(100,770,253)	218,611,052

Distributions to Shareholders
From net investment income:
Investor Class	(1,349,868)	(5,541,757)
Institutional Class	(892,999)	(2,952,541)
A Class	(149,221)	(1,046,525)
B Class	—	(229)
C Class	—	(3,154)
R Class	—	(3,917)
Decrease in net assets from distributions	(2,392,088)	(9,548,123)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(63,078,334)	(96,616,583)

Net increase (decrease) in net assets	(166,240,675)	112,446,346

Net Assets
Beginning of period	1,047,572,662	935,126,316
End of period	$881,331,987	$1,047,572,662

Accumulated undistributed net investment income (loss)	$2,346,067	$(1,919)

See Notes to Financial Statements.

12

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

13

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

14

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2011 was 1.16% for the Investor Class, A Class, B Class, C Class and R Class and 0.96% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 12% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

15

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $881,474,065 and $934,943,815, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	4,758,930	$94,798,874	9,936,153	$171,304,273
Issued in reinvestment of distributions	68,782	1,323,360	293,260	5,155,307
Redeemed	(5,716,011)	(111,811,533)	(15,118,463)	(258,085,198)
	(888,299)	(15,689,299)	(4,889,050)	(81,625,618)
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	1,492,419	29,245,769	5,250,292	90,751,885
Issued in reinvestment of distributions	45,651	880,150	165,593	2,916,541
Redeemed	(3,825,920)	(72,373,411)	(4,792,589)	(84,080,224)
	(2,287,850)	(42,247,492)	623,296	9,588,202
A Class/Shares Authorized	40,000,000		40,000,000
Sold	1,229,238	24,444,059	2,827,581	49,364,023
Issued in reinvestment of distributions	7,650	147,330	58,754	1,035,857
Redeemed	(1,540,229)	(30,258,460)	(4,408,803)	(76,067,947)
	(303,341)	(5,667,071)	(1,522,468)	(25,668,067)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	—	—	290	4,972
Issued in reinvestment of distributions	—	—	13	229
Redeemed	(529)	(10,463)	(1,598)	(28,164)
	(529)	(10,463)	(1,295)	(22,963)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	23,866	478,623	30,885	544,430
Issued in reinvestment of distributions	—	—	165	2,914
Redeemed	(15,568)	(299,473)	(11,531)	(196,244)
	8,298	179,150	19,519	351,100
R Class/Shares Authorized	5,000,000		5,000,000
Sold	29,908	589,917	46,748	851,148
Issued in reinvestment of distributions	—	—	218	3,871
Redeemed	(11,671)	(233,076)	(5,337)	(94,256)
	18,237	356,841	41,629	760,763
Net increase (decrease)	(3,453,484)	$(63,078,334)	(5,728,369)	$(96,616,583)

16

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$881,686,721	—	—
Temporary Cash Investments	7,455,635	$10,129,671	—
Total Value of Investment Securities	$889,142,356	$10,129,671	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

17

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$797,743,935
Gross tax appreciation of investments	$118,899,928
Gross tax depreciation of investments	(17,371,836)
Net tax appreciation (depreciation) of investments	$101,528,092

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2011, the fund had accumulated capital losses of $(517,761,855), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(50,561,948) and $(467,199,907) expire in 2017 and 2018, respectively.

The fund has elected to treat $(1,919) of net foreign currency losses incurred in the five-month period ended March 31, 2011, as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011(3)	$19.58	0.09	(2.01)	(1.92)	(0.04)	—	(0.04)	$17.62	(9.85)%	1.16%(4)	0.88%(4)	84%	$529,000
2011	$15.79	0.13	3.83	3.96	(0.17)	—	(0.17)	$19.58	25.19%	1.16%	0.76%	238%	$605,529
2010	$7.80	0.28	8.01	8.29	(0.30)	—	(0.30)	$15.79	107.30%	1.16%	2.24%	236%	$565,463
2009	$21.67	0.46	(13.91)	(13.45)	(0.42)	—	(0.42)	$7.80	(62.80)%	1.15%	2.87%	109%	$361,510
2008	$31.37	0.43	(5.53)	(5.10)	(0.51)	(4.09)	(4.60)	$21.67	(16.60)%	1.14%	1.60%	153%	$864,011
2007	$29.00	0.53	5.70	6.23	(0.49)	(3.37)	(3.86)	$31.37	22.02%	1.13%	1.72%	197%	$1,590,428
Institutional Class
2011(3)	$19.62	0.11	(2.02)	(1.91)	(0.06)	—	(0.06)	$17.65	(9.75)%	0.96%(4)	1.08%(4)	84%	$227,440
2011	$15.81	0.17	3.84	4.01	(0.20)	—	(0.20)	$19.62	25.48%	0.96%	0.96%	238%	$297,740
2010	$7.81	0.30	8.03	8.33	(0.33)	—	(0.33)	$15.81	107.71%	0.96%	2.44%	236%	$230,109
2009	$21.71	0.50	(13.94)	(13.44)	(0.46)	—	(0.46)	$7.81	(62.73)%	0.95%	3.07%	109%	$104,565
2008	$31.41	0.48	(5.54)	(5.06)	(0.55)	(4.09)	(4.64)	$21.71	(16.44)%	0.94%	1.80%	153%	$200,982
2007	$29.03	0.59	5.71	6.30	(0.55)	(3.37)	(3.92)	$31.41	22.27%	0.93%	1.92%	197%	$379,044
A Class(5)
2011(3)	$19.60	0.06	(2.01)	(1.95)	(0.02)	—	(0.02)	$17.63	(9.95)%	1.41%(4)	0.63%(4)	84%	$121,700
2011	$15.81	0.09	3.83	3.92	(0.13)	—	(0.13)	$19.60	24.92%	1.41%	0.51%	238%	$141,257
2010	$7.81	0.24	8.02	8.26	(0.26)	—	(0.26)	$15.81	106.76%	1.41%	1.99%	236%	$138,037
2009	$21.69	0.42	(13.94)	(13.52)	(0.36)	—	(0.36)	$7.81	(62.88)%	1.40%	2.62%	109%	$84,568
2008	$31.41	0.36	(5.53)	(5.17)	(0.46)	(4.09)	(4.55)	$21.69	(16.84)%	1.39%	1.35%	153%	$253,419
2007	$29.04	0.45	5.71	6.16	(0.42)	(3.37)	(3.79)	$31.41	21.70%	1.38%	1.47%	197%	$488,277

19

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2011(3)	$19.46	(0.01)	(1.99)	(2.00)	—	—	—	$17.46	(10.33)%	2.16%(4)	(0.12)%(4)	84%	$69
2011	$15.74	(0.04)	3.81	3.77	(0.05)	—	(0.05)	$19.46	23.95%	2.16%	(0.24)%	238%	$87
2010	$7.77	0.16	7.97	8.13	(0.16)	—	(0.16)	$15.74	105.35%	2.16%	1.24%	236%	$91
2009	$21.62	0.37	(13.93)	(13.56)	(0.29)	—	(0.29)	$7.77	(63.17)%	2.15%	1.87%	109%	$40
2008(6)	$29.12	0.14	(3.42)	(3.28)	(0.13)	(4.09)	(4.22)	$21.62	(11.57)%	2.14%(4)	1.17%(4)	153%(7)	$33
C Class
2011(3)	$19.48	(0.01)	(2.00)	(2.01)	—	—	—	$17.47	(10.32)%	2.16%(4)	(0.12)%(4)	84%	$1,576
2011	$15.75	(0.04)	3.82	3.78	(0.05)	—	(0.05)	$19.48	24.00%	2.16%	(0.24)%	238%	$1,595
2010	$7.78	0.14	7.99	8.13	(0.16)	—	(0.16)	$15.75	105.21%	2.16%	1.24%	236%	$983
2009	$21.62	0.35	(13.90)	(13.55)	(0.29)	—	(0.29)	$7.78	(63.12)%	2.15%	1.87%	109%	$334
2008(6)	$29.12	0.13	(3.41)	(3.28)	(0.13)	(4.09)	(4.22)	$21.62	(11.57)%	2.14%(4)	1.15%(4)	153%(7)	$62
R Class
2011(3)	$19.55	0.04	(2.01)	(1.97)	—	—	—	$17.58	(10.08)%	1.66%(4)	0.38%(4)	84%	$1,547
2011	$15.78	0.06	3.81	3.87	(0.10)	—	(0.10)	$19.55	24.60%	1.66%	0.26%	238%	$1,364
2010	$7.79	0.21	8.01	8.22	(0.23)	—	(0.23)	$15.78	106.38%	1.66%	1.74%	236%	$444
2009	$21.65	0.44	(13.96)	(13.52)	(0.34)	—	(0.34)	$7.79	(62.98)%	1.65%	2.37%	109%	$127
2008(6)	$29.12	0.19	(3.41)	(3.22)	(0.16)	(4.09)	4.25	$21.65	(11.37)%	1.64%(4)	1.65%(4)	153%(7)	$26

20

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Six months ended September 30, 2011 (unaudited).
(4)	Annualized.
(5)	Prior to September 4, 2007, the A class was referred to as the Advisor Class.
(6)	September 28, 2007 (commencement of sale) through March 31, 2008.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

21

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

22

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

23

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

24

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

25

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73674   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Small Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Approval of Management Agreement	26
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

       Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

            Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker ymbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-22.59%	-6.51%	1.20%	7.91%	9.70%	7/31/98
Russell 2000 Value Index	—	-23.56%	-5.99%	-3.08%	6.47%	5.99%	—
Institutional Class	ACVIX	-22.49%	-6.30%	1.40%	8.12%	10.41%	10/26/98
A Class(2) No sales charge* With sales charge*	ACSCX	-22.65% -27.13%	-6.81% -12.18%	0.95% -0.24%	7.65% 7.01%	10.44% 9.89%	12/31/99
C Class No sales charge* With sales charge*	ASVNX	-22.94% -23.71%	-7.45% -7.45%	— —	— —	-2.73% -2.73%	3/1/10
R Class	ASVRX	-22.76%	-7.05%	—	—	-2.24%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.41%	1.21%	1.66%	2.41%	1.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Quest Software, Inc.	1.6%
HCC Insurance Holdings, Inc.	1.6%
iShares S&P SmallCap 600 Index Fund	1.4%
Aspen Insurance Holdings Ltd., Series AHL, 5.625% (Convertible)	1.4%
Granite Construction, Inc.	1.3%
Young Innovations, Inc.	1.1%
DST Systems, Inc.	1.1%
Great Plains Energy, Inc.	1.0%
First Horizon National Corp.	1.0%
Curtiss-Wright Corp.	0.9%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	8.5%
Commercial Banks	8.1%
Insurance	6.6%
Health Care Providers and Services	4.4%
Aerospace and Defense	4.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	92.6%
Convertible Preferred Stocks	2.4%
Exchange-Traded Funds	1.7%
Preferred Stocks	0.9%
Total Equity Exposure	97.6%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.8%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 - 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$774.10	$5.46	1.23%
Institutional Class	$1,000	$775.10	$4.57	1.03%
A Class	$1,000	$773.50	$6.56	1.48%
C Class	$1,000	$770.60	$9.87	2.23%
R Class	$1,000	$772.40	$7.67	1.73%
Hypothetical
Investor Class	$1,000	$1,018.85	$6.21	1.23%
Institutional Class	$1,000	$1,019.85	$5.20	1.03%
A Class	$1,000	$1,017.60	$7.47	1.48%
C Class	$1,000	$1,013.85	$11.23	2.23%
R Class	$1,000	$1,016.35	$8.72	1.73%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

7

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 92.6%
AEROSPACE AND DEFENSE — 4.1%
AAR Corp.	115,000	$1,917,050
Alliant Techsystems, Inc.	255,000	13,900,050
American Science & Engineering, Inc.	200,000	12,210,000
Ceradyne, Inc.(1)	110,571	2,973,254
Curtiss-Wright Corp.	525,000	15,135,750
Esterline Technologies Corp.(1)	50,000	2,592,000
Moog, Inc., Class A(1)	110,000	3,588,200
National Presto Industries, Inc.	119,423	10,379,053
Orbital Sciences Corp.(1)	195,000	2,496,000
Teledyne Technologies, Inc.(1)	70,000	3,420,200
Triumph Group, Inc.	25,000	1,218,500
		69,830,057
AIRLINES — 0.6%
Alaska Air Group, Inc.(1)	75,000	4,221,750
Allegiant Travel Co.(1)	60,000	2,827,800
JetBlue Airways Corp.(1)	575,000	2,357,500
		9,407,050
AUTO COMPONENTS — 1.3%
American Axle & Manufacturing Holdings, Inc.(1)	825,000	6,294,750
Cooper Tire & Rubber Co.	550,000	5,989,500
Dana Holding Corp.(1)	525,000	5,512,500
Standard Motor Products, Inc.	280,000	3,631,600
		21,428,350
BEVERAGES — 0.3%
Primo Water Corp.(1)	900,000	5,076,000
BUILDING PRODUCTS — 0.2%
Apogee Enterprises, Inc.	215,000	1,846,850
Simpson Manufacturing Co., Inc.	93,400	2,328,462
		4,175,312
CAPITAL MARKETS — 2.4%
Apollo Investment Corp.	1,100,000	8,272,000
Artio Global Investors, Inc.	440,000	3,502,400
BlackRock Kelso Capital Corp.	325,000	2,372,500
Fifth Street Finance Corp.	325,000	3,029,000
Hercules Technology Growth Capital, Inc.	480,278	4,091,969
Knight Capital Group, Inc., Class A(1)	265,000	3,222,400
MCG Capital Corp.	583,451	2,310,466
PennantPark Investment Corp.	550,000	4,906,000
Prospect Capital Corp.	300,000	2,523,000
Waddell & Reed Financial, Inc.	290,000	7,252,900
		41,482,635
CHEMICALS — 1.9%
A. Schulman, Inc.	85,000	1,444,150
Georgia Gulf Corp.(1)	220,000	3,042,600
H.B. Fuller Co.	260,000	4,737,200
Hawkins, Inc.	115,000	3,661,600
Innophos Holdings, Inc.	22,195	884,915
Kraton Performance Polymers, Inc.(1)	150,000	2,427,000
Minerals Technologies, Inc.	135,000	6,651,450
Olin Corp.	115,000	2,071,150
OM Group, Inc.(1)	185,000	4,804,450
Sensient Technologies Corp.	85,000	2,766,750
		32,491,265
COMMERCIAL BANKS — 8.1%
American National Bankshares, Inc.	215,000	3,891,500
BOK Financial Corp.	245,000	11,488,050
Boston Private Financial Holdings, Inc.	700,000	4,116,000
City National Corp.	115,000	4,342,400
Community Bank System, Inc.	115,000	2,609,350
Cullen/Frost Bankers, Inc.	150,000	6,879,000
CVB Financial Corp.	359,590	2,765,247
F.N.B. Corp.	400,000	3,428,000
First Horizon National Corp.	2,800,000	16,688,000
First Interstate Bancsystem, Inc.	255,000	2,731,050
First Midwest Bancorp., Inc.	8,154	59,687
FirstMerit Corp.	900,000	10,224,000
Fulton Financial Corp.	1,275,000	9,753,750
Heritage Financial Corp.	440,000	4,857,600
IBERIABANK Corp.	95,000	4,470,700
Lakeland Financial Corp.	265,000	5,474,900
National Bankshares, Inc.	165,000	3,981,450
Old National Bancorp.	525,000	4,893,000
Pacific Continental Corp.	396,950	2,814,376
Park Sterling Corp.(1)	975,000	3,334,500
TCF Financial Corp.	600,000	5,496,000
Trico Bancshares	330,000	4,049,100
Trustmark Corp.	285,000	5,172,750
Umpqua Holdings Corp.	400,000	3,516,000

8

Shares	Value
United Bankshares, Inc.	160,000	$3,214,400
Washington Banking Co.	260,000	2,529,800
Webster Financial Corp.	140,000	2,142,000
Wintrust Financial Corp.	120,000	3,097,200
		138,019,810
COMMERCIAL SERVICES AND SUPPLIES — 1.3%
Brink’s Co. (The)	195,000	4,545,450
Metalico, Inc.(1)	1,000,000	3,900,000
SYKES Enterprises, Inc.(1)	455,000	6,802,250
US Ecology, Inc.	445,000	6,884,150
		22,131,850
COMMUNICATIONS EQUIPMENT — 1.0%
Bel Fuse, Inc., Class B	280,000	4,365,200
Blue Coat Systems, Inc.(1)	215,000	2,984,200
Emulex Corp.(1)	510,000	3,264,000
Oplink Communications, Inc.(1)	160,000	2,422,400
Tellabs, Inc.	1,050,000	4,504,500
		17,540,300
COMPUTERS AND PERIPHERALS — 0.9%
Electronics for Imaging, Inc.(1)	50,000	673,500
Lexmark International, Inc., Class A(1)	175,000	4,730,250
QLogic Corp.(1)	765,000	9,700,200
		15,103,950
CONSTRUCTION AND ENGINEERING — 1.9%
Comfort Systems USA, Inc.	233,500	1,942,720
EMCOR Group, Inc.(1)	230,000	4,675,900
Granite Construction, Inc.	1,135,000	21,303,950
Pike Electric Corp.(1)	680,000	4,603,600
		32,526,170
CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	65,000	4,109,300
CONTAINERS AND PACKAGING — 1.1%
Bemis Co., Inc.	395,000	11,577,450
Sonoco Products Co.	260,000	7,339,800
		18,917,250
DISTRIBUTORS — 0.1%
Core-Mark Holding Co., Inc.(1)	79,390	2,431,716
DIVERSIFIED FINANCIAL SERVICES — 0.2%
Compass Diversified Holdings	350,000	4,263,000
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Atlantic Tele-Network, Inc.	180,000	5,918,400
ELECTRIC UTILITIES — 3.6%
Cleco Corp.	150,000	5,121,000
El Paso Electric Co.	80,000	2,567,200
Great Plains Energy, Inc.	880,000	16,984,000
IDACORP, Inc.	170,000	6,422,600
MGE Energy, Inc.	110,000	4,473,700
NV Energy, Inc.	415,000	6,104,650
Portland General Electric Co.	385,000	9,120,650
Unitil Corp.	180,000	4,622,400
Westar Energy, Inc.	240,000	6,340,800
		61,757,000
ELECTRICAL EQUIPMENT — 1.9%
Brady Corp., Class A	440,000	11,629,200
Encore Wire Corp.	535,000	11,010,300
Hubbell, Inc., Class B	80,000	3,963,200
II-VI, Inc.(1)	140,000	2,450,000
LSI Industries, Inc.	385,000	2,398,550
		31,451,250
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.4%
Anixter International, Inc.	50,000	2,372,000
Benchmark Electronics, Inc.(1)	355,000	4,618,550
Coherent, Inc.(1)	105,000	4,510,800
Electro Scientific Industries, Inc.(1)	165,000	1,961,850
Littelfuse, Inc.	230,000	9,248,300
Methode Electronics, Inc.	430,000	3,194,900
Molex, Inc.	300,000	6,111,000
Park Electrochemical Corp.	275,000	5,876,750
Plexus Corp.(1)	565,000	12,780,300
Tech Data Corp.(1)	150,000	6,484,500
		57,158,950
ENERGY EQUIPMENT AND SERVICES — 1.7%
Bristow Group, Inc.	135,000	5,728,050
Cal Dive International, Inc.(1)	1,200,000	2,292,000
Helix Energy Solutions Group, Inc.(1)	180,000	2,358,000
SandRidge Permian Trust(1)	175,000	2,948,750
Tetra Technologies, Inc.(1)	925,000	7,141,000
Tidewater, Inc.	50,000	2,102,500
Unit Corp.(1)	150,000	5,538,000
		28,108,300
FOOD AND STAPLES RETAILING — 1.0%
Ruddick Corp.	65,000	2,534,350
Village Super Market, Inc., Class A	160,000	3,830,400
Weis Markets, Inc.	280,000	10,376,800
		16,741,550
FOOD PRODUCTS — 1.4%
Dole Food Co., Inc.(1)	260,000	2,600,000
J&J Snack Foods Corp.	140,000	6,727,000
Ralcorp Holdings, Inc.(1)	65,000	4,986,150

9

Shares	Value
Snyders-Lance, Inc.	210,000	$4,378,500
TreeHouse Foods, Inc.(1)	70,000	4,328,800
		23,020,450
GAS UTILITIES — 1.9%
AGL Resources, Inc.	180,000	7,333,200
Atmos Energy Corp.	195,000	6,327,750
Chesapeake Utilities Corp.	180,000	7,219,800
Laclede Group, Inc. (The)	110,000	4,262,500
WGL Holdings, Inc.	180,000	7,032,600
		32,175,850
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.8%
Cutera, Inc.(1)	400,000	2,848,000
ICU Medical, Inc.(1)	150,000	5,520,000
Utah Medical Products, Inc.	150,000	3,952,500
Young Innovations, Inc.(2)	640,000	18,240,000
		30,560,500
HEALTH CARE PROVIDERS AND SERVICES — 4.4%
AMERIGROUP Corp.(1)	40,000	1,560,400
Amsurg Corp.(1)	175,000	3,937,500
Assisted Living Concepts, Inc., Class A	155,000	1,963,850
Centene Corp.(1)	105,000	3,010,350
Chemed Corp.	90,000	4,946,400
HealthSouth Corp.(1)	320,000	4,777,600
Healthspring, Inc.(1)	100,000	3,646,000
LifePoint Hospitals, Inc.(1)	215,000	7,877,600
Lincare Holdings, Inc.	355,000	7,987,500
Magellan Health Services, Inc.(1)	105,000	5,071,500
National Healthcare Corp.	172,190	5,561,737
Owens & Minor, Inc.	320,000	9,113,600
PSS World Medical, Inc.(1)	210,000	4,134,900
U.S. Physical Therapy, Inc.	105,000	1,944,600
VCA Antech, Inc.(1)	530,000	8,469,400
		74,002,937
HOTELS, RESTAURANTS AND LEISURE — 1.8%
Bally Technologies, Inc.(1)	230,000	6,205,400
Bob Evans Farms, Inc.	177,460	5,061,159
CEC Entertainment, Inc.	150,000	4,270,500
Jack in the Box, Inc.(1)	145,000	2,888,400
Vail Resorts, Inc.	80,000	3,023,200
WMS Industries, Inc.(1)	470,000	8,267,300
		29,715,959
HOUSEHOLD DURABLES — 0.5%
CSS Industries, Inc.	235,000	3,919,800
Helen of Troy Ltd.(1)	74,720	1,876,966
M.D.C. Holdings, Inc.	125,000	2,117,500
		7,914,266
INDUSTRIAL CONGLOMERATES — 0.2%
Tredegar Corp.	240,000	3,559,200
INSURANCE — 5.2%
Alterra Capital Holdings Ltd.	360,000	6,829,200
American Equity Investment Life Holding Co.	300,000	2,625,000
Arthur J. Gallagher & Co.	165,000	4,339,500
Aspen Insurance Holdings Ltd.	585,000	13,478,400
Baldwin & Lyons, Inc., Class B	250,000	5,342,500
Hanover Insurance Group, Inc. (The)	130,000	4,615,000
HCC Insurance Holdings, Inc.	975,000	26,373,750
Platinum Underwriters Holdings Ltd.	215,000	6,611,250
Primerica, Inc.	285,000	6,144,600
ProAssurance Corp.	90,000	6,481,800
United Fire & Casualty Co.	250,000	4,422,500
		87,263,500
IT SERVICES — 2.6%
DST Systems, Inc.	415,000	18,189,450
Euronet Worldwide, Inc.(1)	165,000	2,597,100
NeuStar, Inc., Class A(1)	375,000	9,427,500
Total System Services, Inc.	800,000	13,544,000
		43,758,050
LEISURE EQUIPMENT AND PRODUCTS†
Arctic Cat, Inc.(1)	10,909	158,071
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Pharmaceutical Product Development, Inc.	125,000	3,207,500
MACHINERY — 2.4%
Actuant Corp., Class A	130,000	2,567,500
Altra Holdings, Inc.(1)	529,400	6,125,158
Barnes Group, Inc.	185,000	3,561,250
Briggs & Stratton Corp.	430,000	5,809,300
Douglas Dynamics, Inc.	190,000	2,428,200
FreightCar America, Inc.(1)	200,000	2,882,000
Kaydon Corp.	300,000	8,604,000
Mueller Industries, Inc., Class A	135,000	5,209,650
Oshkosh Corp.(1)	200,000	3,148,000
		40,335,058
MARINE — 0.3%
Diana Shipping, Inc.(1)	700,000	5,194,000
MEDIA — 1.5%
E.W. Scripps Co. (The), Class A(1)	965,434	6,758,038
Entercom Communications Corp., Class A(1)	840,000	4,410,000

10

Shares	Value
Entravision Communications Corp., Class A(1)	2,675,000	$2,728,500
Gannett Co., Inc.	450,000	4,288,500
Harte-Hanks, Inc.	400,000	3,392,000
LIN TV Corp., Class A(1)	1,440,000	3,139,200
		24,716,238
METALS AND MINING — 1.2%
Century Aluminum Co.(1)	200,000	1,788,000
Hecla Mining Co.(1)	1,225,000	6,566,000
RTI International Metals, Inc.(1)	175,000	4,081,000
Thompson Creek Metals Co., Inc.(1)	950,000	5,766,500
Worthington Industries, Inc.	150,000	2,095,500
		20,297,000
MULTI-UTILITIES — 1.6%
Avista Corp.	295,000	7,035,750
Black Hills Corp.	265,000	8,119,600
MDU Resources Group, Inc.	135,000	2,590,650
NorthWestern Corp.	135,000	4,311,900
Vectren Corp.	190,000	5,145,200
		27,203,100
MULTILINE RETAIL — 0.6%
Big Lots, Inc.(1)	200,000	6,966,000
Fred’s, Inc., Class A	315,000	3,357,900
		10,323,900
OFFICE ELECTRONICS — 0.3%
Zebra Technologies Corp., Class A(1)	170,000	5,259,800
OIL, GAS AND CONSUMABLE FUELS — 2.7%
Bill Barrett Corp.(1)	65,000	2,355,600
BP Prudhoe Bay Royalty Trust	66,376	6,992,712
Comstock Resources, Inc.(1)	305,000	4,715,300
Forest Oil Corp.(1)	210,000	3,024,000
Hugoton Royalty Trust	120,000	2,550,000
Nordic American Tanker Shipping Ltd.	186,863	2,634,768
Overseas Shipholding Group, Inc.	180,000	2,473,200
Patriot Coal Corp.(1)	600,000	5,076,000
Penn Virginia Corp.	1,165,000	6,489,050
Petroleum Development Corp.(1)	125,079	2,425,282
Swift Energy Co.(1)	245,000	5,963,300
Vaalco Energy, Inc.(1)	151,138	740,482
		45,439,694
PAPER AND FOREST PRODUCTS — 0.6%
Buckeye Technologies, Inc.	35,000	843,850
Clearwater Paper Corp.(1)	175,000	5,946,500
KapStone Paper and Packaging Corp.(1)	290,000	4,028,100
		10,818,450
PERSONAL PRODUCTS — 0.3%
Inter Parfums, Inc.	126,958	1,961,501
Nu Skin Enterprises, Inc., Class A	40,000	1,620,800
Prestige Brands Holdings, Inc.(1)	220,000	1,991,000
		5,573,301
PHARMACEUTICALS — 1.5%
Impax Laboratories, Inc.(1)	205,000	3,671,550
Medicis Pharmaceutical Corp., Class A	185,000	6,748,800
Par Pharmaceutical Cos., Inc.(1)	290,000	7,719,800
ViroPharma, Inc.(1)	380,000	6,866,600
		25,006,750
PROFESSIONAL SERVICES — 1.1%
CDI Corp.	415,000	4,432,200
Heidrick & Struggles International, Inc.	340,000	5,593,000
Kforce, Inc.(1)	445,000	4,365,450
On Assignment, Inc.(1)	635,000	4,489,450
		18,880,100
REAL ESTATE INVESTMENT TRUSTS (REITs) — 7.2%
American Campus Communities, Inc.	130,000	4,837,300
Associated Estates Realty Corp.	335,000	5,179,100
BioMed Realty Trust, Inc.	215,000	3,562,550
Campus Crest Communities, Inc.	380,000	4,134,400
CBL & Associates Properties, Inc.	260,000	2,953,600
Chimera Investment Corp.	2,575,000	7,132,750
CommonWealth REIT	220,000	4,173,400
CreXus Investment Corp.	280,000	2,486,400
DCT Industrial Trust, Inc.	450,000	1,975,500
DiamondRock Hospitality Co.	500,000	3,495,000
First Potomac Realty Trust	270,000	3,366,900
Government Properties Income Trust	380,000	8,173,800
Hatteras Financial Corp.	140,000	3,522,400
Healthcare Realty Trust, Inc.	160,000	2,696,000
Hersha Hospitality Trust	825,000	2,854,500
Highwoods Properties, Inc.	110,000	3,108,600
Inland Real Estate Corp.	185,526	1,354,340
Kilroy Realty Corp.	125,000	3,912,500
LaSalle Hotel Properties	190,000	3,648,000
Mack-Cali Realty Corp.	70,000	1,872,500

11

Shares	Value
Medical Properties Trust, Inc.	270,000	$2,416,500
MFA Financial, Inc.	895,000	6,282,900
National Health Investors, Inc.	40,000	1,685,200
National Retail Properties, Inc.	280,000	7,523,600
Omega Healthcare Investors, Inc.	110,000	1,752,300
PS Business Parks, Inc.	95,000	4,706,300
RLJ Lodging Trust	505,000	6,448,850
Sabra Health Care REIT, Inc.	320,000	3,052,800
Saul Centers, Inc.	55,000	1,859,550
Urstadt Biddle Properties, Inc., Class A	220,000	3,513,400
Washington Real Estate Investment Trust	160,000	4,508,800
Winthrop Realty Trust	360,000	3,128,400
		121,318,140
ROAD AND RAIL — 0.5%
Arkansas Best Corp.	75,000	1,211,250
Old Dominion Freight Line, Inc.(1)	65,000	1,883,050
Werner Enterprises, Inc.	225,000	4,686,750
		7,781,050
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.4%
Cymer, Inc.(1)	115,000	4,275,700
Formfactor, Inc.(1)	410,000	2,554,300
Intersil Corp., Class A	465,000	4,784,850
MKS Instruments, Inc.	105,000	2,279,550
Novellus Systems, Inc.(1)	215,000	5,860,900
Semtech Corp.(1)	155,000	3,270,500
Spansion, Inc., Class A(1)	800,000	9,776,000
Standard Microsystems Corp.(1)	375,000	7,275,000
		40,076,800
SOFTWARE — 2.6%
Cadence Design Systems, Inc.(1)	185,000	1,709,400
Compuware Corp.(1)	460,000	3,523,600
JDA Software Group, Inc.(1)	160,000	3,750,400
Quest Software, Inc.(1)	1,750,000	27,790,000
Synopsys, Inc.(1)	135,000	3,288,600
Websense, Inc.(1)	195,000	3,373,500
		43,435,500
SPECIALTY RETAIL — 3.3%
American Eagle Outfitters, Inc.	210,000	2,461,200
Cabela’s, Inc.(1)	200,000	4,098,000
Collective Brands, Inc.(1)	200,000	2,592,000
Destination Maternity Corp.	295,000	3,796,650
Finish Line, Inc. (The), Class A	150,000	2,998,500
Genesco, Inc.(1)	55,000	2,834,150
Lithia Motors, Inc., Class A	290,000	4,170,200
Men’s Wearhouse, Inc. (The)	120,000	3,129,600
Penske Automotive Group, Inc.	310,000	4,960,000
PEP Boys-Manny Moe & Jack	275,000	2,714,250
RadioShack Corp.	677,150	7,868,484
Rent-A-Center, Inc.	125,000	3,431,250
Stage Stores, Inc.	175,000	2,427,250
Williams-Sonoma, Inc.	265,000	8,159,350
		55,640,884
TEXTILES, APPAREL AND LUXURY GOODS — 1.0%
Columbia Sportswear Co.	140,000	6,496,000
Culp, Inc.(1)	380,000	3,211,000
Wolverine World Wide, Inc.	200,000	6,650,000
		16,357,000
THRIFTS AND MORTGAGE FINANCE — 3.0%
BankUnited, Inc.	560,000	11,625,600
Brookline Bancorp., Inc.	465,000	3,585,150
Capitol Federal Financial, Inc.	1,090,000	11,510,400
First Niagara Financial Group, Inc.	535,000	4,895,250
Flushing Financial Corp.	240,000	2,592,000
Kaiser Federal Financial Group, Inc.	295,000	3,481,000
Oritani Financial Corp.	200,000	2,572,000
Provident Financial Services, Inc.	425,000	4,568,750
Washington Federal, Inc.	480,000	6,115,200
		50,945,350
TOBACCO — 0.1%
Universal Corp.	70,000	2,510,200
TRADING COMPANIES AND DISTRIBUTORS — 0.6%
Applied Industrial Technologies, Inc.	155,000	4,209,800
Lawson Products, Inc.	285,000	3,853,200
WESCO International, Inc.(1)	70,000	2,348,500
		10,411,500
WATER UTILITIES — 0.3%
Artesian Resources Corp., Class A	270,000	4,727,700
TOTAL COMMON STOCKS(Cost $1,722,062,907)		1,567,657,263

12

Shares	Value
Convertible Preferred Stocks — 2.4%
INSURANCE — 1.4%
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	460,000	$23,000,000
LEISURE EQUIPMENT AND PRODUCTS — 0.2%
Callaway Golf Co., Series B, 7.50%	42,030	3,929,805
MEDIA — 0.1%
LodgeNet Interactive Corp., 10.00%(3)	3,321	2,324,700
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
Entertainment Properties Trust, Series E, 9.00%	140,000	3,689,000
Lexington Realty Trust, Series C, 6.50%	70,000	2,918,125
		6,607,125
TOBACCO — 0.3%
Universal Corp., 6.75%	5,604	5,267,760
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $41,255,941)		41,129,390
Exchange-Traded Funds — 1.7%
iShares Russell 2000 Index Fund	75,000	4,818,750
iShares S&P SmallCap 600 Index Fund	395,000	23,107,500
TOTAL EXCHANGE-TRADED FUNDS(Cost $30,467,171)		27,926,250
Preferred Stocks — 0.9%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
DuPont Fabros Technology, Inc., Series A, 7.875%	130,000	3,324,100
Inland Real Estate Corp., Series A, 8.125%	106,133	2,653,325
National Retail Properties, Inc., Series C, 7.375%	270,000	6,763,500
PS Business Parks, Inc., Series O, 7.375%	109,008	2,725,200
TOTAL PREFERRED STOCKS(Cost $14,827,334)		15,466,125
Temporary Cash Investments — 1.6%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $8,371,252), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11, (Delivery value $8,203,627)		$8,203,620
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $7,204,734), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11, (Delivery value $7,031,681)		7,031,675
SSgA U.S. Government Money Market Fund	11,174,691	11,174,691
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,409,986)		26,409,986
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $1,835,023,339)		1,678,589,014
OTHER ASSETS AND LIABILITIES — 0.8%		14,169,028
TOTAL NET ASSETS — 100.0%		$1,692,758,042

Notes to Schedule of Investments

†Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $2,324,700, which represented 0.1% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $1,820,876,650)	$1,660,349,014
Investment securities - affiliated, at value (cost of $14,146,689)	18,240,000
Total investments securities, at value (cost of $1,835,023,339)	1,678,589,014
Receivable for investments sold	45,783,025
Receivable for capital shares sold	24,000,559
Dividends and interest receivable	4,093,833
1,752,466,431

Liabilities
Payable for investments purchased	30,479,523
Payable for capital shares redeemed	27,405,350
Accrued management fees	1,742,908
Distribution and service fees payable	80,608
59,708,389

Net Assets	$1,692,758,042

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,781,924,995
Undistributed net investment income	2,950,886
Undistributed net realized gain	64,316,486
Net unrealized depreciation	(156,434,325)
$1,692,758,042

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$779,324,769	106,621,321	$7.31
Institutional Class, $0.01 Par Value	$542,966,425	73,990,840	$7.34
A Class, $0.01 Par Value	$367,685,471	50,512,868	$7.28	*
C Class, $0.01 Par Value	$56,044	7,722	$7.26
R Class, $0.01 Par Value	$2,725,333	373,785	$7.29
*Maximum offering price $7.72 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $123,850 from affiliates)	$24,004,686
Interest	5,781
24,010,467

Expenses:
Management fees	12,856,528
Distribution and service fees:
A Class	582,098
C Class	299
R Class	10,063
Directors’ fees and expenses	57,038
13,506,026

Net investment income (loss)	10,504,441

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $321,371 from affiliates)	42,075,929
Change in net unrealized appreciation (depreciation) on investments	(580,303,105)

Net realized and unrealized gain (loss)	(538,227,176)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(527,722,735)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$10,504,441	$22,244,660
Net realized gain (loss)	42,075,929	286,958,789
Change in net unrealized appreciation (depreciation)	(580,303,105)	79,895,526
Net increase (decrease) in net assets resulting from operations	(527,722,735)	389,098,975

Distributions to Shareholders
From net investment income:
Investor Class	(3,307,010)	(6,926,961)
Institutional Class	(3,281,934)	(6,428,297)
A Class	(1,140,301)	(2,495,132)
C Class	(53)	(42)
R Class	(6,024)	(9,025)
Decrease in net assets from distributions	(7,735,322)	(15,859,457)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(252,253,399)	132,084,281

Net increase (decrease) in net assets	(787,711,456)	505,323,799

Net Assets
Beginning of period	2,480,469,498	1,975,145,699
End of period	$1,692,758,042	$2,480,469,498

Undistributed net investment income	$2,950,886	$181,767

See Notes to Financial Statements.

16

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2011 was 1.22% for the Investor Class, A Class, C Class, and R Class and 1.02% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $1,297,818,232 and $1,382,823,783, respectively.

For the six months ended September 30, 2011, the fund incurred net realized losses of $(462,516) from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	9,646,077	$83,263,085	34,957,443	$291,161,149
Issued in reinvestment of distributions	391,542	3,044,271	775,767	6,541,679
Redeemed	(19,127,910)	(163,500,971)	(30,451,138)	(252,735,029)
	(9,090,291)	(77,193,615)	5,282,072	44,967,799
Institutional Class/Shares Authorized	300,000,000		270,000,000
Sold	14,195,982	118,950,667	28,024,318	234,934,340
Issued in reinvestment of distributions	372,715	2,994,119	661,970	5,582,538
Redeemed	(31,126,837)	(259,004,101)	(19,435,931)	(161,546,370)
	(16,558,140)	(137,059,315)	9,250,357	78,970,508
A Class/Shares Authorized	200,000,000		190,000,000
Sold	4,423,568	37,894,485	11,642,949	96,129,611
Issued in reinvestment of distributions	147,836	1,130,948	235,973	2,000,259
Redeemed	(8,818,444)	(75,615,553)	(11,441,531)	(94,285,463)
	(4,247,040)	(36,590,120)	437,391	3,844,407
C Class/Shares Authorized	5,000,000		5,000,000
Sold	1,575	13,830	2,965	26,617
Issued in reinvestment of distributions	7	53	5	42
Redeemed	(82)	(751)	(37)	(330)
	1,500	13,132	2,933	26,329
R Class/Shares Authorized	5,000,000		5,000,000
Sold	85,251	717,569	545,619	4,514,218
Issued in reinvestment of distributions	787	6,024	1,005	9,025
Redeemed	(234,282)	(2,147,074)	(27,884)	(248,005)
	(148,244)	(1,423,481)	518,740	4,275,238
Net increase (decrease)	(30,042,215)	$(252,253,399)	15,491,493	$132,084,281

20

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2011 follows:

	March 31, 2011					September 30, 2011
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Utah Medical Products, Inc.	170,000	$14,796	$580,896	$(24,087)	$72,850	150,000	(1)
Young Innovations, Inc.	625,000	2,311,664	1,776,582	345,458	51,000	640,000	$18,240,000
		$2,326,460	$2,357,478	$321,371	$123,850		$18,240,000

(1)	Company was not an affiliate at September 30, 2011.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,567,657,263	—	—
Convertible Preferred Stocks	—	$41,129,390	—
Exchange-Traded Funds	27,926,250	—	—
Preferred Stocks	—	15,466,125	—
Temporary Cash Investments	11,174,691	15,235,295	—
Total Value of Investment Securities	$1,606,758,204	$71,830,810	—

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8. Risk Factors

The fund generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,906,090,213
Gross tax appreciation of investments	$80,060,913
Gross tax depreciation of investments	(307,562,112)
Net tax appreciation (depreciation) of investments	$(227,501,199)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011(4)	$9.48	0.04	(2.18)	(2.14)	(0.03)	—	(0.03)	$7.31	(22.59)%	1.23%(5)	0.93%(5)	59%	$779,325
2011	$8.02	0.09	1.43	1.52	(0.06)	—	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
2010	$4.70	0.11	3.33	3.44	(0.12)	—	(0.12)	$8.02	73.93%	1.25%	1.60%	104%	$885,942
2009	$7.02	0.12	(2.31)	(2.19)	(0.11)	(0.02)	(0.13)	$4.70	(31.69)%	1.25%	1.93%	192%	$419,206
2008	$10.01	0.09	(1.16)	(1.07)	(0.09)	(1.83)	(1.92)	$7.02	(12.22)%	1.26%	1.01%	123%	$732,968
2007	$10.45	0.06	0.87	0.93	(0.04)	(1.33)	(1.37)	$10.01	9.38%	1.25%	0.57%	121%	$1,261,392
Institutional Class
2011(4)	$9.52	0.05	(2.19)	(2.14)	(0.04)	—	(0.04)	$7.34	(22.49)%	1.03%(5)	1.13%(5)	59%	$542,966
2011	$8.05	0.10	1.44	1.54	(0.07)	—	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881
2010	$4.71	0.12	3.35	3.47	(0.13)	—	(0.13)	$8.05	74.47%	1.05%	1.80%	104%	$654,738
2009	$7.04	0.13	(2.32)	(2.19)	(0.12)	(0.02)	(0.14)	$4.71	(31.61)%	1.05%	2.13%	192%	$258,902
2008	$10.03	0.11	(1.17)	(1.06)	(0.10)	(1.83)	(1.93)	$7.04	(12.05)%	1.06%	1.21%	123%	$370,422
2007	$10.47	0.08	0.87	0.95	(0.06)	(1.33)	(1.39)	$10.03	9.52%	1.05%	0.77%	121%	$443,173

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(6)
2011(4)	$9.44	0.03	(2.17)	(2.14)	(0.02)	—	(0.02)	$7.28	(22.65)%	1.48%(5)	0.68%(5)	59%	$367,685
2011	$8.00	0.06	1.43	1.49	(0.05)	—	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974
2010	$4.69	0.09	3.32	3.41	(0.10)	—	(0.10)	$8.00	73.53%	1.50%	1.35%	104%	$434,413
2009	$7.00	0.10	(2.30)	(2.20)	(0.09)	(0.02)	(0.11)	$4.69	(31.82)%	1.50%	1.68%	192%	$215,068
2008	$10.00	0.07	(1.17)	(1.10)	(0.07)	(1.83)	(1.90)	$7.00	(12.51)%	1.51%	0.76%	123%	$286,227
2007	$10.45	0.03	0.87	0.90	(0.02)	(1.33)	(1.35)	$10.00	9.10%	1.50%	0.32%	121%	$434,182
C Class
2011(4)	$9.43	—(7)	(2.16)	(2.16)	(0.01)	—	(0.01)	$7.26	(22.94)%	2.23%(5)	(0.07)%(5)	59%	$56
2011	$8.01	0.01	1.42	1.43	(0.01)	—	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
2010(8)	$7.60	—(7)	0.41	0.41	—	—	—	$8.01	5.39%	2.25%(5)	0.72%(5)	104%(9)	$26
R Class
2011(4)	$9.46	0.02	(2.17)	(2.15)	(0.02)	—	(0.02)	$7.29	(22.76)%	1.73%(5)	0.43%(5)	59%	$2,725
2011	$8.02	0.06	1.41	1.47	(0.03)	—	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939
2010(8)	$7.60	0.01	0.41	0.42	—	—	—	$8.02	5.53%	1.75%(5)	1.22%(5)	104%(9)	$26

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	Six months ended September 30, 2011 (unaudited).
(5)	Annualized.
(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(7)	Per-share amount was less than $0.005.
(8)	March 1, 2010 (commencement of sale) through March 31, 2010.
(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

25

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified,

27

the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

28

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

29

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73675   1111

SEMIANNUAL REPORT   SEPTEMBER 30, 2011

Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	21
Approval of Management Agreement	24
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

      Jonathan Thomas

Dear Investor:

Thank you for reviewing our semiannual report for the six months ended September 30, 2011. This report offers a macroeconomic and financial market overview of the period, followed by fund performance, a schedule of fund investments, and other financial information.

For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site. Also, the fund’s annual report, dated March 31, 2012, will provide additional market perspective and portfolio commentary from our portfolio management team.

Macroeconomic and Financial Market Overview

This reporting period differed dramatically from the six months that preceded it. As the period covered by this report opened in April 2011, U.S. stocks were approaching the crest of an eight-month rally, originating back in late August 2010, which pushed the broad market approximately 30% higher. At the same time, the 10-year U.S. Treasury yield climbed above 3.50%, responding to global growth and inflation pressures.

All of that changed during the late spring and summer of 2011. High fuel prices, declining U.S. home values, elevated U.S. unemployment rates, natural disasters, a near-default on U.S. government debt, a U.S. debt rating downgrade, and a resurgence of the European sovereign debt crisis ebbed the economic tide globally and in the U.S.

Investors’ risk tolerance reversed as recession fears re-emerged. A full-blown flight to safety ensued by mid-summer, sending U.S. Treasury yields to record lows, boosting the U.S. dollar, and undermining stock prices, both domestically and abroad. By September 30, the financial markets had priced in recessionary expectations.

Fundamental signs of economic resilience remained, however, particularly in corporate earnings, with potentially more monetary and fiscal stimuli on the way. The Federal Reserve resurrected “Operation Twist,” an attempt to further lower long-term interest rates, and the Obama administration worked to implement job-creation legislation.

We don’t think there will be a double-dip recession, but we do believe we face another period of slow, sub-par economic growth. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

The board of directors of the fund was pleased at the announcement of a new strategic partner for the investment advisor to the American Century Investments funds. Canadian Imperial Bank of Commerce (CIBC), a leading Canadian financial institution, purchased the 41 percent economic interest in American Century Companies, the parent corporation of the advisor, previously held by JPMorgan Chase & Co. Based in Toronto, CIBC provides a full range of retail and wholesale banking services to almost 11 million clients through approximately 1,100 branches and offices in Canada, the U.S. and around the world. This transaction will benefit fund shareholders by bolstering the financial strength of the advisor and providing a strategic partner to help support its growth initiative to broaden non-U.S. distribution of its products and services.

The board also has been briefed throughout the year on the impact on fund performance of the European banking crisis, the U.S. deficit reduction debates, and the pace of economic growth. While the performance of all funds has been affected, the majority of American Century Investments funds overseen by the board are exceeding their benchmarks for the one-, three-, five-, and ten-year periods ended September 30, 2011. This is commendable performance, particularly in these challenging market conditions.

We are completing another year of board oversight on your behalf. We appreciate any comments you would like to share with the board. Send them to me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

Performance

Total Returns as of September 30, 2011
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	-14.35%	-1.93%	-2.00%	4.37%	8.24%	9/1/93
Russell 3000 Value Index	—	-17.20%	-2.22%	-3.50%	3.58%	7.41%(2)	—
S&P 500 Index	—	-13.78%	1.14%	-1.18%	2.82%	7.09%(2)	—
Lipper Multi-Cap Value Funds Index	—	-20.27%	-5.49%	-3.91%	3.00%	6.41%(2)	—
Institutional Class	AVLIX	-14.40%	-1.73%	-1.83%	4.55%	5.11%	7/31/97
A Class(3) No sales charge* With sales charge*	TWADX	-14.63% -19.48%	-2.19% -7.81%	-2.28% -3.42%	4.09% 3.48%	6.17% 5.75%	10/2/96
B Class No sales charge* With sales charge*	ACBVX	-14.81% -19.81%	-2.82% -6.82%	-2.97% -3.20%	— —	4.53% 4.53%	1/31/03
C Class No sales charge* With sales charge*	ACLCX	-14.91% -15.76%	-2.84% -2.84%	-2.97% -2.97%	3.33% 3.33%	2.32% 2.32%	6/4/01
R Class	AVURX	-14.57%	-2.43%	-2.48%	—	-0.27%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Fund Characteristics

SEPTEMBER 30, 2011
Top Ten Holdings	% of net assets
Total SA	3.0%
Pfizer, Inc.	2.8%
AT&T, Inc.	2.8%
JPMorgan Chase & Co.	2.8%
General Electric Co.	2.8%
Johnson & Johnson	2.7%
Northern Trust Corp.	2.6%
Procter & Gamble Co. (The)	2.5%
Chevron Corp.	2.2%
Merck & Co., Inc.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.3%
Pharmaceuticals	9.1%
Insurance	7.1%
Commercial Banks	5.8%
Capital Markets	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.7%
Foreign Common Stocks*	8.8%
Total Common Stocks	95.5%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	0.3%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period(1) 4/1/11 – 9/30/11	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$856.50	$4.69	1.01%
Institutional Class	$1,000	$856.00	$3.76	0.81%
A Class	$1,000	$853.70	$5.84	1.26%
B Class	$1,000	$851.90	$9.31	2.01%
C Class	$1,000	$850.90	$9.30	2.01%
R Class	$1,000	$854.30	$7.00	1.51%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.10	1.01%
Institutional Class	$1,000	$1,020.95	$4.09	0.81%
A Class	$1,000	$1,018.70	$6.36	1.26%
B Class	$1,000	$1,014.95	$10.13	2.01%
C Class	$1,000	$1,014.95	$10.13	2.01%
R Class	$1,000	$1,017.45	$7.62	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

SEPTEMBER 30, 2011 (UNAUDITED)

	Shares	Value
Common Stocks — 95.5%
AEROSPACE AND DEFENSE — 0.8%
General Dynamics Corp.	66,100	$ 3,760,429
Huntington Ingalls Industries, Inc.(1)	192,540	4,684,498
Raytheon Co.	193,320	7,900,989
		16,345,916
AIR FREIGHT AND LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	76,360	4,822,134
AIRLINES — 0.7%
Southwest Airlines Co.	1,616,330	12,995,293
AUTOMOBILES — 1.6%
General Motors Co.(1)	435,470	8,787,785
Honda Motor Co., Ltd.	226,800	6,649,772
Toyota Motor Corp.	476,100	16,275,211
		31,712,768
BEVERAGES — 0.8%
Dr Pepper Snapple Group, Inc.	291,660	11,310,575
PepsiCo, Inc.	78,820	4,878,958
		16,189,533
CAPITAL MARKETS — 5.6%
Charles Schwab Corp. (The)	1,694,880	19,101,298
Franklin Resources, Inc.	66,250	6,336,150
Goldman Sachs Group, Inc. (The)	181,430	17,154,206
Northern Trust Corp.	1,404,840	49,141,303
State Street Corp.	495,110	15,922,738
		107,655,695
COMMERCIAL BANKS — 5.8%
BB&T Corp.	237,570	5,067,368
Comerica, Inc.	802,300	18,428,831
Commerce Bancshares, Inc.	252,810	8,785,147
PNC Financial Services Group, Inc.	306,740	14,781,801
U.S. Bancorp.	1,327,230	31,242,994
Wells Fargo & Co.	1,340,880	32,342,026
		110,648,167
COMMERCIAL SERVICES AND SUPPLIES — 3.1%
Avery Dennison Corp.	329,360	8,260,349
Republic Services, Inc.	1,264,590	35,484,395
Waste Management, Inc.	486,680	15,846,301
		59,591,045
COMMUNICATIONS EQUIPMENT — 1.5%
Cisco Systems, Inc.	1,874,220	29,031,668
COMPUTERS AND PERIPHERALS — 2.6%
Diebold, Inc.	515,550	14,182,780
Hewlett-Packard Co.	990,000	22,225,500
QLogic Corp.(1)	649,730	8,238,576
Seagate Technology plc	474,920	4,882,178
		49,529,034
CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	57,220	3,617,448
CONTAINERS AND PACKAGING — 0.5%
Bemis Co., Inc.	359,490	10,536,652
DIVERSIFIED FINANCIAL SERVICES — 2.8%
JPMorgan Chase & Co.	1,769,280	53,290,714
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
AT&T, Inc.	1,888,630	53,863,728
CenturyLink, Inc.	276,850	9,169,272
Verizon Communications, Inc.	198,540	7,306,272
		70,339,272
ELECTRIC UTILITIES — 2.4%
Great Plains Energy, Inc.	280,600	5,415,580
NV Energy, Inc.	568,320	8,359,987
Westar Energy, Inc.	1,237,940	32,706,375
		46,481,942
ELECTRICAL EQUIPMENT — 1.0%
Emerson Electric Co.	165,350	6,830,608
Hubbell, Inc., Class B	97,080	4,809,343
Thomas & Betts Corp.(1)	180,570	7,206,549
		18,846,500
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.3%
Molex, Inc.	316,840	6,454,031
ENERGY EQUIPMENT AND SERVICES — 0.2%
Schlumberger Ltd.	65,080	3,887,228
FOOD AND STAPLES RETAILING — 2.5%
CVS Caremark Corp.	514,250	17,268,515
SYSCO Corp.	373,160	9,664,844
Wal-Mart Stores, Inc.	420,260	21,811,494
		48,744,853
FOOD PRODUCTS — 2.9%
Campbell Soup Co.	120,350	3,895,730
ConAgra Foods, Inc.	175,750	4,256,665
Kraft Foods, Inc., Class A	983,160	33,014,513
Ralcorp Holdings, Inc.(1)	129,990	9,971,533
Unilever NV CVA	127,930	4,052,056
		55,190,497

Shares	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.9%
Becton, Dickinson and Co.	68,710	$ 5,037,817
Boston Scientific Corp.(1)	2,692,600	15,913,266
CareFusion Corp.(1)	846,600	20,276,070
Medtronic, Inc.	443,090	14,728,312
Zimmer Holdings, Inc.(1)	354,720	18,977,520
		74,932,985
HEALTH CARE PROVIDERS AND SERVICES — 2.4%
Aetna, Inc.	209,940	7,631,319
CIGNA Corp.	171,630	7,198,162
LifePoint Hospitals, Inc.(1)	236,890	8,679,650
Quest Diagnostics, Inc.	76,640	3,782,950
UnitedHealth Group, Inc.	394,800	18,208,176
		45,500,257
HOTELS, RESTAURANTS AND LEISURE — 1.3%
International Game Technology	345,240	5,016,337
International Speedway Corp., Class A	524,400	11,977,296
Speedway Motorsports, Inc.	642,370	7,759,830
		24,753,463
HOUSEHOLD DURABLES — 1.0%
Toll Brothers, Inc.(1)	337,940	4,876,474
Whirlpool Corp.	299,700	14,958,027
		19,834,501
HOUSEHOLD PRODUCTS — 3.6%
Clorox Co.	66,810	4,431,507
Kimberly-Clark Corp.	247,630	17,584,206
Procter & Gamble Co. (The)	761,660	48,121,679
		70,137,392
INDUSTRIAL CONGLOMERATES — 4.3%
General Electric Co.	3,485,720	53,122,373
Koninklijke Philips Electronics NV	1,371,010	24,542,030
Tyco International Ltd.	99,340	4,048,105
		81,712,508
INSURANCE — 7.1%
Allstate Corp. (The)	864,240	20,473,846
Berkshire Hathaway, Inc. Class A(1)	210	22,428,000
HCC Insurance Holdings, Inc.	363,970	9,845,388
Marsh & McLennan Cos., Inc.	786,710	20,879,283
MetLife, Inc.	384,060	10,757,521
Prudential Financial, Inc.	154,410	7,235,653
Torchmark Corp.	195,240	6,806,066
Transatlantic Holdings, Inc.	399,000	19,359,480
Travelers Cos., Inc. (The)	395,610	19,278,075
		137,063,312
IT SERVICES — 0.3%
Visa, Inc., Class A	66,650	5,713,238
METALS AND MINING — 0.9%
Barrick Gold Corp.	105,180	4,906,647
Freeport-McMoRan Copper & Gold, Inc.	217,650	6,627,443
Newmont Mining Corp.	86,080	5,414,432
		16,948,522
MULTI-UTILITIES — 2.6%
PG&E Corp.	605,330	25,611,513
Xcel Energy, Inc.	966,980	23,874,736
		49,486,249
MULTILINE RETAIL — 1.0%
Target Corp.	391,080	19,178,563
OIL, GAS AND CONSUMABLE FUELS — 11.3%
Apache Corp.	62,070	4,980,497
BP plc	774,580	4,645,858
BP plc ADR	48,710	1,756,970
Chevron Corp.	448,580	41,502,621
ConocoPhillips	137,160	8,684,971
Devon Energy Corp.	128,250	7,110,180
Exxon Mobil Corp.	416,860	30,276,542
Imperial Oil Ltd.	803,270	28,853,023
Murphy Oil Corp.	199,860	8,825,818
Peabody Energy Corp.	143,030	4,845,856
Total SA	1,314,360	57,951,013
Ultra Petroleum Corp.(1)	645,700	17,898,804
		217,332,153
PHARMACEUTICALS — 9.1%
Bristol-Myers Squibb Co.	426,730	13,390,787
Eli Lilly & Co.	399,960	14,786,521
Johnson & Johnson	811,000	51,668,810
Merck & Co., Inc.	1,210,060	39,581,063
Pfizer, Inc.	3,104,080	54,880,135
		174,307,316
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Weyerhaeuser Co.	363,020	5,644,961
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.3%
Applied Materials, Inc.	1,373,540	14,216,139
Intel Corp.	1,363,330	29,079,829
		43,295,968
SOFTWARE — 0.2%
Adobe Systems, Inc.(1)	155,160	3,750,217
SPECIALTY RETAIL — 3.0%
Lowe’s Cos., Inc.	1,878,810	36,336,185
Staples, Inc.	1,623,480	21,592,284
		57,928,469

Shares	Value
THRIFTS AND MORTGAGE FINANCE — 0.8%
Hudson City Bancorp., Inc.	2,726,990	$ 15,434,763
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
American Tower Corp. Class A(1)	90,470	4,867,286
Rogers Communications, Inc., Class B	331,250	11,338,809
		16,206,095
TOTAL COMMON STOCKS(Cost $1,980,205,155)		1,835,071,322
Temporary Cash Investments — 4.2%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 9/15/14, valued at $25,692,811), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $25,178,342)		25,178,321
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 2/15/39, valued at $22,112,567), in a joint trading account at 0.01%, dated 9/30/11, due 10/3/11 (Delivery value $21,581,436)		21,581,418
SSgA U.S. Government Money Market Fund	34,430,294	34,430,294
TOTAL TEMPORARY CASH INVESTMENTS (Cost $81,190,033)		81,190,033
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $2,061,395,188)		1,916,261,355
OTHER ASSETS AND LIABILITIES — 0.3%		5,383,523
TOTAL NET ASSETS — 100.0%		$1,921,644,878

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
30,934,319	CAD for USD	UBS AG	10/31/11	$ 29,499,955	$ 690,129
48,781,282	EUR for USD	UBS AG	10/31/11	65,341,543	1,033,196
3,141,925	GBP for USD	Credit Suisse Securities	10/31/11	4,898,207	15,272
1,344,621,600	JPY for USD	Credit Suisse Securities	10/31/11	17,439,566	134,889
				$117,179,271	$1,873,486

(Value on Settlement Date $119,052,757)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
601	S&P 500 E-Mini Futures	December 2011	$33,836,300	$(1,963,431)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2011 (UNAUDITED)
Assets
Investment securities, at value (cost of $2,061,395,188)	$1,916,261,355
Foreign currency holdings, at value (cost of $200,176)	197,249
Deposits with broker for futures contracts	2,404,000
Receivable for investments sold	15,325,162
Receivable for capital shares sold	2,417,689
Unrealized gain on forward foreign currency exchange contracts	1,873,486
Dividends and interest receivable	4,522,748
1,943,001,689

Liabilities
Payable for investments purchased	18,047,823
Payable for capital shares redeemed	800,762
Payable for variation margin on futures contracts	910,515
Accrued management fees	1,548,333
Distribution and service fees payable	49,378
21,356,811

Net Assets	$1,921,644,878

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,471,918,551
Undistributed net investment income	2,232,166
Accumulated net realized loss	(407,267,047)
Net unrealized depreciation	(145,238,792)
$1,921,644,878

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,517,042,979	300,020,066	$5.06
Institutional Class, $0.01 Par Value	$196,279,873	38,774,957	$5.06
A Class, $0.01 Par Value	$183,348,647	36,273,211	$5.05	*
B Class, $0.01 Par Value	$2,134,878	422,989	$5.05
C Class, $0.01 Par Value	$6,563,673	1,310,766	$5.01
R Class, $0.01 Par Value	$16,274,828	3,218,529	$5.06
*Maximum offering price $5.36 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $644,000)	$28,729,022
Interest	7,411
28,736,433

Expenses:
Management fees	10,099,311
Distribution and service fees:
A Class	257,733
B Class	13,162
C Class	36,972
R Class	43,663
Directors’ fees and expenses	46,952
Other expenses	1,533
10,499,326

Net investment income (loss)	18,237,107

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	40,870,894
Futures contract transactions	(339,354)
Foreign currency transactions	2,311,651
42,843,191

Change in net unrealized appreciation (depreciation) on:
Investments	(373,976,514)
Futures contracts	(1,963,431)
Translation of assets and liabilities in foreign currencies	1,975,379
(373,964,566)

Net realized and unrealized gain (loss)	(331,121,375)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(312,884,268)

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED) AND YEAR ENDED MARCH 31, 2011
Increase (Decrease) in Net Assets	September 30, 2011	March 31, 2011
Operations
Net investment income (loss)	$18,237,107	$38,209,245
Net realized gain (loss)	42,843,191	130,675,664
Change in net unrealized appreciation (depreciation)	(373,964,566)	108,354,740
Net increase (decrease) in net assets resulting from operations	(312,884,268)	277,239,649

Distributions to Shareholders
From net investment income:
Investor Class	(16,774,422)	(30,338,911)
Institutional Class	(2,460,801)	(4,591,088)
A Class	(1,855,739)	(2,911,109)
B Class	(13,762)	(34,586)
C Class	(39,478)	(81,713)
R Class	(137,556)	(190,034)
Decrease in net assets from distributions	(21,281,758)	(38,147,441)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	118,517,787	275,659,606

Net increase (decrease) in net assets	(215,648,239)	514,751,814

Net Assets
Beginning of period	2,137,293,117	1,622,541,303
End of period	$1,921,644,878	$2,137,293,117

Undistributed net investment income	$2,232,166	$5,276,817

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2011 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of companies with small, medium, and large market capitalization that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

 Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended September 30, 2011 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2011 were $724,624,238 and $653,796,717, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2011		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,000,000,000
Sold	42,872,325	$235,017,236	99,542,833	$515,144,572
Issued in reinvestment of distributions	2,900,719	16,156,178	5,240,675	28,242,944
Redeemed	(24,993,954)	(141,404,760)	(61,480,581)	(334,981,493)
	20,779,090	109,768,654	43,302,927	208,406,023
Institutional Class/Shares Authorized	200,000,000		125,000,000
Sold	3,942,278	22,641,399	6,984,266	38,504,311
Issued in reinvestment of distributions	441,758	2,460,801	850,569	4,591,088
Redeemed	(3,384,749)	(19,290,314)	(9,672,208)	(51,914,026)
	999,287	5,811,886	(1,837,373)	(8,818,627)
A Class/Shares Authorized	200,000,000		150,000,000
Sold	3,692,157	21,239,156	24,506,681	124,332,768
Issued in reinvestment of distributions	329,236	1,836,408	318,542	1,710,118
Redeemed	(3,729,870)	(21,556,275)	(10,958,614)	(59,753,401)
	291,523	1,519,289	13,866,609	66,289,485
B Class/Shares Authorized	5,000,000		5,000,000
Sold	3,433	20,539	4,323	23,808
Issued in reinvestment of distributions	2,181	12,304	5,849	31,168
Redeemed	(71,592)	(399,439)	(111,022)	(614,783)
	(65,978)	(366,596)	(100,850)	(559,807)
C Class/Shares Authorized	15,000,000		5,000,000
Sold	104,573	594,400	246,108	1,331,424
Issued in reinvestment of distributions	5,627	31,392	12,200	64,537
Redeemed	(93,925)	(526,530)	(326,335)	(1,750,623)
	16,275	99,262	(68,027)	(354,662)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	554,748	3,162,787	4,465,606	23,210,734
Issued in reinvestment of distributions	24,612	137,556	35,129	190,034
Redeemed	(284,831)	(1,615,051)	(2,414,937)	(12,703,574)
	294,529	1,685,292	2,085,798	10,697,194
Net increase (decrease)	22,314,726	$118,517,787	57,249,084	$275,659,606

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

●	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

●
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

●	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,665,169,650	—	—
Foreign Common Stocks	15,593,900	$154,307,772	—
Temporary Cash Investments	34,430,294	46,759,739	—
Total Value of Investment Securities	$1,715,193,844	$201,067,511	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,873,486	—
Futures Contracts	$(1,963,431)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(1,963,431)	$1,873,486	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of September 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	$910,515
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$1,873,486	Unrealized loss on forward foreign currency exchange contracts	—
		$1,873,486		$910,515

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(339,354)	Change in net unrealized appreciation (depreciation) on futures contracts	$(1,963,431)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	2,253,881	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,990,498
		$1,914,527		$ 27,067

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2011, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$2,136,565,150
Gross tax appreciation of investments	$110,007,411
Gross tax depreciation of investments	(330,311,206)
Net tax appreciation (depreciation) of investments	$(220,303,795)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2011, the fund had accumulated capital losses of $(377,550,163), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(171,776,370) and $(205,773,793) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2011(3)	$5.97	0.05	(0.90)	(0.85)	(0.06)	—	(0.06)	$5.06	(14.35)%	1.01%(4)	1.78%(4)	32%	$1,517,043
2011	$5.40	0.11	0.57	0.68	(0.11)	—	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
2010	$3.80	0.09	1.60	1.69	(0.09)	—	(0.09)	$5.40	44.84%	1.00%	1.97%	62%	$1,274,063
2009	$5.78	0.13	(1.98)	(1.85)	(0.13)	—	(0.13)	$3.80	(32.34)%	1.00%	2.63%	91%	$975,772
2008	$7.61	0.12	(0.92)	(0.80)	(0.12)	(0.91)	(1.03)	$5.78	(11.56)%	1.00%	1.65%	152%	$1,707,366
2007	$7.18	0.12	0.93	1.05	(0.11)	(0.51)	(0.62)	$7.61	14.90%	0.99%	1.58%	140%	$2,495,067
Institutional Class
2011(3)	$5.98	0.06	(0.92)	(0.86)	(0.06)	—	(0.06)	$5.06	(14.40)%	0.81%(4)	1.98%(4)	32%	$196,280
2011	$5.41	0.12	0.57	0.69	(0.12)	—	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950
2010	$3.81	0.10	1.60	1.70	(0.10)	—	(0.10)	$5.41	45.01%	0.80%	2.17%	62%	$214,112
2009	$5.79	0.14	(1.98)	(1.84)	(0.14)	—	(0.14)	$3.81	(32.14)%	0.80%	2.83%	91%	$123,484
2008	$7.62	0.13	(0.91)	(0.78)	(0.14)	(0.91)	(1.05)	$5.79	(11.36)%	0.80%	1.85%	152%	$307,769
2007	$7.19	0.13	0.94	1.07	(0.13)	(0.51)	(0.64)	$7.62	15.11%	0.79%	1.78%	140%	$289,536
A Class(5)
2011(3)	$5.97	0.04	(0.91)	(0.87)	(0.05)	—	(0.05)	$5.05	(14.63)%	1.26%(4)	1.53%(4)	32%	$183,349
2011	$5.40	0.10	0.57	0.67	(0.10)	—	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896
2010	$3.80	0.08	1.60	1.68	(0.08)	—	(0.08)	$5.40	44.47%	1.25%	1.72%	62%	$119,363
2009	$5.78	0.12	(1.98)	(1.86)	(0.12)	—	(0.12)	$3.80	(32.51)%	1.25%	2.38%	91%	$83,254
2008	$7.61	0.10	(0.92)	(0.82)	(0.10)	(0.91)	(1.01)	$5.78	(11.76)%	1.25%	1.40%	152%	$191,739
2007	$7.18	0.10	0.93	1.03	(0.09)	(0.51)	(0.60)	$7.61	14.62%	1.24%	1.33%	140%	$249,265

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2011(3)	$5.96	0.02	(0.90)	(0.88)	(0.03)	—	(0.03)	$5.05	(14.81)%	2.01%(4)	0.78%(4)	32%	$2,135
2011	$5.39	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
2010	$3.80	0.05	1.59	1.64	(0.05)	—	(0.05)	$5.39	43.21%	2.00%	0.97%	62%	$3,182
2009	$5.78	0.08	(1.97)	(1.89)	(0.09)	—	(0.09)	$3.80	(33.01)%	2.00%	1.63%	91%	$2,651
2008	$7.61	0.05	(0.92)	(0.87)	(0.05)	(0.91)	(0.96)	$5.78	(12.41)%	2.00%	0.65%	152%	$5,601
2007	$7.18	0.04	0.94	0.98	(0.04)	(0.51)	(0.55)	$7.61	13.78%	1.99%	0.58%	140%	$7,740
C Class
2011(3)	$5.92	0.02	(0.90)	(0.88)	(0.03)	—	(0.03)	$5.01	(14.91)%	2.01%(4)	0.78%(4)	32%	$6,564
2011	$5.35	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659
2010	$3.77	0.05	1.58	1.63	(0.05)	—	(0.05)	$5.35	43.29%	2.00%	0.97%	62%	$7,294
2009	$5.74	0.08	(1.96)	(1.88)	(0.09)	—	(0.09)	$3.77	(33.06)%	2.00%	1.63%	91%	$5,414
2008	$7.56	0.05	(0.91)	(0.86)	(0.05)	(0.91)	(0.96)	$5.74	(12.36)%	2.00%	0.65%	152%	$11,532
2007	$7.14	0.04	0.93	0.97	(0.04)	(0.51)	(0.55)	$7.56	13.71%	1.99%	0.58%	140%	$22,274
R Class
2011(3)	$5.97	0.04	(0.91)	(0.87)	(0.04)	—	(0.04)	$5.06	(14.57)%	1.51%(4)	1.28%(4)	32%	$16,275
2011	$5.40	0.07	0.58	0.65	(0.08)	—	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470
2010	$3.80	0.07	1.60	1.67	(0.07)	—	(0.07)	$5.40	44.10%	1.50%	1.47%	62%	$4,527
2009	$5.78	0.11	(1.98)	(1.87)	(0.11)	—	(0.11)	$3.80	(32.67)%	1.50%	2.13%	91%	$2,255
2008	$7.61	0.09	(0.92)	(0.83)	(0.09)	(0.91)	(1.00)	$5.78	(11.98)%	1.50%	1.15%	152%	$1,625
2007	$7.18	0.08	0.94	1.02	(0.08)	(0.51)	(0.59)	$7.61	14.34%	1.49%	1.08%	140%	$331

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Six months ended September 30, 2011 (unaudited).
(4)	Annualized.
(5)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

●	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

●	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

●
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

●	data comparing the cost of owning the Fund to the cost of owning similar funds;

●	the Advisor’s compliance policies, procedures, and regulatory experience;

●	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

●	data comparing services provided and charges to other investment management clients of the Advisor; and

●	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

●	constructing and designing the Fund

●	portfolio research and security selection

●	initial capitalization/funding

●	securities trading

●	Fund administration

●	custody of Fund assets

●	daily valuation of the Fund’s portfolio

●	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

●	legal services

●	regulatory and portfolio compliance

●	financial reporting

●	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SAN-73676   1111

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 29, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 29, 2011